UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-06136

HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)

4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)

Kelly Bowers Whetstone, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)

Copies to:
Bibb L. Strench
Seward & Kissel LLP
1200 G Street, NW
Washington, D.C.  20005
(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5953

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

February 26, 2010

Dear Shareholder:

Enclosed is your copy of the 2009 Homestead Funds’ annual report. Please read it to better understand the performance of your investments last year.

Equity and fixed-income markets both rallied sharply during the year as economic conditions began to improve. The stock market, as measured by the S&P 500 Index, returned nearly 26.5% in 2009. Stocks began 2009, however, by falling another 35% from 2008’s close as many financial companies struggling from declining asset values were forced into mergers, with some accepting substantial government monetary support. From the March 2009 lows, stocks moved higher as signs of economic improvement began to emerge.

In the credit markets, yield spreads declined significantly, resulting in double-digit returns for many bond funds. U.S. Treasury securities fared poorly as investors sought higher yields in other sectors of the market. Treasury yields rose modestly from the secular lows seen in late 2008.

Overall, investors showed a renewed sense of confidence in the markets for much of 2009, despite ongoing concerns over the recession, unemployment and the banking system. Government intervention played a role in stabilizing the economy, but in doing so, it created a substantial fiscal and monetary burden that will have to be addressed in the near future. On the plus side, consumers began paying down credit card bills, and financial institutions began allocating credit in a more responsible manner. Looking ahead to 2010, we believe that companies are poised to emerge leaner and more efficient, a positive sign for corporate profits to come. Uncertainty and volatility, however, remain important considerations in the New Year.

In order to position yourself properly for market volatility, make sure that your asset allocation is in line with your financial goals, keeping in mind your tolerance for risk. A Homestead Funds’ representative is available to help you with this at no additional charge between the hours of 8:30 a.m. and 5:00 p.m. ET by calling 1-800-258-3030.

Sincerely,

Peter R. Morris

President and Director

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 2/2010

Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

ANNUAL REPORT
DECEMBER 31, 2009

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Growth Fund	12
Small-Company Stock Fund	14
International Value Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	28
Short-Term Government Securities Fund	30
Short-Term Bond Fund	34
Stock Index Fund	44
Value Fund	45
Growth Fund	46
Small-Company Stock Fund	48
International Value Fund	49
STATEMENTS OF ASSETS AND LIABILITIES	50
STATEMENTS OF OPERATIONS	52
STATEMENTS OF CHANGES IN NET ASSETS	54
FINANCIAL HIGHLIGHTS
Daily Income Fund	56
Short-Term Government Securities Fund	57
Short-Term Bond Fund	58
Stock Index Fund	59
Value Fund	60
Growth Fund	61
Small-Company Stock Fund	62
International Value Fund	63
NOTES TO FINANCIAL STATEMENTS	64
DIRECTORS AND OFFICERS	69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	72
APPENDIX—S&P 500 INDEX MASTER PORTFOLIO ANNUAL REPORT	73

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2009, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION
Daily Income Fund

MARKET CONDITIONS
The Federal Reserve set the tone for money market investors in 2009 at its meeting in December 2008. In an effort to unfreeze credit markets and stimulate the economy, the Federal Reserve decided to set the federal funds rate as low as it could arguably go, to a range between 0.00% and 0.25%. The central bank then kept the federal funds rate at this historic low range for all of 2009.

Early in the year, it was not clear whether the low federal funds rate and other measures the government put in place to stimulate the economy were going to work. By mid-year, however, there were signs that the U.S. economy was starting to turn around. LIBOR rates fell back to more normal levels. Investors started to reduce their Treasury holdings and moved back into riskier assets, especially corporate bonds. Companies began reporting positive earnings. At the same time, the Federal Reserve steadfastly maintained that it would keep the federal funds rate “exceptionally low” for an “extended period,” citing less-than-robust growth in the U.S. True to its word, the Federal Reserve maintained the 0.00% to 0.25% target range throughout 2009.

In 2008, Homestead Funds’ board of directors approved the Daily Income Fund’s participation in the Treasury Department’s Temporary Guarantee Program. The program protected certain Fund shareholders with balances as of September 19, 2008, in the event the Fund was unable to maintain a $1.00 net asset value. There was no need for the Daily Income Fund or any other money market fund to use this program. The Fund’s participation in the program ended when the Treasury allowed it to expire September 18, 2009.

FUND PERFORMANCE
The Daily Income Fund earned a total return of 0.31% for full year 2009, and its seven-day effective annualized yield was 0.01% on December 31, 2009. It is important to note that performance is a net number. Interest income (currently at historic lows) is netted against the Fund’s operating expenses. In light of economic and market conditions, and in an effort to maintain a positive net yield for the Fund, effective August 14, 2009, RE Advisers voluntarily agreed to waive fees or reimburse expenses to assist the Fund in attempting to maintain a positive yield. As long as the Federal Reserve keeps the federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

Throughout the year, the Daily Income Fund has invested in the highest quality money market instruments RE Advisers can find. The fund manager emphasizes safety, liquidity and then yield. In an effort to partially offset the lower returns offered in money markets, careful steps were taken to lengthen the Fund’s average maturity. As a general rule, the longer the time until maturity, the higher the yield returned on any given money market security. The average maturity of the Fund was 23 days on December 31, 2008, and it ended 2009 with an average maturity of 56 days.

OUTLOOK
For 2010, economic recovery seems to be on track, and the inflation outlook still appears benign. But it does not appear that the Federal Reserve will raise the target range for the federal funds rate any time soon. With high unemployment and skittish markets, the central bank seems to be content with keeping liquidity in the system for an extended period. Once the Federal Reserve is comfortable that the economy is recovering, we expect a series of gradual interest rate hikes, which should allow the Fund to offer shareholders a more attractive return on their investment.

2 |Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/09
Daily Income Fund	0.31%	2.77%	2.56%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do no reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD
Annualized 7-day effective yield quoted 12/31/09	0.01%

SECURITY DIVERSIFICATION			on 12/31/08	on 12/31/09
(% of total investments)
	Commercial paper		83.7%	62.1%
	Corporate bonds		0.0%	25.0%
	U.S. Government obligations		4.1%	6.2%
	Certificates of deposit		2.3%	1.7%
	Short-term and other assets		9.9%	5.0%
		Total	100.0%	100.0%

MATURITY	on 12/31/08	on 12/31/09
Average Weighted Maturity	23 days	56 days
Performance Evaluation |3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and
Short-Term Bond Fund

MARKET CONDITIONS
The credit markets healed tremendously in 2009 after both the collapse of the housing market and subsequent credit crunch in 2008 nearly brought down the building blocks of the financial system. A major aid to this recovery process was the Federal Reserve’s massive injection of liquidity into the banking system via very low short-term interest rates, as well as various asset purchase programs and liquidity facilities. Record fiscal stimulus, which led to the largest federal budget deficit in history, played a large role in stabilizing the economy. However, perhaps the greatest contribution to the revival of credit markets was the “stress tests” applied to the 19 largest bank holding companies. The ultimate outcome of the application of these tests was a de facto guarantee that no large, systemically important institution would be permitted to fail.

While it may turn out that the recession ended during the second or third quarter of 2009 as multiple economic indicators continue to trend higher off their trough levels, this is no consolation to the 7.24 million Americans who have lost their jobs since the recession began. The December unemployment rate stood at 10%, compared to 5% at the end of the last expansion. Still, underlying labor market indicators such as initial unemployment claims and gains in temporary employment all suggest a positive turn in payrolls is likely. Industrial production is down 2% year over year through December, yet the December ISM Manufacturing Survey rose to 55.9 from a low of 32.9 in December 2008, which indicated that a strong rebound may be under way. Third quarter GDP grew at a 2.2% annual rate after having contracted at an annual rate of 3.8% in the previous year. Retail sales through December rose at an annual rate of 5.4% after having declined 11% the previous year. Domestic auto sales averaged 10.87 million during the fourth quarter, compared to the recession’s first quarter 2009 low of 9.5 million. Leading economic indicators now stand 4.9% higher than they did one year ago.

Consumer confidence as measured by the Conference Board survey continues to inch higher at a reading of 52.9 in December, compared to a 38.6 reading one year ago and a five-year average of 82.9. In general, however, consumers are still worried about employment prospects. Housing affordability is near a multi-year high due to low mortgage rates and falling prices, yet consumer ratings describing the present as a good time to buy a home are at their lowest levels in 20 years. Despite consumers’ uncertainty regarding their financial situations, the savings rate declined to 4.7% in November from May’s six-year high of 6.4%, as consumption turned positive relative to a modest decline in personal income. The consumer has not been discouraged by the inflation outlook, as the Consumer Price Index for December was just 2.7% higher than one year ago, a significant increase from 2008’s 0.1% rise, yet relatively normal compared to the 20-year average of 2.8%.

The Federal Reserve’s policymaking committee-the Federal Open Market Committee, or FOMC-maintained its federal funds target in a range of 0% to 0.25% throughout the year. The Federal Reserve’s quantitative easing strategy, which involved various liquidity facilities and asset purchases, proved successful in helping to normalize market flows and encourage risk-taking. Federal Reserve purchases of mortgage-backed securities forced mortgage rates lower, which helped the still struggling housing market, and the purchases of U.S. Treasury debt helped to finance the federal government’s $1.42 trillion budget deficit, while also helping to keep Treasury yields relatively low given the massive increase in U.S. Treasury supply. The FOMC’s most recent policy statement noted that economic activity has picked up and deterioration in the labor market is abating. The statement also noted that financial market conditions have become more supportive of economic growth. However, given the substantial resource slack in the economy, and with longer-term inflation expectations stable, the FOMC felt it was appropriate to maintain the
4 |Performance Evaluation

federal funds rate at an exceptionally low level for an extended period in order to encourage a strengthening of economic growth.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 2.85% for 2009, compared to the benchmark’s return of 0.23%. Relative outperformance was a result of tighter credit spreads’ positive impact on the Fund’s asset backed securities, mortgages, FDIC-backed corporate debt and agency securities-offset partially by weaker valuations in the U.S. Treasury holdings due to higher Treasury yields.

The Short-Term Bond Fund returned 16.38% for 2009, compared to the benchmark’s return of 4.88%. The Fund’s relative outperformance was a result of tighter credit spreads’ positive impact on most of the Fund’s sectors, with asset-backed securities and mortgages particularly strong sectors. While Yankee and municipal bonds had positive performance, they were underperformers relative to the strong performance of the corporate sector and other sectors mentioned above.

OUTLOOK
The bond market moved beyond the credit crunch in 2009 as the various Federal Reserve programs to enhance market normalcy and the unwinding of the forced leveraged liquidation trade encouraged a return to risk assets, with the results being one of the best years ever for credit-related debt instruments. Most surprising is the level of the market’s recovery given the still fragile nature of the economy. Going forward, prospects are somewhat uncertain as the various stimulus programs pass their point of maximum effectiveness and monetary policy becomes less supportive. While GDP has turned positive, there are few signs of the normal “V-shaped” recovery that is typical after a deep recession, primarily because this recession was caused by a massive deleveraging of both the consumer and the financial sector balance sheets, as opposed to a more traditional inventory-led downturn. This suggests that the economic recovery will be more shallow than normal as the stimulus programs wane and the after-effects of the leverage unwinding continue.

The Federal Reserve’s quantitative easing program is rapidly winding down as markets normalize. The U.S. Treasury bond-buying program has been completed, and March 31, 2010, is the scheduled end date for the purchase program of mortgage-backed securities and agency debt. Other programs will be wound down by mid-year, likely triggering some market impact as they expire.

At some point late in 2010, it is likely that markets will have to come to grips with the end of the Federal Reserve’s near-zero interest rate policy and the beginning of a monetary tightening cycle. While the central bank has promised to keep short-term rates exceptionally low, that may not necessarily mean zero or near zero. The Federal Reserve has suggested on numerous occasions that when it is time to tighten, it will do so aggressively. We believe that this is unlikely and that the Federal Reserve will signal a rate hike to markets well in advance of the actual event.

Given the near-term outlook for a steady Federal Reserve, an uncertain trajectory for economic recovery and a return of the bond market’s appetite for risk, it is reasonable to assume a fairly benign near-term outlook for the market. That outlook is likely to deteriorate during the year as the economic recovery progresses, employment gains are seen, monetary policy fears become entrenched and private credit demand revives to compete with the massive issuance of U.S. Treasury securities due to the federal budget deficit. The investment landscape of early 2010 looks nothing like that of early 2009, and we believe that investors should prepare for a return to more normal market results.
Performance Evaluation |5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 12/31/09
	Short-Term Government Securities Fund	2.85%	3.79%	3.91%
	BofA Merrill Lynch 1-5 Year U.S. Treasury Index	0.23%	4.41%	4.98%

SECURITY DIVERSIFICATION			on 12/31/08	on 12/31/09
(% of total investments)
	Government-guaranteed agencies		47.8%	46.8%
	Corporate bonds		8.5%	18.8%
	U.S. Treasuries		10.1%	13.8%
	Mortgage-backed securities		16.0%	7.6%
	Municipal bonds		8.2%	7.0%
	Asset-backed securities		6.4%	4.5%
	Commercial paper		1.8%	0.0%
	Short-term and other assets		1.2%	1.5%
		Total	100.0%	100.0%

MATURITY		on 12/31/08	on 12/31/09
	Average Weighted Maturity	2.94 years	2.43 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be  higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6 |Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 12/31/09
	Short-Term Bond Fund	16.38%	4.64%	4.68%
	BofA Merrill Lynch 1-5 Year Corp./Gov. Index	4.88%	4.48%	5.30%

SECURITY DIVERSIFICATION			on 12/31/08	on 12/31/09
(% of total investments)
	Corporate bonds		45.3%	36.3%
	Asset-backed securities		24.6%	24.9%
	Mortgage-backed securities		20.8%	17.5%
	Municipal bonds		3.0%	11.4%
	U.S. Government obligations		4.5%	3.7%
	Yankee bonds*		0.0%	3.7%
	Short-term and other assets		1.8%	2.5%
		Total	100.0%	100.0%

* For 12/31/08, Yankee bonds were accounted for in corporate bonds.

MATURITY	on 12/31/08	on 12/31/09
Average Weighted Maturity	2.93 years	2.94 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
Performance Evaluation |7

PERFORMANCE EVALUATION
Stock Index Fund

INDEX AND FUND PERFORMANCE
For the 12 months ended December 31, 2009, the Stock Index Fund generated a return of 25.83%, underperforming the benchmark Standard & Poor’s (S&P) 500 Index, which returned 26.46%. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

Within the S&P 500 Index, all 10 sectors recorded positive returns for the period. Information Technology (+61.72%), Materials (+48.59%) and Consumer Discretionary (+41.30%) were the best performers for the period, while Telecommunication Services (+8.93%) and Utilities (+11.91%) posted comparatively smaller gains.

Throughout the 12-month period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. In keeping with its investment objective, the Stock Index Fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

MARKET CONDITIONS
Following a very difficult 2008 that witnessed a global financial and economic meltdown, stocks entered 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From March 2009 lows, stocks galloped higher as those fears dissipated and global monetary and fiscal stimuli began to reflate economic activity. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive government policy has ignited the reflationary process. The year 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risky” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets. Emerging markets outperformed developed markets. Inflation fell in most countries, but widespread deflation was avoided. Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed, while equity markets remained volatile but ended the year with sharp gains. Financial stocks and other low-quality securities led these gains, and Information Technology was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way and masking structural problems that remain.

8 |Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 12/31/2009
	Stock Index Fund	25.83%	-0.19%	-1.62%
	Standard & Poor’s 500 Stock Index	26.46%	0.42%	-0.95%

INDUSTRY DIVERSIFICATION		% of Total Net Assets at 12/31/2009*		% of Total Net Assets at 12/31/2009*
	Information technology	19.5%	Industrials	10.0%
	Financials	14.1%	Utilities	3.6%
	Health care	12.4%	Materials	3.5%
	Energy	11.3%	Telecommunication services	3.1%
	Consumer discretionary	10.5%	Short-term and other assets	2.0%
	Consumer staples	10.0%
		Total		100.0%

TOP TEN HOLDINGS		% of Total Net Assets at 12/31/2009*		% of Total Net Assets at 12/31/2009*
	Exxon Mobil Corp.	3.2%	International Business Machines Corp.	1.7%
	Microsoft Corp.	2.3%	AT&T Inc.	1.6%
	Apple Inc.	1.9%	JPMorgan Chase & Co.	1.6%
	Johnson & Johnson	1.8%	General Electric Co.	1.6%
	Procter & Gamble Co. (The)	1.7%	Chevron Corp.	1.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*
Holdings information is for the Master Portfolio, managed by BlackRock Fund Advisors (formerly, Barclays Global Fund Advisors), the portfolio in which the Stock Index Fund invests all of its assets. Effective December 1, 2009, Barclays PLC sold its indirect subsidiary Barclays Global Fund Advisors and certain affiliated companies to the asset management company BlackRock, Inc. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation |9

PERFORMANCE EVALUATION
Value Fund

MARKET CONDITIONS
The year 2009 began with equity markets in decline, a reflection of the continuation of the disquieting financial and economic events of 2008. However, the equity markets reached a nadir on March 9, coincident with indications that public and private efforts to stabilize the banking industry had worked. Though parts of the economy, notably the labor market, continued to struggle, companies made adjustments and the economy made progress toward a muted recovery by the second half of the year. In sympathy with, and on the expectation of, better economic output, equity markets rebounded and recovered to post positive returns for 2009.

FUND PERFORMANCE
The Value Fund increased 26.98% for 2009, and its benchmark, the unmanaged S&P 500 Index, increased 26.46%. The Fund’s slightly better-than-index results were due to several factors. The Fund’s sector results outpaced eight of the ten benchmark industry sectors, with strong results in the Health Care, Consumer Discretionary and Consumer Staples industries. While the Fund’s positions in the Information Technology sector lagged the sector’s increase in the benchmark, most of the Fund’s stocks fared quite well and increased more than the overall S&P 500 Index. Top-performing stocks for the Fund were Hospira, Inc., The Dow Chemical Company and Cisco Systems, Inc. Laggards included The Allstate Corporation, SAIC, Inc., and The Chubb Corporation.

During 2009, a new position was initiated in Wells Fargo & Company, a diversified financial services company offering a number of services, including banking, insurance, investments and consumer finance.

Positions eliminated in 2009 were Fifth Third Bancorp and Motorola, Inc.

OUTLOOK
As 2010 commences, the stock market, by virtue of its tremendous rebound in an uncertain economic environment, appears to reflect investor confidence in the future. However, despite the progress made thus far, the economy seems to be making slow rather than rapid progress. Unemployment remains high; the commercial real estate market looks like it will face greater difficulty; and businesses that need credit are having a difficult time obtaining it, while businesses that have ample liquidity are reluctant to invest, given the uncertain environment.

Cautious optimism rules the present and reflects our outlook. The recent addition of Wells Fargo is a good example of our value-oriented approach. The company, though facing the uncertainty felt by many financial institutions, has over the past two years expanded its scope of services and retains a very strong market position. Whether the economic expansion proves to be robust or subdued, Wells Fargo potentially stands to improve its industry competitive position and its financial returns.

In this period of economic stress, we continue to search for investment opportunities that have the potential to reward shareholders over the long term.

10 |Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 12/31/2009
	Value Fund	26.98%	1.73%	4.94%
	Standard & Poor’s 500 Stock Index	26.46%	0.42%	-0.95%

INDUSTRY DIVERSIFICATION		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Health care	22.7%	Materials	7.9%
	Information technology	18.7%	Consumer staples	4.2%
	Industrials	16.6%	Utilities	3.7%
	Financials	10.1%	Consumer discretionary	3.4%
	Energy	10.0%	Short-term and other assets	2.7%
		Total		100.0%

TOP TEN HOLDINGS		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Abbott Laboratories	4.3%	Cisco Systems, Inc.	3.8%
	Bristol-Myers Squibb Co.	4.2%	Hospira, Inc.	3.7%
	Pfizer Inc.	4.1%	JPMorgan Chase & Co.	3.7%
	Intel Corporation	4.0%	Dell Inc.	3.7%
	Dow Chemical Co. (The)	3.8%	Hewlett-Packard Co.	3.7%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
Performance Evaluation |11

PERFORMANCE EVALUATION
Growth Fund

MARKET CONDITIONS
After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the Federal Government provided liquidity to credit markets, stabilized the banking sector and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected and the economy showed signs of stabilizing. In this environment, mid-cap shares performed much better than their smaller and larger peers. As measured by various Russell indexes, growth stocks significantly outperformed value stocks across all market capitalizations. Within the Russell 1000 Growth Index, Information Technology was the strongest sector by far for the year. The Materials, Consumer Discretionary and Telecommunication Services sectors also did very well. Traditionally defensive, value-oriented Utilities and Consumer Staples shares lagged, but still managed double-digit returns for the year.

FUND PERFORMANCE
Security selection in the Information Technology sector drove the Growth Fund (up 51.66% for the year) to outperform its benchmark, the Russell 1000 Growth Index (up 37.21%). Computer chip maker Marvell Technology Group, Ltd., gave a positive outlook and reported better-than-expected earnings thanks to strong revenue growth on top of tighter cost controls. Internet search giant Google, Inc., benefited from strength in advertising spending late in the year, as well as optimism about new growth initiatives. Computer maker Apple, Inc., was the portfolio’s top absolute contributor, benefiting from rising Mac sales even as the overall PC market shrinks.

Consumer Discretionary shares were another significant source of outperformance as a result of stock selection. Amazon.com, Inc., was the top overall contributor to relative results after growing its business despite a difficult consumer environment. The company also took market share from online and traditional brick-and-mortar retailers. Similarly, Expedia, Inc., the world’s leading online travel agency, increased market share and benefited from improving business conditions.

Stock selection in the Health Care segment aided relative results. Health care providers contributed most. Medco Health Solutions, Inc., added clients eager to reduce health care and drug costs. It was a similar story for McKesson Corporation, the largest drug distributor in the United States, which repeatedly beat earnings estimates and raised guidance as companies look for ways to slash health care costs. Intuitive Surgical, Inc., and Allergan, Inc., were other notable contributors for the year.

In a period of such strong relative and absolute results, only Industrials and Materials detracted modestly from performance. SunPower Corporation, one of the largest U.S. suppliers of solar modules, underperformed as a result of new supply hitting the market and accounting problems at one of its manufacturing facilities. Cargo shipper Expeditors International of Washington saw sales decline and margins take a hit as carriers raised prices. Underrepresentation in shares of industrial conglomerate 3M Company also hurt relative results.

OUTLOOK
While recent economic data are certainly encouraging, we still anticipate sluggish growth for 2010. Our optimism about a strong recovery is tempered by numerous headwinds that continue to weigh on the economy. Additionally, we believe that the stock market’s steep rise since March marks the end of a “low-quality” rally, which started to lose steam at the end of 2009. Against this tepid recovery, our investment approach remains unchanged. We still seek to invest in high-quality companies with strong balance sheets, seasoned management teams and superior growth prospects that we believe will successfully weather the sluggish recovery. We believe that our philosophy-which is focused on bottom-up stock selection, rigorous fundamental research and adhering to our investment process despite short-term market swings-can lead to outperformance over the long term.

12 |Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	Since Inception (01/01)
periods ended 12/31/09
	Growth Fund*	51.66%	2.14%	-5.47%
	Russell 1000 Growth Index	37.21%	1.63%	-2.36%
	Standard & Poor’s 500 Stock Index	26.46%	0.42%	-0.20%

INDUSTRY DIVERSIFICATION		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Information technology	31.8%	Energy	5.6%
	Consumer discretionary	14.2%	Consumer staples	5.4%
	Financials	13.1%	Telecommunication services	4.8%
	Health care	13.1%	Materials	2.3%
	Industrials	8.0%	Short-term and other assets	1.7%
		Total		100.0%

TOP TEN HOLDINGS		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Google Inc. (Class A)	5.5%	Amazon.com, Inc.	3.1%
	Apple Inc.	5.4%	American Tower Corp. (Class A)	3.1%
	Danaher Corp.	3.6%	Qualcomm, Inc.	3.0%
	Medco Health Solutions Inc.	3.3%	Walmart Stores, Inc.	2.7%
	Juniper Networks, Inc.	3.2%	Microsoft Corp.	2.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made at the Fund’s inception on January 22, 2001. The Nasdaq-100 Stock Index was the benchmark for the Fund before the Fund revised its investment objective. Effective December 5, 2008, the Fund’s benchmarks are the Russell 1000 Growth Index and the Standard & Poor’s 500 Stock Index.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*
Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from its inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation |13

PERFORMANCE EVALUATION
Small-Company Stock Fund

MARKET CONDITIONS
The year 2009 began with the equity markets in decline, eventually reaching their lows in early March. After that, equity markets made positive gains, though economic news was mixed. By the end of the year, financial markets appeared to have thawed from their near-frozen state in late 2008 and early 2009 as economic growth returned. Yet problems persisted throughout the year. Unemployment continued to grow; banks found themselves caught in a political and regulatory conflict; and the consumer remained under pressure to deleverage—all of which are concerns going into 2010.

FUND PERFORMANCE
The Small-Company Stock Fund increased 45.10% in 2009, while its benchmark index, the Russell 2000, increased 27.16%. The Fund outperformed the benchmark primarily because of two factors. In addition to greater appreciation than the overall index, the Fund’s appreciation within the Consumer Discretionary, Energy and Industrial sectors was much greater than that of its corresponding benchmark sectors. Exceptional appreciation in the prices of Nordstrom, Inc., Western Digital Corp., Cooper Tire and Rubber Co., Cimarex Energy Co., and Regal Beloit Corporation contributed substantially to the much-better-than-index results.

In the first half of the year, we initiated positions in Knight Transportation, Inc., and Werner Enterprises, Inc., both short- to medium-haul truckload carriers. Late in 2009, we initiated a position in American Italian Pasta Company, a large producer and marketer of dry pasta in North America.

We eliminated positions in City Bank of Lynnwood, Washington, and First National Bancshares, Inc. In both of these situations, financial conditions deteriorated considerably owing to the collapse of the residential mortgage market in 2008, and their prospects no longer warranted our confidence.

OUTLOOK
The global economy has recovered from the severe economic conditions of the last 18 months. The financial and banking industry, while making progress on a number of issues, continues its attempts to extricate itself from the results of government and regulatory intervention during the economic downturn, while also coping with the prospect of another wave of loan problems in commercial real estate. As we enter 2010, it seems that most investors have put aside recent economic troubles, asking instead about the pace at which the economy will expand going forward.

Regardless of the pace of the economy’s expansion, we will continue to search for companies with competitive positions and financial capabilities better than their peers, with some aspect of the business that can generate the prospect of greater opportunities than their competition as the economy recovers.

We appreciate your continued trust and investment.

14 |Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 12/31/09
	Small-Company Stock Fund	45.10%	4.30%	8.95%
	Russell 2000 Index	27.16%	0.51%	3.51%

INDUSTRY DIVERSIFICATION		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Industrials	28.4%	Information technology	7.6%
	Consumer discretionary	18.8%	Materials	5.6%
	Financials	11.4%	Health care	3.1%
	Consumer staples	10.8%	Utilities	1.7%
	Energy	9.4%	Short-term and other assets	3.2%
		Total		100.0%

TOP TEN HOLDINGS		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Nordstrom, Inc.	5.4%	Manitowoc Co., Inc.	3.9%
	Cimarex Energy Co.	4.8%	J.M. Smucker Co. (The)	3.8%
	Western Digital Corp.	4.7%	Westlake Chemical Corp.	3.8%
	Cooper Tire & Rubber Co.	4.6%	National Bankshares Inc. (Virginia)	3.7%
	Brinker International, Inc.	4.2%	Carlisle Companies Inc.	3.7%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation |15

PERFORMANCE EVALUATION
International Value Fund

MARKET CONDITIONS
World equity markets continued their upward climb and finished a tumultuous 2009 on a strong note. Leading indicators of business activity improved in most parts of the world, driving expectations of future profits higher, especially for more cyclically oriented companies. As investors became more convinced that a global economic recovery was taking hold, risky assets returned to favor. The fourth quarter of the year was dominated by strength in resource companies and emerging market equities. After six months of significant gains, financial stocks took a breather, as concerns over rising short term interest rates and deteriorating commercial real estate dampened earnings expectations.

Perhaps the biggest surprise during the year was the strength of the dollar in the fourth quarter, which gained against both the euro and the yen. With U.S. government debt relative to GDP at post-World War II highs and deficits set to rise, the dollar will likely remain under pressure in the longer term. However, exchange rates are a relative game and stresses in Euroland, especially in the peripheral countries, may result in further near term pressure on the euro relative to the dollar.

FUND PERFORMANCE
In spite of the dollar’s strength, the International Value Fund underperformed the benchmark, gaining 25.93% for the year, compared to 31.78% for the MSCI EAFE Index.

The best performers in the portfolio were Materials stocks, including Vale in Brazil, Norsk Hydro ASA in Norway and Holcim, Ltd. in Switzerland. Energy stocks also performed well, including Saipem SpA in Italy and Statoil ASA in Norway. Kingfisher PLC and WPP PLC, two Consumer Discretionary stocks based in the United Kingdom, were also among the top performers for the year, as was Bank of Montreal, a position we exited just before year-end. Lastly, Industrials Keppel Corporation, Ltd. in Singapore and Schneider Electric SA in France contributed positively. Stocks in Japan were generally a drag on the portfolio; the biggest detractors included Financials such as Mitsubishi UFJ Financial Group, Inc., Mitsui Sumitomo Insurance Group Holdings and The Sumitomo Trust and Banking Co., Ltd., along with Health Care stocks Takeda Pharmaceutical and Daiichi Sankyo Company, Limited.

OUTLOOK
It appears that the worst of the Great Recession is over. Most leading economic indicators are turning positive; home prices are stabilizing; credit markets have begun to function again; government spending is having a stimulative effect; and consumer confidence is improving. But the outlook is far from clear. There are significant clouds on the horizon, which may make this a muted recovery at best, or a double-dip recession at worst. Concerns include a massive private sector and now public sector debt overhang; the high unemployment rate in most developed countries; bad assets lingering on the balance sheets of many banks; the relentless pull of both inflationary and deflationary forces; the risk of increasing protectionism; and the potential for policy missteps as monetary and fiscal stimulus is removed from the system. Perhaps most worrying are the inflated earnings expectations, which are driving stock prices beyond fundamental valuations and increasing the risk of profit warnings as we move into 2010.

We believe we will remain in a volatile economic and market environment for the coming months. Whereas the first phase of the market recovery was characterized by solvency and survival, the next phase will likely be more focused on quality and fundamentals. We have invested in high-quality companies with solid long-term prospects and attractive value metrics. We believe our disciplined approach to stock selection, our independent thinking and our steadfast focus on valuation should continue to serve shareholders well in this investment cycle.

16 |Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	Since Inception (01/01)
periods ended 12/31/09
	International Value Fund*	25.93%	4.82%	2.93%
	MSCI® EAFE® Index	31.78%	3.54%	3.37%

COUNTRY DIVERSIFICATION		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Japan	16.3%	Singapore	2.5%
	France	16.0%	Germany	1.9%
	Britain	15.0%	Thailand	1.9%
	Switzerland	11.6%	China	1.5%
	Italy	6.8%	Sweden	1.1%
	Republic of South Korea	5.0%	Greece	1.1%
	Spain	4.9%	Brazil	1.1%
	Norway	4.8%	Netherlands	1.0%
	Hong Kong	4.0%	Short-term and other assets	3.5%
		Total		100.0%

TOP TEN HOLDINGS		% of Total Investment at 12/31/09		% of Total Investment at 12/31/09
	Novartis AG REG	2.9%	Cap Gemini SA	2.3%
	Nestlé SA REG	2.3%	Holcim Ltd	2.2%
	Hutchison Whampoa Ltd.	2.3%	Unilever PLC	2.2%
	ArcelorMittal	2.3%	Kao Corp.	2.2%
	Eni S.p.A.	2.3%	AXA	2.1%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*
The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation |17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held through December 31, 2009.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

In 2009, Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) were charged a $13.00 annual custodial fee. In 2010, the fee will be $15.00. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 | Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During the Perioda	Annualized Expense Ratio for the Six Month Period Ended 12/31/2009

DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.50	$2.07	0.41%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	2.09	0.41%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,014.69	3.81	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.83	0.75%

SHORT-TERM BOND FUND
Actual Return	1,000.00	1,065.31	4.16	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.08	0.80%

STOCK INDEX FUNDb
Actual Return	1,000.00	1,224.63	4.21	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.83	0.75%

VALUE FUND
Actual Return	1,000.00	1,244.54	4.19	0.74%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.78	0.74%

GROWTH FUND
Actual Return	1,000.00	1,265.81	5.43	0.95%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.85	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	1,301.51	6.09	1.05%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	5.36	1.05%

INTERNATIONAL VALUE FUND
Actual Return	1,000.00	1,223.33	5.55	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,025.26	5.05	0.99%

a.
The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio. Expense

Expense Example|19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling 1-800-258-3030. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semiannual and annual reports. The Funds’ Form N-Q, semiannual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENTS
Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“REA”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which REA is responsible for the day-to-day investment management of the assets of various series of Homestead, including the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund and the Value Fund, and the supervision of the subadvisers to the Growth Fund and the International Value Fund (each, a “Fund” and, collectively, the “Funds”).

In connection with the renewal of the Investment Management Agreements between each Fund and REA in 2009, the Funds’ Board of Directors requested, reviewed and considered a wide variety of written materials, presentations and other information, culminating in the Board’s approval of each Investment Management Agreement on December 3, 2010.

In preparation for this consideration and approval, the Funds’ outside counsel requested that REA provide written materials including significant information about REA’s affiliates, personnel and operations. Pursuant to this request, REA provided, and the Board, including the Independent Directors, considered and discussed, information regarding: (a) the investment management and other services REA provides; (b) REA’s investment management personnel; (c) REA’s financial condition; (d) REA’s brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that REA charges a Fund compared with the fees charged to comparable mutual funds; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) REA’s profitability; (h) REA’s compliance program; (i) each Fund’s performance compared with similar mutual funds; and (j) REA’s Business Continuity Plan. The Board also considered a report prepared by a third-party, independent consultant, which examined the expenses, performance and other attributes of the Funds in comparison to other investment companies with similar investment objectives and sizes.

The Board reviewed the proposed reapproval of the Investment Management Agreements with the management of REA and with legal counsel. The Board also reviewed a memorandum prepared by legal counsel discussing the legal standards for the consideration of the proposed approval.

20 | Regulatory and Shareholder Matters

The Board took into account their multi-year experience as a board and particularly their consideration of Investment Management Agreements in recent years. To focus their review, the Board asked REA management to highlight in their oral presentations any material differences between the current Investment Management Agreements and the Investment Management Agreements that the Board was being asked to reapprove. There were none. During the meeting, the Directors had an opportunity to discuss this information with REA managers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed investment process. The Independent Directors subsequently discussed the proposed approval in detail during an executive session at which no representatives of REA were present.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board did not identify any particular information that was all important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the following:

Nature, Extent and Quality of Services. The Board reviewed the services provided by REA, and the Board, including the Independent Directors, found that REA continues to provide high quality advisory and administrative services to the Funds.

In connection with their consideration of REA’s services specifically, the Board focused on the favorable attributes of REA, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing subadviser activities with respect to the Growth Fund’s and International Value Fund’s administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; and (iv) a favorable history and reputation. The Board discussed with senior officers of REA any personnel changes made, and proposed to be made, by REA and discussed succession planning at length.

Investment Performance of the Funds and the Adviser.
The Board examined the performance information for the Funds provided by the Adviser and the third party independent consultant. The Board reviewed the average annual total returns for the Funds for the last one, three, five and ten years ended December 31, 2008, and compared the returns to those of the Funds’ peer universes for the same time periods, as well as the comparative returns for the six months ending June 30, 2009.

Daily Income Fund
The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a total return of 0.25% for the six months ended June 30, 2009, and its seven-day effective annualized yield was 0.28%. The Board discussed the decline in performance compared to 2008 and noted management’s explanation that low returns were a direct result of the Fed’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening of the economic crisis. The Board noted that $507,542 of the $751,893 in total REA fee waivers was related to the Daily Income Fund. Also, the Board considered management’s current efforts to partially offset the lower returns by carefully lengthening the Fund’s average maturity. Generally, the longer the time until maturity, the higher the yield returned on any given money market instrument. The Board noted that the average maturity of the Fund was 23 days on December 31, 2008 and 42 days on June 30, 2009.

Short-Term Government Securities Fund
Next, the Board reviewed the performance of the Short-Term Government Securities Fund, noting that the Fund returned 1.37% for the first half of 2009 compared to it is index benchmark’s return of -0.88%. The Board considered management’s explanation that the Fund’s relative outperformance was a result of tighter credit spreads’ positive impact on the Fund’s asset-backed securities and FDIC-backed corporate debt, offset partially by weaker valuations in the U.S. Treasury and agency sectors.

Short-Term Bond Fund
Next, the Board reviewed the performance of the Short-Term Bond Fund, noting that the Fund returned 9.26% for the first half of 2009 compared to its benchmark index’s return of 2.18%. The Board recognized the
Regulatory and Shareholder Matters |21

Fund’s relative outperformance was a result of tighter credit spreads’ positive impact on most of the Fund’s sectors, with asset-backed securities a particularly strong sector. Additionally, the Board noted that corporate bonds and mortgages were also very strong performers during the first half of 2009, while U.S. government and agency debt provided the only negative contributions to Fund performance, due to rising yields.

Stock Index Fund
The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund’s performance during the first half of 2009, a return of 3.01%, was comparable to the index’s return of 3.16% for the same time period, indicating minimal tracking error.

Value Fund
The Board compared the Value Fund’s performance to its benchmark index, noting that the Fund returned 2.29% for the first half of 2009, while the index returned 3.16% for the same period. The Board noted that the Fund narrowly trailed its benchmark index in part due to its results in the information technology sectors. On the positive side, the Board recognized that the Fund’s positions in the consumer discretionary, consumer staples and health care sectors outperformed their respective sector indices, as well as the overall index.

Growth Fund
The Board reviewed the Growth Fund’s performance to it benchmark index, considering that the Fund returned 20.24% for the first half of 2009, significantly outperforming its index, which returned 11.53% for the same period. The Board recognized that the Fund’s holdings in information technology shares contributed the most to this outperformance, followed by its holdings in the financials and consumer discretionary sectors. Only one sector in the portfolio, consumer staples, showed negative results during the six month period.

Small-Company Stock Fund
Next, the Board reviewed the performance of the Small-Company Fund, which significantly outperformed its benchmark index for the first half of 2009, returning 12.11% during that time period, while the index returned 2.63%. The Board attributed the Fund’s outperformance to appreciation among the Fund’s holdings in the consumer discretionary, consumer staples and financial sectors.

International Value Fund
The Board compared the International Value Fund’s performance for the first half of 2009 to its benchmark, noting that the Fund underperformed its benchmark, returning 3.4% during that time period, while the index returned 8.0%. The Board noted management’s explanation that this underperformance can primarily be attributed to the fact that riskier assets, such as emerging markets, small-caps and highly leveraged companies, came back in favor with investors, while the more defensive, high-quality companies, such as those in the Fund, lagged.

Comparative Fees and Expense Ratios. The Board examined fee and expense information for the Funds, as compared to other funds in each Fund’s peer group. The Board determined that the management fees and expense ratios for each Fund generally were near the median for its respective peer group or slightly higher. The Board also discussed the services provided to the Funds by REA, and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds, and comparative information with respect to similar products. They determined that the Funds’ figures were within the applicable peer group range. In addition, the Board considered its discussion with representatives of REA about the fees being charged to the Funds and considered the other administrative services provided by REA to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of customer services provided to the Funds’ unique client base. In view of the information presented, the Board concluded that each Fund’s management fee was reasonable.

22 | Regulatory and Shareholder Matters

Cost of Services and Profits Realized by the Adviser. The Board considered the cost of the services provided by REA. The Board reviewed the information it had requested from REA concerning its profitability from the fees and the services provided to the Funds and the financial condition of REA for various past periods. The Board considered the profit margin information for REA’s investment company business as a whole, as well as REA’s profitability data for the Funds. The Board reviewed REA’s assumptions and the methods of cost allocation used by REA in preparing Fund-specific profitability data. The Board also discussed with REA the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board noted and discussed the additional services provided by REA to the Funds compared to other investment products managed by REA, and noted the fact that, in the cases of the Growth Fund and International Value Fund, REA, and not the Fund, would pay the subadvisory fees to the subadviser. The Board determined that REA should be entitled to earn a reasonable level of profits for the services it provides to the Funds. The Board also recognized that REA had made significant investments in the business of the Funds and had not fully recovered the sums invested. Based on its review, the Board, including the Independent Directors, concluded that REA’s level of profitability was low due to the increase in expense limitation for the Daily Income Fund and lower net assets across all Funds.

The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep certain Funds’ total annual operating expenses from exceeding specified amounts. Additionally, the Board considered REA’s voluntary commitment to waive Daily Income Fund expenses to the extent necessary to maintain a positive yield.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board was satisfied that the current fee structure is appropriate.

Fall-Out Benefits. The Board considered other actual and potential financial benefits that REA may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through REA and NRECA.

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, concluded that the management fee rate and projected total expense ratios were reasonable in relation to the services to be provided to the Funds.

Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, unanimously reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of their reasonable judgement.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE T. ROWE PRICE SUB-ADVISOR AGREEMENT
(Growth Fund only). REA, on behalf of the Growth Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with T. Rowe Price, pursuant to which T. Rowe Price is responsible for the day-to-day investment management assets of the Growth Fund.

At its September 14-15, 2009 meeting, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment management and other services T. Rowe Price provides under the Subadvisory Agreement to manage the assets of the Growth Fund; (b) T. Rowe Price’s investment management personnel; (c) T. Rowe Price’s financial condition; (d) the level of the subadvisory fees that T. Rowe Price charges compared with the fees charged in connection with mutual funds comparable to the Growth Fund;(e) T. Rowe Price’s compliance program; and (f) T. Rowe Price’s disaster recovery plan.

The Board based its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the Growth Fund under the Subadvisory Agreement;
Regulatory and Shareholder Matters |23

•	investment performance of the Fund and T. Rowe Price;
•	fees charged by T. Rowe Price and expense ratio;
•	the costs of services and profits realized by T. Rowe Price; and
•	the fall-out benefits to T. Rowe Price.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services. As noted above, the Board considered the nature, extent and quality of the services that is provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price dedicates to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by T. Rowe Price in managing the Growth Fund. In this context, the Directors considered T. Rowe Price’s in house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions effected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by T. Rowe Price and the quality of the resources available to the Growth Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Growth Fund relative to other types of funds.

Recognizing that T. Rowe Price has been the manager of the Growth Fund for less than a year, the Board nevertheless concluded that the services to be provided by T. Rowe Price should continue to benefit the Growth Fund and its shareholders and also concluded that the investment philosophy, process, and research capabilities of T. Rowe Price continue to be appropriate for the Fund. The Board concluded that the scope of the services provided to the Fund by T. Rowe Price were consistent with the Growth Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided, supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and T. Rowe Price. The Board examined the performance information for the Fund provided by T. Rowe Price. The Directors noted that T. Rowe Price became the Fund’s sub-adviser on December 5, 2008, and that before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. The Board reviewed the average annual total returns for the Fund for the last year, the only relevant period since the Fund was managed pursuant to a different investment strategy prior to that period, and compared the returns to those of the Fund’s peer universe for the same time period. The Board noted that the Fund’s performance was above the average performance of the funds in the peer group for the period ending March 31, 2009, which in large part covered the period in which T. Rowe Price has managed the Fund. The Fund’s annualized net total return was -29.39%, while the average return for the peer group over the same period was -33.70%.

As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective as that of the Growth Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund’s proposed investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by T. Rowe Price and Expense Ratios. The Board considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the
24 | Regulatory and Shareholder Matters

Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to REA under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board noted that the Fund’s net total expense ratio was significantly below the average expense ratio of the funds in the Fund’s peer group for all relevant periods. It was particularly noteworthy that for the fiscal year end of December 31, 2008, the Fund’s net total expense ratio was 0.927%, while the median net total expense for the peer group over the same period was 1.404%. While T. Rowe Price only managed the Fund a short time during the period, the Fund’s expense structure did not significantly change as a result of the new sub-adviser arrangement. For example, the fee for investment advisory services stayed the same. The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2010. The Board noted REA’s and T. Rowe Price’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Growth Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by T. Rowe Price. The Board considered the compensation indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that REA would continue to pay T. Rowe Price from the management fees received from the Fund.

Fall-Out Benefits to T. Rowe Price. The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure  compliance with the foregoing, and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information that was all-important or controlling.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE MERCATOR SUBADVISORY AGREEMENT
(International Value Fund only). REA, on behalf of the International Value Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with Mercator, pursuant to which Mercator is responsible for the day-today investment management of the assets of the International Value Fund, a series of Homestead.

At its September 14-15, 2009 meeting, the Board requested and received written materials from Mercator regarding: (a) the investment management and other services Mercator provides under the Subadvisory Agreement to manage the assets of the International Value Fund; (b) Mercator’s investment management personnel; (c) Mercator’s financial condition; (d) the level of the subadvisory fees that Mercator charges compared with the fees charged in connection with mutual funds comparable to the International Value Fund; (e) Mercator’s compliance program; and (f) Mercator’s disaster recovery plan.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Subadvisory Agreement;
•	investment performance of the Fund and Mercator;
•	fees charged by Mercator and expense ratio;
Regulatory and Shareholder Matters |25

•	the costs of services and profits realized by Mercator; and
•	the fall-out benefits to Mercator.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services. As noted above, the Board considered the nature, extent and quality of the services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Board evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by Mercator in managing the International Value Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions effected for investment advisory clients of Mercator. The Board considered the managerial and financial resources available to Mercator and concluded that they were sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by Mercator and the quality of the resources available to the International Value Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment agreements. The Board considered Mercator’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the International Value Fund relative to other types of funds.

The Board concluded that the services provided by Mercator should continue to benefit the International Value Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of Mercator continue to be appropriate for the Fund, given its investment objective and strategy. The Board concluded that the scope of the services provided to the Fund by Mercator were consistent with the International Value Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and the Sub-Adviser. The Board examined the performance information for the Fund provided by Mercator. It was reminded that Mercator became the Fund’s sub-adviser on June 12, 2006. The Board reviewed the average annual total returns for the Fund for the last one, three and five years ended March 31, 2009 and compared the returns to those of the Fund’s peer universes for the same time periods. The Board noted that the Fund’s performance was significantly above the average performance of the funds in the peer group for all relevant periods. It was particularly noteworthy that for the three year period ending March 31, 2009, which in large part covered the period that Mercator has managed the Fund, the Fund’s annualized net total return was -11.74%, while the average return for the peer group over the same period was -15.31%. The Board further noted that as of June 30, 2009, the Fund had lost 24.47% and its benchmark index had lost a comparable 31.35% for the same time period.

As noted above, the Board received information about the performance of accounts managed by Mercator with a similar investment objective as that of the International Value Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five- and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by Mercator with a similar investment objective to the International Value Fund’s proposed investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by Mercator and Expense Ratios. The Board considered the fees paid to Mercator

26 | Regulatory and Shareholder Matters

under the current Subadvisory Agreement. The Board noted that the Fund’s net total expense ratio was significantly below the average expense ratio of the funds in the Fund’s peer group for all relevant periods. It was particularly noteworthy that for the fiscal year end of December 31, 2008, the Fund’s net total expense ratio was 0.982%, while the median net total expense for the peer group over the same period was 1.462%. This information included comparison of the International Value Fund’s subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to REA under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Value Fund’s total annual operating expenses from exceeding 1.00% of the Fund’s average daily net assets until at least April 30, 2010. The Board noted REA’s and Mercator’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the International Value Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by Mercator. The Board considered the compensation indirectly received by Mercator from its relationship with the International Value Fund. The Directors noted that REA would continue to pay Mercator from the management fees received from the Fund.

Fall-Out Benefits to Mercator. The Board also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The Board considered the procedures of Mercator designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of Mercator in these matters. The Board also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, no single factor was determinative to the Board’s decision.
Regulatory and Shareholder Matters |27

PORTFOLIO OF INVESTMENTS: Daily Income Fund
December 31, 2009

	Interest Rate	Maturity Date	Face Amount	Value
CORPORATE NOTES
(25.0% of portfolio)
American Honda Finance Corp. (a)	0.37%	05/14/10	$1,700,000	$1,700,465
Bank of America Corp.	0.50	02/05/10	5,200,000	5,201,027
Bank of America Corp.	4.25	02/08/10	2,803,000	2,812,445
Bank of America Corp.	4.79	08/04/10	1,500,000	1,535,136
Citigroup Funding Inc.	4.13	02/22/10	6,800,000	6,823,283
ConocoPhillips	8.75	05/25/10	4,290,000	4,434,626
Deere & Co.	5.40	04/07/10	3,030,000	3,070,869
Deere & Co.	7.85	05/15/10	454,000	466,625
E.I. du Pont de Nemours & Co.	4.13	04/30/10	4,000,000	4,050,995
General Electric Capital Corp.	5.00	01/15/10	240,000	240,383
General Electric Capital Corp.	7.38	01/19/10	200,000	200,659
Hewlett-Packard Co.	0.31	06/15/10	1,170,000	1,170,818
HSBC Finance Corp.	1.04	01/11/10	400,000	399,877
HSBC Finance Corp.	1.16	03/10/10	250,000	249,241
HSBC Finance Corp.	0.33	03/12/10	500,000	499,754
HSBC Finance Corp.	4.75	04/15/10	1,180,000	1,194,012
HSBC Finance Corp.	0.52	05/10/10	3,110,000	3,108,873
HSBC Finance Corp.	8.00	07/15/10	3,000,000	3,115,318
Toyota Motor Credit Corp.	4.25	03/15/10	500,000	504,119
Toyota Motor Credit Corp.	0.30	06/16/10	45,000	44,929
Wal-Mart Stores, Inc.	4.75	08/15/10	917,000	942,487
Wells Fargo & Co.	4.20	01/15/10	4,361,000	4,367,284
Wells Fargo & Co.	0.41	06/01/10	700,000	699,682
Wells Fargo & Co.	0.27	06/18/10	948,000	947,669
Total Corporate Notes (Cost $47,780,576)				47,780,576

COMMERCIAL PAPER
(62.1% of portfolio)
American Honda Finance Corp.	0.13	02/10/10	2,440,000	2,439,648
American Honda Finance Corp.	0.17	03/02/10	2,100,000	2,099,405
American Honda Finance Corp.	0.19	03/11/10	3,300,000	3,298,798
Chevron Funding Corp.	0.09	01/05/10	2,090,000	2,089,979
Citigroup Funding Inc.	0.15	01/14/10	2,560,000	2,559,861
Coca-Cola Co. (a)	0.18	03/17/10	3,720,000	3,718,605
ConocoPhillips Qatar Funding Ltd. (a)	0.14	02/11/10	2,060,000	2,059,672
ConocoPhillips Qatar Funding Ltd. (a)	0.18	03/10/10	3,150,000	3,148,929
Florida Power & Light Company	0.11	01/04/10	4,500,000	4,499,959
General Electric Capital Corp.	0.13	03/30/10	2,000,000	1,999,364
General Electric Capital Corp.	0.13	03/31/10	1,500,000	1,499,518
Hewlett-Packard Co. (a)	0.11	01/13/10	3,000,000	2,999,890
HSBC Finance Corp.	0.22	01/05/10	1,000,000	999,976
Johnson & Johnson (a)	0.13	02/17/10	5,000,000	4,999,151
Johnson & Johnson (a)	0.12	03/18/10	4,500,000	4,498,860
L'Oreal SA (a)	0.17	01/07/10	3,000,000	2,999,915
L'Oreal SA (a)	0.18	01/07/10	6,635,000	6,634,801
MetLife Funding Inc.	0.12	01/06/10	4,876,000	4,875,919
MetLife Funding Inc.	0.12	01/19/10	2,775,000	2,774,833
MetLife Funding Inc.	0.13	01/22/10	1,860,000	1,859,859
Nestle Capital Corp. (a)	0.10	01/04/10	850,000	849,993
Nestle Capital Corp. (a)	0.17	02/18/10	2,300,000	2,299,479
Nestle Capital Corp. (a)	0.15	02/24/10	2,230,000	2,229,498
Northern Illinois Gas Co.	0.06	01/04/10	9,500,000	9,499,952
PACCAR Financial	0.18	01/19/10	1,000,000	999,910
PACCAR Financial	0.17	01/21/10	2,044,000	2,043,807
PACCAR Financial	0.17	02/02/10	325,000	324,951
PACCAR Financial	0.17	02/12/10	570,000	569,887
PACCAR Financial	0.20	03/01/10	235,000	234,923

The accompanying notes are an integral part of these financial statements.

28 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
(COMMERCIAL PAPER - continued)
PACCAR Financial	0.20%		03/11/10	$338,000	$337,870
PACCAR Financial	0.17		03/18/10	5,000,000	4,998,206
Pfizer Inc. (a)	0.12		02/17/10	400,000	399,937
Proctor & Gamble Co. (a)	0.23		01/06/10	2,570,000	2,569,918
Proctor & Gamble Co. (a)	0.11		01/26/10	3,000,000	2,999,771
Southern Company (a)	0.17		01/11/10	9,370,000	9,369,558
Total S.A. (a)	0.15		02/26/10	650,000	649,848
Total S.A. (a)	0.17		03/04/10	4,100,000	4,098,800
Total S.A. (a)	0.18		04/08/10	3,000,000	2,998,545
Toyota Motor Credit Corp.	0.13		01/27/10	2,130,000	2,129,800
Toyota Motor Credit Corp.	0.14		02/08/10	1,730,000	1,729,744
Toyota Motor Credit Corp.	0.18		02/09/10	2,050,000	2,049,600
Toyota Motor Credit Corp.	0.18		02/16/10	2,950,000	2,949,322
Total Commercial Paper (Cost $118,390,261)					118,390,261

U.S. GOVERNMENT AGENCY OBLIGATIONS
(6.2% of portfolio)
Federal Home Loan Mortgage Corp.	0.15		02/19/10	175,000	174,964
Federal Home Loan Mortgage Corp.	0.12		04/06/10	5,745,000	5,743,181
U.S. Treasury Bill	0.19		06/10/10	4,000,000	3,996,859
U.S. Treasury Bill	0.15		06/10/10	2,000,000	1,998,430
Total U.S. Government Agency Obligations (Cost $11,913,434)					11,913,434

CERTIFICATES OF DEPOSIT
(1.7% of portfolio)
Bank of North Carolina	0.75		03/10/10	245,000	245,000
Columbus Bank & Trust Co.	0.75		02/08/10	245,000	245,000
East West Bank - Pasadena, CA	0.90		03/10/10	245,000	245,000
First American Bank - Carpentersville, IL	0.80		03/03/10	245,000	245,000
Foundations Bank, Pewaukee, WI	1.00		03/29/10	245,000	245,000
Four Oaks Bank & Trust Co.	0.75		02/05/10	245,000	245,000
Midfirst Bank	0.65		04/08/10	245,000	245,000
Republic Bank & Trust	0.55		03/31/10	245,000	245,000
State Bank of India	0.60		01/08/10	245,000	245,000
Stillwater National Bank & Trust Co.	0.80		03/10/10	245,000	245,000
SunTrust Banks, Inc.	0.32		01/29/10	250,000	249,967
Wright Express Financial Services Corp.	0.80		03/24/10	245,000	245,000
Yadkin Valley Bank & Trust Co.	0.90		03/15/10	245,000	245,000
Total Certificates of Deposit (Cost $3,189,967)					3,189,967

				Shares
MONEY MARKET ACCOUNTS
(5.0% of portfolio)
SSgA Prime Money Market Fund	0.08	(b)		9,533,000	9,533,000
SSgA Money Market Fund	0.01	(b)		682	682
Total Money Market Accounts (Cost $9,533,682)					9,533,682

TOTAL INVESTMENTS IN SECURITIES (Cost $190,807,920) - 100%					$190,807,920

(a)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $61,225,635 and represents 32.1% of total investments.
(b)	7-day yield at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|29

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
ASSET BACKED SECURITIES
(4.5% of portfolio)
Small Business Administration 93-20J	5.90%		10/01/13	$31,054	$32,133
Small Business Administration 98-20D	6.15		04/01/18	38,510	41,493
Small Business Administration 98-20E	6.30		05/01/18	37,373	40,368
Small Business Administration 98-20H	6.15		08/01/18	16,543	17,787
Small Business Administration 99-20D	6.15		04/01/19	53,603	57,481
Small Business Administration 04-20B	4.72		02/01/24	110,914	115,237
Small Business Administration 04-20C	4.34		03/01/24	153,674	157,688
Small Business Administration 05-10E	4.54		09/01/15	52,806	54,949
Small Business Administration Pool # 100075	3.50		05/25/19	44,704	42,800
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	9,191	9,360
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	17,837	17,576
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	49,288	48,364
Small Business Administration Pool # 502543	0.95	(a)	01/25/19	87,283	86,633
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	3,868	3,858
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	36,406	36,117
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	26,105	25,782
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	10,938	10,768
Small Business Investment Companies 02-20K	5.08		11/01/22	48,417	50,855
Small Business Investment Companies 02-P10B	5.20		08/10/12	90,903	95,045
Small Business Investment Companies 03-10A	4.63		03/10/13	584,021	605,264
Small Business Investment Companies 03-10B	3.39		03/01/13	53,294	54,389
Small Business Investment Companies 03-P10A	4.52		02/10/13	16,351	16,928
Small Business Investment Companies 03-P10B	5.14		08/10/13	56,883	59,737
Small Business Investment Companies 04-10A	4.12		03/01/14	284,664	292,308
Small Business Investment Companies 04-10B	4.68		09/10/14	372,443	384,844
Small Business Investment Companies 04-P10A	4.50		02/01/14	65,021	67,159
Small Business Investment Companies 05-P10A	4.64		02/10/15	112,538	117,229
Small Business Investment Companies 05-10B	4.94		09/10/15	272,876	281,459
Small Business Investment Companies 07-10A	5.38		03/10/17	107,633	114,420
Total Asset Backed Securities (Cost $2,780,543)					2,938,031

MORTGAGE BACKED SECURITIES
(7.6% of portfolio)
GNMA #2602	6.00		06/20/28	77,512	82,927
GNMA #2707	5.50		01/20/14	13,342	14,073
GNMA #8004	3.63	(a)	07/20/22	33,509	34,256
GNMA #8006	3.63	(a)	07/20/22	31,485	32,197
GNMA #8038	3.63	(a)	08/20/22	18,130	18,541
GNMA #8040	3.63	(a)	08/20/22	45,044	46,181
GNMA #8054	4.13	(a)	10/20/22	11,274	11,496
GNMA #8076	4.13	(a)	11/20/22	18,925	19,324
GNMA #8102	4.00	(a)	02/20/16	8,426	8,655
GNMA #8103	4.50	(a)	02/20/16	31,885	32,680
GNMA #8157	4.38	(a)	03/20/23	35,061	36,055
GNMA #8191	4.38	(a)	05/20/23	56,184	57,700
GNMA #8215	4.38	(a)	04/20/17	5,336	5,483
GNMA #8259	3.63	(a)	08/20/23	15,741	16,085
GNMA #8297	4.13	(a)	12/20/17	16,675	17,193
GNMA #8332	4.50	(a)	03/20/18	10,048	10,377
GNMA #8344	4.50	(a)	04/20/18	22,604	23,338
GNMA #8384	4.38	(a)	03/20/24	8,639	8,874
GNMA #8393	4.00	(a)	08/20/18	8,739	8,979
GNMA #8400	3.63	(a)	08/20/18	15,980	16,352
GNMA #8405	4.00	(a)	09/20/18	16,362	16,814
GNMA #8423	4.38	(a)	05/20/24	10,044	10,326
GNMA #8429	4.13	(a)	11/20/18	17,013	17,578
GNMA #8459	3.63	(a)	07/20/24	14,973	15,324

The accompanying notes are an integral part of these financial statements.

30 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
December 31, 2009

	Interest Rate			Maturity Date	Face Amount	Value
(MORTGAGE BACKED SECURITIES - continued)

GNMA #8499	4.88%		(a)	05/20/19	$9,956	$10,250
GNMA #8518	4.13	(a)		10/20/24	15,337	15,663
GNMA #8532	4.13	(a)		10/20/24	19,005	19,604
GNMA #8591	4.38	(a)		02/20/25	48,646	50,069
GNMA #8638	4.38	(a)		06/20/25	16,395	16,859
GNMA #8648	3.63	(a)		07/20/25	24,169	24,708
GNMA #8663	3.63	(a)		07/20/25	20,502	21,042
GNMA #8680	3.63	(a)		08/20/20	20,633	21,390
GNMA #8687	3.63	(a)		08/20/25	4,856	5,012
GNMA #8702	4.13	(a)		10/20/20	9,342	9,635
GNMA #8747	4.13	(a)		11/20/25	14,796	15,126
GNMA #8807	3.63	(a)		07/20/21	19,250	19,686
GNMA #8836	3.63	(a)		09/20/21	17,491	17,882
GNMA #8847	4.38	(a)		04/20/26	18,411	18,914
GNMA #8869	4.13	(a)		11/20/21	58,972	60,214
GNMA #8873	4.13	(a)		11/20/21	24,482	25,196
GNMA #8877	4.38	(a)		05/20/26	4,721	4,857
GNMA #8883	4.13	(a)		12/20/21	20,295	20,716
GNMA #8915	4.38	(a)		02/20/22	19,638	20,188
GNMA #8934	4.38	(a)		03/20/22	33,285	34,228
GNMA #8978	4.38	(a)		05/20/22	82,296	84,613
GNMA #80053	4.38	(a)		03/20/27	3,950	4,068
GNMA #80058	4.38	(a)		04/20/27	3,963	4,072
GNMA #80185	4.38	(a)		04/20/28	41,338	42,475
GNMA #80264	4.25	(a)		03/20/29	41,589	42,844
GNMA #80283	4.38	(a)		05/20/29	25,820	26,531
GNMA #80300	3.63	(a)		07/20/29	22,398	22,935
GNMA #80309	3.63	(a)		08/20/29	9,537	9,751
GNMA #80363	4.25	(a)		01/20/30	80,823	83,339
GNMA #80426	3.63	(a)		07/20/30	3,519	3,606
GNMA #80452	3.63	(a)		09/20/30	22,052	22,584
GNMA #80475	3.88	(a)		12/20/30	37,524	38,316
GNMA #80577	3.75	(a)		02/20/32	6,917	7,085
GNMA #80684	4.38	(a)		04/20/33	19,622	20,152
GNMA #81129	5.50	(a)		10/20/34	440,144	456,030
GNMA #510280	6.00			08/15/14	11,811	12,660
GNMA #583189	4.50			02/20/17	64,480	67,488
GNMA #607494	5.00			04/15/19	54,302	57,363
GNMA #616274	5.00			02/15/19	49,139	51,909
GNMA #780336	6.50			02/15/11	1,025	1,031
GNMA 1996-4	7.00			04/16/26	6,893	7,466
GNMA 2001-53	5.50			10/20/31	50,725	52,018
GNMA 2001-53	0.58	(a)		10/20/31	9,356	9,340
GNMA 2001-61	0.73	(a)		09/20/30	13,240	13,226
GNMA 2002-15	5.50			11/20/31	95,017	94,526
GNMA 2002-20	4.50			03/20/32	30,333	31,530
GNMA 2002-88	5.00			05/16/31	93,171	94,337
GNMA 2003-11	4.00			10/17/29	58,114	59,757
GNMA 2003-12	4.50			02/20/32	39,555	41,091
GNMA 2003-26	0.68	(a)		04/16/33	19,376	19,163
GNMA 2003-97	4.50			03/20/33	84,290	87,823
GNMA 2004-17	4.50			12/20/33	198,695	201,688
GNMA 2004-17	4.50			12/17/26	27,141	27,138
GNMA 2004-102	5.50			04/20/34	88,111	93,729
GNMA 2005-56	5.00			08/20/31	160,060	164,918
GNMA 2007-11	5.50			03/20/37	11,135	11,132
GNMA 2007-30	5.50			03/20/35	99,895	101,340
GNMA 2008-50	5.50			06/16/38	780,002	776,100
Government Lease Trust 99-C1A (b)	4.00			05/18/11	522,959	539,432

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|31

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
(MORTGAGE BACKED SECURITIES - continued)

Government Lease Trust 99-C1A (b)	4.00%		05/18/11	$165,000	$170,197
GS Mortgage Securities Corp. II 2001-LIBA (b)	6.73		02/14/16	315,000	333,394
Total Mortgage Backed Securities (Cost $4,835,686)					4,980,244

MUNICIPAL BONDS
(7.0% of portfolio)
Anchorage, Alaska	5.50		12/01/20	150,000	156,984
Arizona State University	5.38		07/01/19	700,000	776,111
Broward County, Florida	5.25		01/01/16	250,000	264,488
Broward County, Florida	5.25		01/01/17	300,000	317,385
East Lansing, Michigan	7.45		04/01/20	300,000	304,107
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	365,000	365,664
Hartford Connecticut Parking System	9.33		07/01/25	250,000	259,922
Johnson City, Tennessee - Public Building Authority	7.00		09/01/18	100,000	107,779
Mesa, Arizona Industrial Development Authority	5.63		01/01/29	1,000,000	1,010,000
Newton County, Georgia Hospital Authority	5.75		02/01/12	250,000	253,460
Tucson, Arizona Industrial Development Authority	6.00		07/01/30	750,000	776,318
Total Municipal Bonds (Cost $4,527,460)					4,592,218

CORPORATE BONDS
(18.8% of portfolio)
Ally Bank	1.00		10/21/10	250,000	249,965
American Express Bank	1.70		11/29/10	250,000	251,234
Bank of America N.A.	1.50		03/04/10	250,000	250,288
Branch Banking & Trust	1.40		03/04/10	250,000	250,249
CIT Bank	1.80		11/29/10	250,000	251,457
Citibank N.A.	1.63		03/30/11	1,000,000	1,010,377
Citibank N.A.	1.50		07/12/11	350,000	352,325
Discover Bank	1.55		11/08/10	100,000	100,395
GE Capital Financial Inc.	2.50		05/31/11	250,000	253,347
General Electric Capital Corp.	1.63		01/07/11	1,000,000	1,010,504
General Electric Capital Corp.	1.80		03/11/11	1,000,000	1,011,280
General Electric Capital Corp.	3.00		12/09/11	1,000,000	1,030,822
GMAC LLC	2.20		12/19/12	500,000	503,066
JPMorgan Chase & Co.	1.65		02/23/11	1,000,000	1,011,197
Morgan Stanley	3.25		12/01/11	1,000,000	1,037,325
New York Community Bank	3.00		12/16/11	1,000,000	1,027,009
Oriental Bank & Trust	2.75		03/16/12	1,000,000	1,023,871
Rowan Companies Inc.	2.80		10/20/13	76,189	77,523
Sallie Mae Bank	1.15		05/28/10	150,000	150,184
Sallie Mae Bank	2.35		05/06/11	100,000	101,149
State Street Corp.	1.85		03/15/11	1,000,000	1,013,102
SunTrust Bank	0.27		01/29/10	250,000	249,447
Total Corporate Bonds (Cost $12,015,213)					12,216,116

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(60.6% of portfolio)
Government Trust Certificate (Israel Trust)	0.00	(c)	05/15/10	225,000	224,196
Government Trust Certificate (Sri Lanka Trust)	0.63	(a)	06/15/12	62,500	62,500
National Archives Facility Trust	8.50		09/01/19	47,873	56,743
Overseas Private Investment Corp.	5.30	(d)	09/15/10	2,000,000	2,389,420
Overseas Private Investment Corp.	4.91	(d)	09/15/10	2,000,000	2,279,880
Overseas Private Investment Corp.	5.35	(d)	07/31/11	544,870	657,374
Overseas Private Investment Corp.	4.55	(d)	09/15/11	2,000,000	2,229,600

The accompanying notes are an integral part of these financial statements.

32 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
(U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued)

Overseas Private Investment Corp.	4.87%	(d)	09/07/13	$1,000,000	$1,116,172
Overseas Private Investment Corp.	5.08	(e)	12/10/13	250,000	317,920
Overseas Private Investment Corp.	1.90	(e)	12/31/13	1,000,000	1,000,000
Overseas Private Investment Corp.	4.10		11/15/14	146,160	148,965
Overseas Private Investment Corp.	3.74		04/15/15	116,606	120,042
Overseas Private Investment Corp.	3.62		09/15/16	73,630	75,542
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,000,000	1,112,170
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,300,000	1,445,821
Overseas Private Investment Corp.	4.90	(e)	12/10/17	1,500,000	1,653,810
Overseas Private Investment Corp.	5.66	(e)	06/10/18	500,000	580,356
Overseas Private Investment Corp.	2.00	(e)	06/10/18	1,500,000	1,479,765
Philippine Power Trust I (b)	5.40		09/26/18	535,714	541,907
Private Export Funding Corp.	7.20		01/15/10	1,000,000	1,002,146
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,200,572
SALLIE MAE	7.30		08/01/12	1,875,000	2,151,780
U.S. Department of Housing and Urban Development	7.50		08/01/11	236,000	237,234
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	544,408
U.S. Department of Housing and Urban Development	3.44		08/01/11	1,250,000	1,297,646
U.S. Department of Housing and Urban Development	6.93		08/01/13	1,200,000	1,202,851
U.S. Department of Housing and Urban Development	7.72		08/01/13	920,000	921,749
U.S. Department of Housing and Urban Development	7.63		08/01/14	415,000	416,406
U.S. Department of Housing and Urban Development	7.91		08/01/17	449,000	451,400
U.S. Department of Housing and Urban Development	5.77		08/01/17	1,000,000	1,068,980
U.S. Department of Housing and Urban Development	7.93		08/01/18	940,000	944,997
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	523,403
U.S. Department of Housing and Urban Development	6.12		08/01/22	1,000,000	1,040,952
United States Treasury Note	1.38		05/15/12	4,000,000	4,000,000
United States Treasury Note	1.50		07/15/12	1,000,000	1,001,562
United States Treasury Note	1.38		09/15/12	3,000,000	2,985,936
United States Treasury Note	1.13		12/15/12	1,000,000	983,980
Total U.S. Government and Agency Obligations (Cost $38,818,335)					39,468,185

MONEY MARKET ACCOUNTS
(1.5% of portfolio)
SSgA Prime Money Market Fund	0.08	(f)		970,000	970,000
SSgA Money Market Fund	0.01	(f)		328	328
Total Money Market Accounts (Cost $970,328)					970,328

TOTAL INVESTMENTS IN SECURITIES (Cost $63,947,565) - 100%					$65,165,122

(a)	Variable coupon rate as of December 31, 2009.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers.  Total of such securities at period-end amounts to $ 1,584,931 and represents 2.4% of total investment.

(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value

CORPORATE BONDS
(36.3% of portfolio)

BASIC INDUSTRIES - 5.1%
Chevron Corp.	3.45%		03/03/12	$250,000	$259,829
General Electric Co.	5.00		02/01/13	1,625,000	1,719,185
Halliburton Co. (b)	5.50		10/15/10	100,000	104,069
Ingersoll-Rand Global Holding Co. LTD.	9.50		04/15/14	350,000	418,228
Minnesota Mining & Manufacturing Co.	0.00	(a)	09/30/27	250,000	245,000
PACCAR Inc.	6.38		02/15/12	1,300,000	1,408,803
PACCAR Inc.	1.43	(a)	09/14/12	1,100,000	1,113,934
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	381,109
PPG Industries Inc.	5.75		03/15/13	470,000	501,814
SeaRiver Maritime, Inc.	0.01	(c)	09/01/12	750,000	696,250
Snap-on Inc.	0.41	(a)	01/12/10	3,675,000	3,675,000
Vulcan Materials Co.	1.50	(a)	12/15/10	1,800,000	1,797,966
Whirlpool Corp.	8.00		05/01/12	125,000	135,425
Total Basic Industries					12,456,612

CONSUMER STAPLES - 0.8%
Beverages
Brown-Forman Corp.	0.00	(a)	04/01/10	1,100,000	1,100,184
Food Products
General Mills Inc.	11.97	(a)	10/15/22	675,000	731,838
H.J. Heinz Co. (b)	15.59	(a)	12/01/20	150,000	187,258
Total Consumer Staples					2,019,280

CONSUMER DISCRETIONARY - 0.0%
Media
Walt Disney Co.	4.72		03/15/10	100,000	100,626
Total Consumer Discretionary					100,626

FINANCE - 21.2%
Banks
Allied Irish Banks NY	1.05	(a)	09/24/10	1,775,000	1,772,476
American Express Bank FSB	0.29	(a)	04/26/10	1,125,000	1,121,758
BA Covered Bond Issuer (b)	5.50		06/14/12	800,000	853,488
Bank of America Corp.	7.23		08/15/12	200,000	215,692
Comerica Bank	0.33	(a)	05/10/10	225,000	224,673
Comerica Bank	0.32	(a)	06/30/10	1,350,000	1,341,442
Comerica Bank	0.45	(a)	07/27/10	425,000	424,494
Comerica Bank	7.13		12/01/13	460,000	460,379
Fifth Third Bank	4.20		02/23/10	900,000	903,572
Key Bank N.A.	7.41		10/01/27	1,050,000	1,071,391
Key Bank N.A.	2.51	(a)	06/02/10	280,000	281,689
Landesbank Baden-Wueterttemberg NY	5.05		12/30/15	100,000	94,238
National City Bank	4.50		03/15/10	650,000	653,987
National City Bank	6.25		03/15/11	340,000	355,052
National City Bank of Kentucky	6.30		02/15/11	985,000	1,017,841
National City Corp.	4.00		02/01/11	1,775,000	1,808,281
Union Bank N.A.	5.95		05/11/16	525,000	521,455
US Bank N.A.	5.92		05/25/12	529,941	557,789
Consumer Loans
American Express Credit Corp.	7.30		08/20/13	525,000	590,038
American General Finance Corp.	4.88		07/15/12	375,000	307,378
General Electric Capital Corp.	3.25		07/15/10	100,000	100,212
General Electric Capital Corp.	1.07	(a)	02/18/11	260,000	256,490
General Electric Capital Corp.	5.00	(d)	09/12/11	295,000	296,402
General Electric Capital Corp.	0.55	(a)	03/20/13	1,650,000	1,557,534
The accompanying notes are an integral part of these financial statements.

34 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest		Maturity	Face
	Rate		Date	Amount	Value
(CORPORATE BONDS - continued)

General Electric Capital Corp.	0.40%	(a)	09/15/14	$2,350,000	$2,205,482
John Deere Capital Corp.	2.00		04/15/11	1,150,000	1,145,775
Household Finance Co.	8.00		07/15/10	1,950,000	2,020,824
HSBC Finance Corp.	6.75		05/15/11	225,000	237,798
HSBC Finance Corp.	0.49	(a)	08/09/11	1,575,000	1,544,654
HSBC Finance Corp.	5.00		12/15/11	250,000	254,478
Diversified Financial Services
CIT Group Funding Co. of Delaware	10.25		05/01/13	67,639	68,992
CIT Group Funding Co. of Delaware	10.25		05/01/14	101,459	103,235
CIT Group Funding Co. of Delaware	10.25		05/01/15	101,459	102,474
CIT Group Funding Co. of Delaware	10.25		05/01/16	169,098	169,943
CIT Group Funding Co. of Delaware	10.25		05/01/17	236,738	237,922
CIT Group Inc.	7.00		05/01/13	84,651	78,937
CIT Group Inc.	7.00		05/01/14	126,977	117,930
CIT Group Inc.	7.00		05/01/15	126,977	113,644
CIT Group Inc.	7.00		05/01/16	211,629	186,234
CIT Group Inc.	7.00		05/01/17	296,280	257,023
PACCAR Financial Corp.	3.78	(a)	01/12/11	1,125,000	1,162,794
Textron Financial Corp.	4.60		05/03/10	1,165,000	1,164,702
Insurance
Aetna Inc.	7.88		03/01/11	600,000	638,610
AIG Life Holdings US Inc.	7.50		08/11/10	3,325,000	3,395,144
American International Group, Inc. (b)	0.32		01/29/10	140,000	139,904
American International Group, Inc.	4.70		10/01/10	1,475,000	1,473,947
Genworth Global Funding	5.20		10/08/10	1,925,000	1,975,710
Genworth Global Funding	5.13		03/15/11	100,000	101,625
Genworth Global Funding	5.38		09/15/11	1,590,000	1,626,972
Hartford Life Global Funding	0.00	(a)	03/15/10	350,000	349,125
Hartford Life Global Funding	1.02	(a)	05/14/10	1,650,000	1,649,462
Hartford Life Global Funding	0.38	(a)	01/17/12	1,150,000	1,100,106
Health Care Service Corp. (b)	7.75		06/15/11	275,000	285,740
MBIA Global Funding LLC (b)	4.38		03/15/10	1,015,000	988,374
Monumental Global Funding Ltd. (b)	0.41	(a)	06/16/10	700,000	695,450
Premium Asset Trust 05-7 (b)	0.48	(a)	09/28/10	750,000	727,500
Principal Life Income Funding	0.11	(a)	03/01/12	500,000	484,620
Protective Life Secured Trust	3.63		03/15/10	275,000	275,340
Protective Life Secured Trust	4.15		06/15/10	100,000	99,535
Protective Life Secured Trust	4.00		04/01/11	450,000	457,511
Protective Life Secured Trust	1.75	(a)	07/10/12	750,000	712,327
Reliance Standard Life (b)	5.63		03/15/11	800,000	834,602
Travelers Insurance Co. Instutional Funding Ltd.	0.73	(a)	06/15/11	300,000	291,850
XLLIAC Global Funding (b)	0.57	(a)	08/10/10	1,615,000	1,561,125
Investment Banker/ Broker
Bear Stearns Cos., Inc.	5.85		07/19/10	1,450,000	1,489,554
Morgan Stanley Inc.	2.37	(a)	05/14/10	1,100,000	1,107,889
Mortgage
Residential Capital LLC	8.50		05/15/10	1,215,000	1,154,250
Residential Capital LLC	8.38		06/30/10	415,000	352,750
Total Finance					51,929,614

HEALTH CARE - 1.0%
Health Care Providers and Services
Roche Holdings Inc. (b)	4.50		03/01/12	1,075,000	1,129,091
Pharmaceuticals
Allergan Inc.	7.47		04/17/12	350,000	374,193
Elly Lilly & Co.	3.55		03/06/12	225,000	234,154

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|35

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
(CORPORATE BONDS - continued)

Pfizer Inc.	4.45%		03/15/12	$675,000	$713,913
Total Health Care					2,451,351

INFORMATION TECHNOLOGY - 0.9%
Communication Equipment
Cisco Systems Inc.	5.25		02/22/11	450,000	472,197
Computers
Dell Inc.	3.38		06/15/12	225,000	232,678
Hewlett Packard Co.	4.25		02/24/12	975,000	1,022,712
Hewlett Packard Co.	2.25		05/27/11	450,000	456,391
Total Information Technology					2,183,978

TRANSPORTATION - 2.4%
Airline
Southwest Airlines Inc.	8.70		07/01/11	302,722	317,368
Southwest Airlines Inc.	7.22		07/01/13	836,805	873,472
Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	244,660
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,198,808	1,240,054
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	178,391	186,835
Burlington Northern & Santa Fe Railway Co.	4.97		04/01/23	168,969	168,089
Consolidated Rail Corp.	6.76		05/25/15	113,137	106,271
CSX Transportation Inc.	8.38		10/15/14	240,259	276,819
GATX Corp.	8.75		05/15/14	125,000	140,565
GATX Corp.	9.00		11/15/13	233,234	257,710
Union Pacific Railroad Co.	7.28		06/01/11	100,000	107,075
Union Pacific Railroad Co.	6.85		01/02/19	100,462	108,159
Union Tank Car Co.	6.79		05/01/10	1,400,000	1,423,512
Special Purpose Entity
Toll Road Investor Partnership II LLP (b)	0.00	(c)	02/15/10	500,000	496,454
Total Transportation					5,947,043

UTILITIES - 4.9%
Electric & Gas
Aquila Inc.	11.88		07/01/12	250,000	289,490
Colonial Pipeline (b)	7.75		11/01/10	565,000	590,789
FPL Group Capital Inc.	0.67	(a)	11/09/12	2,475,000	2,486,937
Keyspan Gas East Corp.	7.88		02/01/10	1,450,000	1,456,985
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	349,148
Nisource Finance Corp.	7.88		11/15/10	325,000	340,717
Northern Illinois Gas Co.	6.63		02/01/11	405,000	425,258
Ohio Power Co.	0.46	(a)	04/05/10	190,000	190,000
Pacific Gas & Electric Co.	1.21	(a)	06/10/10	1,000,000	1,004,001
Southern California Gas Co.	4.80		10/01/12	165,000	176,621
Southern Co. Capital Funding, Inc.	5.75		11/15/15	525,000	542,566
Washington Gas Light Co.	1.06	(a)	08/26/10	1,125,000	1,124,847
Telephone
AT&T Corp.	7.30		11/15/11	250,000	275,267
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,312,875
NYNEX Corp.	9.55		05/01/10	13,512	13,737
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,430,576
Total Utilities					12,009,814
Total Corporate Bonds (Cost $86,366,912)					89,098,318

The accompanying notes are an integral part of these financial statements.

36 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value

YANKEE BONDS
(3.7% of portfolio)

BMW Finance NV	5.00%		02/02/11	$1,150,000	$1,188,854
Canadian National Railway Co.	7.52		01/03/10	280,760	280,867
DEPFA ACS Bank (b)	4.25		08/16/10	500,000	503,020
DEPFA ACS Bank	4.75		10/12/10	675,000	683,078
Hydro-Quebec	6.27		01/03/26	80,000	81,861
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	864,904
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	246,410
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	244,120
Japan Finance Corp.	2.00		06/24/11	1,125,000	1,138,566
Korea Development Bank	8.00		01/23/14	500,000	576,194
Province of Ontario	3.38		05/20/11	1,125,000	1,159,019
Royal Philips Electronics NV	4.63		03/11/13	475,000	500,105
Scotland International Financial No. 2 (b)	6.50		02/15/11	100,000	101,021
Shell International Finance BV	5.63		06/27/11	1,100,000	1,171,669
TransCanada Pipelines Ltd.	6.13		02/19/10	225,000	226,496
Total Yankee Bonds (Cost $8,690,483)					8,966,184

ASSET BACKED SECURITIES
(24.9% of portfolio)

ACLC Franchise Loan Receivables Trust 97-A (b)	0.69	(a)	09/17/12	8,383	6,309
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	297,933	263,834
Advanta Business Card Master Trust 06-A3	5.30		05/21/12	604,459	589,348
Advanta Business Card Master Trust 06-A5	5.10		09/20/12	515,520	502,632
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	360,000	381,453
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	463,685	468,949
Americredit Automobile Receivables Trust 05-CF	4.63		06/06/12	73,056	73,280
Americredit Automobile Receivables Trust 05-DA	5.02		11/06/12	104,102	106,401
Americredit Automobile Receivables Trust 06-AF	5.64		09/06/13	252,541	259,352
Americredit Automobile Receivables Trust 06-BG	5.21		09/06/13	1,061,803	1,090,418
Americredit Automobile Receivables Trust 06-RM	5.42		08/08/11	485,945	493,647
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	2,960,000	3,038,409
Americredit Automobile Receivables Trust 07-AX	0.27	(a)	10/06/13	1,645,881	1,596,152
Americredit Automobile Receivables Trust 07-CM	5.55		04/07/14	150,000	155,011
Americredit Automobile Receivables Trust 07-CM	0.31	(a)	04/07/14	1,125,000	1,071,921
Americredit Automobile Receivables Trust 07-DF	5.49		07/06/12	39,712	40,244
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	455,000	467,063
Americredit Automobile Receivables Trust 08-AF	1.98	(a)	01/12/12	65,177	65,278
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	400,000	420,720
Bayview Auto Trust 05-LJ1	4.09		05/25/12	388,968	390,156
Capital One Auto Finance Trust 07-B	5.03		04/15/12	296,941	299,975
Caterpillar Financial Asset Trust 07-A	5.34		06/25/12	266,712	271,486
Charming Shoppes Master Trust 04-1A (b)	1.18	(a)	05/15/14	500,000	498,902
CIT Equipment Collateral 08-VT1	6.59		12/22/14	1,325,000	1,359,881
CIT Marine Trust 99-A	6.25		11/15/19	514,295	466,386
CIT RV Trust 99-A	6.24		08/15/15	2,679	2,681
CPS Auto Trust 05-C (b)	4.79		05/15/12	181,269	183,988
CPS Auto Trust 07-A (b)	5.04		09/15/11	301,406	303,293
CPS Auto Trust 07-C (b)	5.92		05/15/14	1,584,990	1,647,154
CPS Auto Trust 08-A (b)	6.48		07/15/13	475,000	489,074
Credit Acceptance Auto Loan Trust 09-1 (b)	3.96		11/15/16	1,150,000	1,144,066
Daimler Chrysler Auto Trust 06-A	5.01		01/08/11	145,568	146,487
Drive Auto Receivables Trust 06-1 (b)	5.54	(d)	12/16/13	393,047	400,072
DVI Receivables Corp. 00-2	7.12		11/12/10	98,350	7,637
DVI Receivables Corp. 01-2	3.52		11/11/10	337,953	4,278
DVI Receivables Corp. 02-1	4.57		06/11/10	199,065	19
DVI Receivables Corp. 03-1	0.73	(a)	03/14/11	410,611	9,239
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	361,298	363,761
First Financial Credit Card Master Note Trust II 09-B (b)	4.50		04/15/15	325,000	326,187

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|37

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
(ASSET BACKED SECURITIES - continued)

First Financial Credit Card Master Note Trust II 09-B (b)	6.50%		04/15/15	$1,425,000	$1,431,979
First Financial Credit Card Master Note Trust II 09-C (b)	7.00		10/15/15	1,675,000	1,674,656
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	745,000	779,464
Great America Leasing Receivables 06-1 (b)	5.39		09/15/11	351,326	359,092
GS Auto Loan Trust 07-1	5.48		12/15/14	1,825,000	1,898,289
Hertz Vehicle Financing LLC 05-2 (b)	5.08		11/25/11	1,350,000	1,373,501
Household Automotive Trust 06-1	5.43		06/17/11	70,018	70,522
Household Credit Card Master Note Trust 07-2	0.78	(a)	07/15/13	175,000	174,318
KeyCorp Student Loan Trust 99-B	0.69	(a)	08/25/27	174,683	160,381
KeyCorp Student Loan Trust 00-A	0.58	(a)	05/25/29	544,900	441,021
KeyCorp Student Loan Trust 00-B	0.59	(a)	07/25/29	148,824	119,923
KeyCorp Student Loan Trust 01-A	0.52	(a)	06/27/31	1,076,455	927,770
KeyCorp Student Loan Trust 03-A	0.59	(a)	10/25/25	389,010	383,127
KeyCorp Student Loan Trust 04-A	0.58	(a)	10/28/41	960,718	505,041
KeyCorp Student Loan Trust 05-A	0.38	(a)	03/27/24	354,043	319,797
KeyCorp Student Loan Trust 06-A	0.28	(a)	09/27/21	3,821	3,804
Long Beach Auto Receivables Trust 04-C	3.78		07/15/11	87,984	88,059
Long Beach Auto Receivables Trust 05-A	4.25		04/15/12	106,991	107,101
Long Beach Auto Receivables Trust 05-B	4.52		06/15/12	601,979	603,986
Long Beach Auto Receivables Trust 06-A	5.50		05/15/13	1,064,289	1,081,627
Long Beach Auto Receivables Trust 06-B	5.18		09/15/13	648,820	661,354
Long Beach Auto Receivables Trust 07-A	4.97		10/15/11	8,579	8,590
Long Beach Auto Receivables Trust 07-A	5.03		01/15/14	275,000	280,067
Marriott Vacation Club Owners Trust 06-1A (b)	5.74		04/20/28	190,165	185,942
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	493,622	438,333
Merrill Auto Trust Securitization 07-01	0.29	(a)	12/15/13	665,000	657,723
National Collegiate Student Loan Trust 04-1	0.51	(a)	06/25/27	5,397,428	4,650,993
National Collegiate Student Loan Trust 05-1	0.37	(a)	10/26/26	1,185,000	983,396
National Collegiate Student Loan Trust 05-3	0.47	(a)	07/25/28	700,000	564,411
National Collegiate Student Loan Trust 06-1	0.42	(a)	05/25/26	825,000	680,288
National Collegiate Student Loan Trust 07-1	0.27	(a)	06/25/25	4,257,937	4,143,455
Navistar Financial Dealer Note Master Trust 05-A	0.34	(a)	02/25/13	500,000	494,229
Prestige Auto Receivables Trust 06-1A (b)	5.25		06/17/13	506,243	519,428
Prestige Auto Receivables Trust 09-1A (b)	5.67		04/15/17	600,000	597,960
Santander Drive Auto Receivables Trust 07-2	1.03	(a)	08/15/14	840,907	810,401
Santander Drive Auto Receivables Trust 07-3	5.52		10/15/14	1,800,000	1,790,513
SLM Student Loan Trust 03-B	0.65	(a)	03/15/22	5,330,000	4,514,661
SLM Student Loan Trust 05-A	0.39	(a)	12/15/20	336,800	306,034
SLM Student Loan Trust 05-B	0.29	(a)	12/16/19	296,749	295,561
SLM Student Loan Trust 06-A	0.33	(a)	12/15/20	200,000	194,040
SLM Student Loan Trust 06-B	0.26	(a)	09/15/20	179,520	178,476
SLM Student Loan Trust 06-B	0.30	(a)	06/15/21	1,950,000	1,896,928
SLM Student Loan Trust 06-C	0.38	(a)	06/15/21	1,300,000	1,081,411
Small Business Administration 02-20K	5.08		11/01/22	169,458	177,992
Small Business Administration 03-10B	3.39		03/01/13	119,911	122,376
Small Business Administration 03-P10B	5.14		08/10/13	68,259	71,685
Small Business Administration 05-10E	4.54		09/01/15	132,014	137,372
Superior Wholesale Inventory Financing Trust 07-AE1	0.33		01/15/12	575,000	574,964
Triad Automobile Receivables Trust 06-B	5.41		08/12/11	45,215	45,329
Triad Automobile Receivables Trust 06-B	5.52		11/12/12	125,000	128,352
Triad Automobile Receivables Trust 06-C	5.26		11/14/11	84,337	84,494
Triad Automobile Receivables Trust 06-C	5.31		05/13/13	492,000	509,242
UPFC Auto Receivables Trust 06-A	5.49		05/15/12	118,124	120,806
UPFC Auto Receivables Trust 06-B	5.01		08/15/12	70,269	71,784
UPFC Auto Receivables Trust 07-A	5.53		07/15/13	108,933	111,583
USXL Funding LLC 06-1A (b)	5.38		04/15/14	153,256	153,264
Washington Mutual Master Note Trust 07-A4A (b)	5.20		10/15/14	925,000	945,340
Total Asset Backed Securities (Cost $59,236,398)					61,097,378

The accompanying notes are an integral part of these financial statements.

38 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
MORTGAGE BACKED SECURITIES
(17.5% of portfolio)

Accredited Mortgage Loan Trust 03-1	4.33%	(a)	06/25/33	$242,657	$193,362
ACE Securities Corp. 06-ASL1	0.37	(a)	02/25/36	780,992	143,043
ACE Securities Corp. 06-GP1	0.36	(a)	02/25/31	401,886	301,138
ACE Securities Corp. 06-SL1	0.39	(a)	09/25/35	244,602	44,896
Adjustable Rate Mortgage Trust 05-10	3.71	(a)	01/25/36	179,396	120,994
American Business Financial Services 02-1	7.01		12/15/32	85,341	47,212
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	67,486	58,056
Amresco Residential Securities 98-1	7.57		10/25/27	106,917	78,522
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	284,765	173,225
Banc of America Funding Corp. 04-A	4.96	(a)	09/20/34	134,273	134,776
Banc of America Funding Corp. 05-G	5.24	(a)	10/20/35	1,333,000	1,150,994
Banc of America Funding Corp. 07-5	6.50		07/25/37	182,262	149,910
Banc of America Mortgage Securites Inc. 02-J	3.67	(a)	09/25/32	17,775	16,394
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	111,692	109,016
Banc of America Mortgage Securities Inc. 05-C	4.66	(a)	04/25/35	97,316	77,584
Bayview Financial Asset Trust 07-SSR1 (b)	0.68	(a)	03/25/37	361,431	163,768
Bear Stearns Adjustable Rate Mortgage Trust 04-10	3.35	(a)	01/25/35	642,525	527,633
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.43	(a)	02/25/36	135,884	111,814
Bear Stearns ALT-A Trust 04-11	3.70	(a)	11/25/34	32,768	21,778
Bear Stearns ALT-A Trust 05-4	5.13	(a)	05/25/35	182,648	126,559
Bear Stearns ALT-A Trust 05-9	5.71	(a)	11/25/35	120,807	77,869
Bear Stearns ALT-A Trust 06-6	5.65	(a)	11/25/36	290,298	162,995
Bear Stearns Asset Backed Securities Trust 03-3	0.82	(a)	06/25/43	114,865	93,808
Bear Stearns Asset Backed Securities Trust 04-HE5	1.48	(a)	07/25/34	390,000	213,512
Bear Strearns Structured Products Inc., 00-1	3.72	(a)	08/28/33	144,970	130,153
CDC Mortgage Capital Trust 02-HE1	0.85	(a)	01/25/33	634,551	484,095
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	52,064	52,325
Chase Mortgage Finance Corp. 05-A1	5.40	(a)	12/25/35	68,753	57,416
Chase Mortgage Finance Corp. 06-A1	6.00	(a)	09/25/36	36,443	32,162
Chaseflex Trust 05-2	6.00		06/25/35	195,322	159,981
CITICORP Mortgage Securities, Inc. 88-11	2.75	(a)	08/25/18	34,506	33,806
CITICORP Mortgage Securities, Inc. 88-17	2.78	(a)	11/25/18	53,543	52,011
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	648,448	554,578
Citigroup Mortgage Loan Trust, Inc. 05-7	3.19	(a)	09/25/35	491,318	266,247
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	251,919	251,267
CMO Trust 17	7.25		04/20/18	1,336	1,398
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	281,049	254,221
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	45,069	40,836
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	117,689	108,402
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	317,688	245,125
Countrywide Alternative Loan Trust 05-43	5.64	(a)	10/25/35	71,483	44,453
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	452,478	412,699
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	711,606	642,647
Countrywide Asset Backed Certificate 04-S1	4.62		02/25/35	172,631	129,549
Countrywide Asset Backed Certificate 06-S7	5.71		11/25/35	241,578	63,872
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	314,545	159,299
Countrywide Asset Backed Certificate 07-S3	0.37	(a)	05/25/37	418,813	348,271
Countrywide Home Loans 03-49	4.58	(a)	12/19/33	180,001	176,450
Countrywide Home Loans 03-56	4.49		12/25/33	4,644	4,623
Countrywide Home Loans 03-J13	5.25		01/25/24	510,191	501,692
Countrywide Home Loans 05-HYB8	4.45	(a)	12/20/35	250,730	189,881
Countrywide Home Loans 06-HYB5	5.73	(a)	09/20/36	132,036	75,220
Credit Suisse First Boston Mortgage 03-21	1.73	(a)	09/25/33	51,508	51,195
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	279,394	261,241
Credit Suisse First Boston Mortgage 03-AR24	3.38	(a)	10/25/33	474,765	395,376
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	371,802	326,515
Credit Suisse First Boston Mortgage 04-4	5.50		06/25/15	252,946	251,455
Credit Suisse First Boston Mortgage 04-AR3	3.63	(a)	04/25/34	136,352	116,971
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	485,632	432,861

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|39

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
(MORTGAGE BACKED SECURITIES continued)

Credit Suisse First Boston Mortgage 06-1	0.36%	(a)	05/25/36	$789,890	$496,942
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	89,930
DLJ Mortgage Acceptance Corp. 91-3	2.84	(a)	02/20/21	36,029	35,996
FHLMC 2419	5.50		03/15/17	6,480	7,005
FHLMC 2586	3.50		12/15/32	156,234	157,431
FHLMC 2649	4.50		07/15/18	622,409	648,866
FHLMC 3061	5.50		07/15/16	444,771	475,142
FHLMC 3071	5.75		11/15/34	17,906	18,075
FHLMC 780754	4.65	(a)	08/01/33	35,837	36,809
FHLMC M80833	4.00		08/01/10	182,611	184,952
FHLMC M80848	3.00		07/01/10	127,849	129,552
FHLMC R009	5.75		12/15/18	345,371	359,890
FHLMC R010	5.50		12/15/19	815,003	854,911
FHLMC R013	6.00		12/15/21	295,117	307,970
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	23,839	15,030
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	26,029	18,560
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	674	558
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	3.08	(a)	09/25/34	46,327	36,582
First Horizon Mortgage Pass-Through Trust 05-AR2	3.17	(a)	05/25/35	259,958	225,668
Flagstar Home Equity Loan Trust 07-1A (b)	5.77		01/25/35	203,839	192,426
FNMA 03-05	4.25		08/25/22	121,583	125,680
FNMA 03-38	5.00		03/25/23	145,603	153,213
FNMA 03-81	4.75		09/25/18	260,161	268,489
FNMA 03-86	4.50		09/25/18	349,340	354,133
FNMA 04-34	5.50		05/25/19	495,205	496,408
FNMA 05-14	0.53	(a)	03/25/35	6,800	6,752
FNMA 06-10	5.75		09/25/20	40,889	40,589
FNMA 813842	2.82	(a)	01/01/35	42,892	44,362
GMAC Mortgage Corp. Loan Trust 05-AR3	4.83	(a)	06/19/35	156,986	150,619
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	139,916	104,431
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	488,981
GNMA 02-15	5.50		11/20/31	70,313	69,949
GNMA 02-88	5.00		05/16/31	46,586	47,169
GNMA 03-11	4.00		10/17/29	301,745	310,278
GNMA 03-12	4.50		02/20/32	79,110	82,183
GNMA 03-26	0.68	(a)	04/16/33	43,596	43,118
GNMA 03-92	4.50		12/16/26	21,790	22,178
GNMA 04-17	4.50		12/20/33	83,244	84,498
GNMA 583189	4.50		02/20/17	38,688	40,493
Green Tree Financial Corp. 98-5	6.22		03/01/30	236,957	230,923
GS Mortgage Loan Trust 03-10	5.30	(a)	10/25/33	393,336	381,958
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	45,695	45,149
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	201,472	192,909
GS Mortgage Loan Trust 05-AR3	5.02	(a)	05/25/35	174,751	138,181
GS Mortgage Loan Trust 05-AR6	4.55	(a)	09/25/35	135,303	115,767
Home Equity Mortgage Loan Asset-Backed Trust 06-A	5.77		05/25/36	42,697	37,595
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,430,000	325,204
Home Savings of America 9	3.95	(a)	11/25/17	219,542	172,437
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	423,969	376,390
Indymac Indx Mortgage Loan Trust 04-AR6	3.52	(a)	10/25/34	21,397	17,290
Indymac Indx Mortgage Loan Trust 05-AR15	5.10	(a)	09/25/35	73,927	54,097
Indymac Indx Mortgage Loan Trust 05-L1	0.43	(a)	06/25/10	468,364	263,216
JP Morgan Mortgage Trust 04-A3	4.94	(a)	07/25/34	429,824	418,492
JP Morgan Mortgage Trust 05-A2	5.20	(a)	04/25/35	1,049,753	947,271
JP Morgan Residential Mortgage Acceptance Corp. 06-R1 (b)	4.94	(a)	09/28/44	1,070,157	658,089
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	179,074	159,375
Long Beach Mortgage Loan Trust 05-3	0.51	(a)	08/25/45	246,268	230,080
Master Adjustable Rate Mortgages Trust 04-13	3.01	(a)	04/21/34	82,447	77,042
Master Adjustable Rate Mortgages Trust 05-1	5.27	(a)	01/25/35	80,570	66,724

The accompanying notes are an integral part of these financial statements.

40 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate		Maturity Date	Face Amount	Value
(MORTGAGE BACKED SECURITIES continued)

Master Alternative Loans Trust 03-5	6.00%		08/25/33	$113,561	$97,556
Master Asset Backed Securities Trust 07 - NCW (b)	0.53	(a)	05/25/37	1,020,495	777,076
Master Asset Securitization Trust 03-6	5.00		07/25/18	70,454	70,807
Master Asset Securitization Trust 07-1	6.00		10/25/22	352,764	276,304
Merrill Lynch Mortgage Investors Trust 03-A2	1.98	(a)	02/25/33	72,587	54,979
Merrill Lynch Mortgage Investors Trust 06-SL1	0.41	(a)	09/25/36	822,440	271,429
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	446,320	416,109
Morgan Stanley Mortgage Loan Trust 05-5AR	5.49	(a)	09/25/35	71,038	49,946
Morgan Stanley Mortgage Loan Trust 06-1AR	5.05	(a)	02/25/36	210,748	131,877
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	423,152
MSDWCC HELOC Trust 03-2A	0.49	(a)	04/25/16	764,672	491,667
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	387	386
Nomura Asset Acceptance Corporation 06-AF2	0.33	(a)	08/25/36	267,444	140,019
Novastar Home Equity Loan 06-3	0.34	(a)	10/25/36	209,809	189,042
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	437,476	353,031
Oakwood Mortgage Investors, Inc. 02-A	0.48	(a)	09/15/14	256,411	95,457
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	1,335,000	1,132,248
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	114,241	111,415
Prime Mortgage Trust 05-2	5.00		07/25/20	322,309	317,475
Residential Accredit Loans, Inc. 02-QS9	0.83	(a)	07/25/32	8,913	6,311
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	87,597	66,678
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	625,543	412,272
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	369,064	232,257
Residential Asset Mortgage Products Inc. 03-RZ3	4.12		06/25/33	189,146	101,398
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	95,422
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	384,909	251,205
Residential Funding Mortgage Securities 00-HI5	7.98	(a)	12/25/25	1,124,235	1,017,396
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	145,424	112,619
Residential Funding Mortgage Securities I 03-S11	3.50		06/25/18	34,133	34,053
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	205,080	202,708
Residential Funding Mortgage Securities I 03-S17	5.50		09/25/33	287,599	276,362
Residential Funding Mortgage Securities I 05-SA2	4.08	(a)	06/25/35	57,886	37,299
Residential Funding Mortgage Securities I 06-SA1	5.56	(a)	02/25/36	70,585	44,624
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	60,059	60,519
SACO I Trust 05-6	0.81	(a)	09/25/35	849,493	279,799
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	48	47
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	3.01	(a)	03/25/34	32,750	27,831
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.47	(a)	04/25/34	2,652,735	2,033,992
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.65	(a)	07/25/34	700,000	643,711
Structured Adjustable Rate Mortgage Loan Trust 04-11	3.45	(a)	08/25/34	63,318	47,983
Structured Adjustable Rate Mortgage Loan Trust 04-18	3.00	(a)	12/25/34	123,919	35,908
Structured Adjustable Rate Mortgage Loan Trust 05-11	5.08	(a)	05/25/35	559,331	398,369
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.67	(a)	02/25/36	65,960	40,901
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	297,956	209,041
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.86	(a)	05/25/36	204,325	147,358
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.85	(a)	05/25/36	197,327	144,805
Structured Asset Mortgage Investments 04-AR5	3.49	(a)	10/19/34	41,392	34,310
Structured Asset Securities Corp. 98-RF1 (b)	8.40	(a)	04/15/27	64,174	58,454
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,197	79,272
Structured Asset Securities Corp. 03-21	5.50		07/25/33	131,104	130,451
Structured Asset Securities Corp. 03-37A	2.80	(a)	12/25/33	340,237	286,801
Structured Asset Securities Corp. 04-3	5.52	(a)	03/25/24	414,779	401,368
Vanderbilt Mortgage & Finance 03-A	0.88	(a)	05/07/26	498,472	447,778
Wachovia Mortgage Loan Trust 06-A	5.23	(a)	05/20/36	403,840	355,318
Washington Mutual Mortgage Securities Corp. 04-AR3	3.13	(a)	06/25/34	130,537	120,275
Washington Mutual Mortgage Securities Corp. 04-AR14	2.75	(a)	01/25/35	211,204	197,257
Washington Mutual Mortgage Securities Corp. 05-AR7	4.89	(a)	08/25/35	248,243	241,455
Washington Mutual Mortgage Securities Corp. 05-AR12	4.82	(a)	10/25/35	39,685	37,609
Washington Mutual Mortgage Securities Corp. 05-AR15	0.48	(a)	11/25/45	283,539	251,805

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|41

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate		Maturity Rate	Face Amount	Value
(MORTGAGE BACKED SECURITIES continued)

Washington Mutual MSC Mortgage Pass-Through
Certificates 03-MS2	5.00%		03/25/18	$232,783	$229,291
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	51,165	51,515
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	231,453	222,809
Wells Fargo Mortgage Backed Securities Trust 04-B	4.88	(a)	02/25/34	96,304	92,274
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.91	(a)	01/25/35	49,163	48,292
Wells Fargo Mortgage Backed Securities Trust 04-E	4.86	(a)	05/25/34	142,877	137,304
Wells Fargo Mortgage Backed Securities Trust 04-EE	3.95	(a)	12/25/34	56,031	54,620
Wells Fargo Mortgage Backed Securities Trust 04-F	4.72	(a)	06/25/34	974,208	910,400
Wells Fargo Mortgage Backed Securities Trust 04-I	3.42	(a)	07/25/34	9,419	8,927
Wells Fargo Mortgage Backed Securities Trust 04-K	4.46	(a)	07/25/34	310,516	297,351
Wells Fargo Mortgage Backed Securities Trust 04-K	4.71	(a)	07/25/34	160,096	155,218
Wells Fargo Mortgage Backed Securities Trust 04-K	4.71	(a)	07/25/34	669,246	663,109
Wells Fargo Mortgage Backed Securities Trust 04-R	3.00	(a)	09/25/34	130,228	123,395
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.31	(a)	05/25/35	250,000	214,039
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.39	(a)	08/25/35	88,432	72,971
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.11	(a)	09/25/35	593,706	527,630
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.27	(a)	10/25/35	145,926	131,176
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.78	(a)	04/25/36	108,909	91,821
Wells Fargo Mortgage Backed Securities Trust 06-16	5.00		11/25/36	63,607	62,117
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.62	(a)	12/25/36	66,152	53,199
Total Mortgage Backed Securities (Cost $51,407,882)					42,891,612

MUNICIPAL BONDS
(11.4% of portfolio)
Burlington Kansas Environmental Improvement	5.13	(a)	09/01/35	1,175,000	1,214,598
Camden County New Jersey Improvement Authority	2.50		07/27/10	1,150,000	1,155,279
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	250,000
Detroit Michigan City School District	5.00		05/01/13	135,000	139,872
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	415,000	415,755
Florida State Municipal Power Agency	4.87		10/01/11	1,975,000	2,028,582
Genessee County Michigan	3.50		10/01/10	2,175,000	2,192,770
Georgia Municipal Gas Authority	2.57		08/01/10	975,000	979,124
Glassboro New Jersey	2.88		09/15/10	1,725,000	1,739,214
Louisiana State Agricultural Finance Authority	2.14		09/15/11	1,625,000	1,616,680
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	450,000	446,112
Luzerne County Pensylvania	5.20		11/15/13	565,000	573,390
Medical University South Carolina Hospital Authority	4.47		08/15/11	370,000	368,120
New Orleans Louisiana Aviation Board	4.50		01/01/12	935,000	947,763
New York State Housing Finance Agency	2.58		03/15/12	225,000	226,197
Northern Kentucky Water District	2.50		11/01/11	1,150,000	1,147,953
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	223,465
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	396,996
Orange County California Pension Obligation	0.00	(c)	09/01/12	1,650,000	1,446,275
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/15	4,075,000	2,861,139
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	792,376
Santa Cruz County California Redevelopment Agency	7.88		09/01/30	220,000	233,427
Schenectady New York Metroplex Development Authority	2.00		06/18/10	1,000,000	1,002,340
Wayne County Michigan	4.50		06/01/10	1,175,000	1,178,560
Wayne County Michigan	6.00		12/01/10	1,325,000	1,341,496
Wayne County Michigan	6.50		06/01/11	1,500,000	1,518,870
Wyandanch New York Union Free School District	1.75		06/25/10	1,475,000	1,477,419
Total Municipal Bonds (Cost $27,641,896)					27,913,772

The accompanying notes are an integral part of these financial statements.

42 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2009

	Interest Rate			Maturity Date	Face Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(3.7% of portfolio)

Government Trust Certificate (Sri Lanka Trust)	0.63%		(a)	06/15/12	$125,000	$125,000
Overseas Private Investment Corp.	5.30	(e)		09/15/10	250,000	298,677
Overseas Private Investment Corp.	4.91	(e)		09/15/10	2,500,000	2,849,850
Overseas Private Investment Corp.	1.90	(f)		12/31/13	1,000,000	1,000,000
Overseas Private Investment Corp.	2.00	(f)		06/10/18	1,200,000	1,183,812
Overseas Private Investment Corp.	4.10			11/15/14	459,360	468,175
Tennessee Valley Authority	0.00	(d)		04/15/42	775,000	758,338
U.S. Department of Housing & Urban Development	7.50			08/01/11	170,000	170,889
U.S. Department of Housing & Urban Development	6.07			08/01/21	115,000	120,383
U.S. Department of Housing & Urban Development	6.12			08/01/22	675,000	702,643
U.S. Department of Housing & Urban Development	3.44			08/01/11	1,375,000	1,427,411
Total U.S. Government and Agency Obligations (Cost $8,944,454)						9,105,178

COMMON STOCK					Shares
(0.1% of portfolio)

CIT Group Inc.					7,285	201,139
Total Common Stock (Cost $247,216)						201,139

MONEY MARKET ACCOUNTS
(2.4% of portfolio)

SSgA Prime Money Market Fund	0.08	(g)			5,896,000	5,896,000
SSgA Money Market Fund	0.01	(g)			2,307	2,307
Total Money Market Accounts (Cost $5,898,307)						5,898,307

TOTAL INVESTMENTS IN SECURITIES (Cost $248,433,548) - 100%						$245,171,888

(a)	Variable coupon rate as of December 31, 2009.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $23,990,072 and represents 9.8% of total investments.

(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.
(e)	Interest is paid at maturity.
(f)	Interest is paid at put date.
(g)	7-day yield at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|43

PORTFOLIO OF INVESTMENTS: Stock Index Fund
December 31, 2009

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$39,002,368	$52,043,402

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2009, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 2.54%. See the Appendix for the portfolio of investments for the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.

44 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Value Fund
December 31, 2009

	Shares	Value
COMMON STOCKS
(97.3% of portfolio)

CONSUMER DISCRETIONARY - 3.4%
Auto Components
Cooper Tire & Rubber Co.	440,000	$8,822,000
Multiline Retail
Dillard's, Inc. (Class A)	367,700	6,784,065
Restaurants
Tim Hortons Inc.	56,852	1,734,554
Total Consumer Discretionary		17,340,619

CONSUMER STAPLES - 4.2%
Food Products
Dean Foods Co. (a)	634,800	11,451,792
J.M. Smucker Co. (The)	148,853	9,191,673
Total Consumer Staples		20,643,465

ENERGY - 10.0%
Energy Equipment & Services
Baker Hughes Inc.	187,000	7,569,760
Oil & Gas
Chevron Corp.	200,000	15,398,000
ConocoPhillips	259,000	13,227,130
Marathon Oil Corp.	428,000	13,362,160
Total Energy		49,557,050

FINANCIALS - 10.1%
Commercial Banks
Bank of America Corp.	230,200	3,466,812
Commerce Bancshares, Inc.	27,189	1,052,758
Wells Fargo & Company	140,000	3,778,600
Diversified Financial Services
JPMorgan Chase & Co.	442,600	18,443,142
Insurance
Allstate Corp. (The)	285,000	8,561,400
Chubb Corp. (The)	122,000	5,999,960
Principal Financial Group, Inc.	142,800	3,432,912
Unum Group	286,300	5,588,576
Total Financials		50,324,160

HEALTH CARE - 22.7%
Health Care Equipment & Supplies
Covidien PLC	207,600	9,941,964
Hospira, Inc. (a)	362,400	18,482,400
Pharmaceuticals
Abbott Laboratories	399,000	21,542,010
Bristol-Myers Squibb Co.	829,700	20,949,925
GlaxoSmithKline plc ADR	354,000	14,956,500
Merck & Co., Inc.	193,194	7,059,309
Pfizer Inc.	1,107,000	20,136,330
Total Healthcare		113,068,438

INDUSTRIALS - 16.6%
Airlines
Southwest Airlines Co.	747,600	8,545,068
Commercial Services & Supplies
Avery Dennison Corp.	393,500	14,358,815
R.R. Donnelley & Sons Co.	76,600	1,705,882
Industrial Conglomerates
Honeywell International Inc.	281,100	11,019,120
Parker-Hannifin Corp.	316,462	17,050,973
Tyco International Ltd.	164,850	5,881,848
Machinery
Flowserve Corp.	95,300	9,008,709
Distributors
Applied Industrial Technologies, Inc.	130,500	2,880,135
Genuine Parts Co.	315,400	11,972,584
Total Industrials		82,423,134

INFORMATION TECHNOLOGY - 18.7%
Communications Equipment
Cisco Systems, Inc. (a)	788,500	18,876,690
Computers & Peripherals
Dell Inc. (a)	1,282,000	18,409,520
Hewlett-Packard Co.	354,000	18,234,540
Electronic Equipment, Instruments & Components
Motorola, Inc.	99,000	768,240
Tyco Electronics Ltd.	262,850	6,452,967
IT Services
SAIC, Inc. (a)	553,000	10,473,820
Semiconductors & Semiconductor Equipment
Intel Corporation	978,000	19,951,200
Total Information Technology		93,166,977

MATERIALS - 7.9%
Chemicals
Dow Chemical Co. (The)	686,900	18,979,047
Containers & Packaging
Bemis Co., Inc.	433,600	12,856,240
Pactiv Corp. (a)	301,200	7,270,968
Total Materials		39,106,255

UTILITIES - 3.7%
Gas Utilities
El Paso Corp.	701,664	6,897,357
Multi-Utilities
Questar Corp.	271,000	11,265,470
Total Utilities		18,162,827
Total Common Stocks (Cost $393,274,052)		483,792,925

MONEY MARKET ACCOUNTS
(2.7% of portfolio)

SSgA Prime Money Market Fund, 0.08% (b)	13,416,000	13,416,000
SSgA Money Market Fund, 0.01% (b)	985	985
Total Money Market Accounts (Cost $13,416,985)		13,416,985

TOTAL INVESTMENTS IN SECURITIES (Cost $406,691,037) - 100%		$497,209,910

(a)	Non-income producing.
(b)	7-day yield at December 31, 2009.
ADR-	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|45

PORTFOLIO OF INVESTMENTS: Growth Fund
December 31, 2009

	Shares	Value
COMMON STOCKS
(98.3% of portfolio)

CONSUMER DISCRETIONARY - 14.2%
Auto Components
O'Reilly Automotive, Inc. (a)	3,600	$137,232
Hotels, Restaurants & Liesure
Marriott International Inc. (Class A)	12,413	338,254
MGM MIRAGE (a)	13,900	126,768
Starbucks Corp. (a)	8,400	193,704
Yum Brands Inc.	5,200	181,844
Internet & Catalog Retail
Amazon.com, Inc. (a)	4,350	585,162
Expedia Inc. (a)	10,750	276,382
Media
Walt Disney Co. (The)	7,000	225,750
Multiline Retail
Kohls Corp. (a)	3,200	172,576
Specialty Retail
Bed Bath & Beyond (a)	5,900	227,917
Lowe's Companies, Inc.	9,800	229,222
Total Consumer Discretionary		2,694,811

CONSUMER STAPLES - 5.4%
Beverages
PepsiCo., Inc.	5,100	310,080
Food & Staples Retailing
Walmart Stores, Inc.	9,400	502,430
Personal Products
Procter & Gamble Co.	3,400	206,142
Total Consumer Staples		1,018,652

ENERGY - 5.6%
Energy Equipment & Services
Schlumberger Ltd.	6,100	397,049
Oil, Gas,& Consumable Fuels
EOG Resources Inc.	3,200	311,360
Petroleo Brasileiro S.A. ADR	3,500	148,365
Suncor Energy Inc.	5,600	197,736
Total Energy		1,054,510

FINANCIALS - 13.1%
Capital Markets
Franklin Resources Inc.	2,800	294,980
Goldman Sachs Group Inc.	2,000	337,680
Charles Schwab Corp.	10,200	191,964
Commercial Banks
JPMorgan Chase & Co.	7,900	329,193
Wells Fargo Co.	14,400	388,656
Consumer Finance
MasterCard Inc.	1,220	312,296
Visa Inc.	3,300	288,618
Western Union Co. (The)	7,500	141,375
Diversified Financial Services
Morgan Stanley	7,000	207,200
Total Financials		2,491,962

HEALTH CARE - 13.1%
Biotechnology
Celgene Corp. (a)	5,250	292,320
Gilead Sciences Inc. (a)	8,650	374,372
Vertex Pharmaceuticals Inc. (a)	2,300	98,555
Health Care Equipment & Supplies
Baxter International Inc.	3,400	199,512
Intuitive Surgical, Inc. (a)	400	121,328
Stryker Corp.	3,900	196,443
Health Care Providers & Services
McKesson Corp.	4,100	256,250
Medco Health Solutions Inc. (a)	9,900	632,709
Pharmaceuticals
Allergan Inc.	4,500	283,545
Total Health Care		2,455,034

INDUSTRIALS - 8.0%
Air Freight & Logistics
Expeditors International of Washington Inc.	9,400	326,462
Building Products
Fastenal Co.	600	24,984
Industrial Conglomerates
McDermott International, Inc. (a)	5,900	141,659
Precision Castparts Corp.	1,500	165,525
Rockwell Automation, Inc.	3,900	183,222
Machinery
Danaher Corp.	8,950	673,040
Total Industrials		1,514,892

INFORMATION TECHNOLOGY - 31.8%
Internet Software & Services
Juniper Networks, Inc. (a)	22,900	610,743
Qualcomm, Inc.	12,300	568,998
Computers & Peripherals
Apple Inc. (a)	4,810	1,014,237
International Business Machines Corp.	1,840	240,856
SanDisk Corp. (a)	3,500	101,465
Electronic Equipment, Instruments & Components
First Solar Inc. (a)	590	79,886
Sunpower Corp. (Class B) (a)	3,500	73,325
Internet Software & Services
Baidu, Inc. ADR (a)	225	92,527
Google Inc. (Class A) (a)	1,670	1,035,366
IT Services
Accenture Ltd. (Class A)	8,100	336,150
Semiconductors & Semiconductor Equipment
Broadcom Corp. (Class A) (a)	6,100	191,845
Xilinx Inc.	9,800	245,588
Marvell Technology Group Ltd. (a)	20,500	425,375
ASML Holding NV NY ADR	6,200	211,358

The accompanying notes are an integral part of these financial statements.

46 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS continued)

Software
EMC Corp. (a)	10,000	$174,700
Microsoft Corp.	15,200	463,448
Salesforce Com Inc. (a)	2,100	154,917
Total Information Technology		6,020,784

MATERIALS - 2.3%
Chemicals
Monsanto Co.	1,800	147,150
Praxair Inc.	3,780	303,572
Total Materials		450,722

TELECOMMUNICATION SERVICES - 4.8%
Wireless Telecommunication Services
American Tower Corp. (Class A) (a)	13,400	579,014
Crown Castle International Corp. (a)	8,700	339,648
Total Telecommunication Services		918,662
Total Common Stocks (Cost $14,521,823)		18,620,029

MONEY MARKET ACCOUNTS
(1.7% of portfolio)

SSgA Prime Money Market Fund, 0.08% (b)	321,000	321,000
SSgA Money Market Fund, 0.01% (b)	904	904
Total Money Market Accounts (Cost $321,904)		321,904

TOTAL INVESTMENTS IN SECURITIES (Cost $14,843,727) - 100%		$18,941,933

(a)	Non-income producing.
(b)	7-day yield at December 31, 2009.
ADR-	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|47

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
December 31, 2009

	Shares	Value
COMMON STOCKS
(96.8% of portfolio)

CONSUMER DISCRETIONARY - 18.8%
Auto Components
Cooper Tire & Rubber Co.	150,100	$3,009,505
Restaurants
Brinker International, Inc.	185,000	2,760,200
Cracker Barrel Old Country Store, Inc.	53,100	2,017,269
O'Charley's Inc.	20,660	135,323
Specialty Retail
Nordstrom, Inc.	95,000	3,570,100
Sally Beauty Holdings, Inc. (a)	114,000	872,100
Total Consumer Discretionary		12,364,497

CONSUMER STAPLES - 10.8%
Food Distribution
United Natural Foods, Inc. (a)	60,100	1,607,074
Food Products
American Italian Pasta Co. (Class A) (a)	21,000	730,590
J.M. Smucker Co. (The)	40,868	2,523,599
Personal Products
Alberto-Culver Co.	76,000	2,226,040
Total Consumer Staples		7,087,303

ENERGY - 9.4%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	1,395,800
Oil & Gas
Cimarex Energy Co.	59,400	3,146,418
St. Mary Land & Exploration Co.	49,000	1,677,760
Total Energy		6,219,978

FINANCIALS - 11.4%
Commercial Banks
Cardinal Financial Corp.	184,000	1,608,160
Middleburg Financial Corp.	75,400	925,912
National Bankshares, Inc. (Virginia)	86,000	2,432,940
Southcoast Financial Corp. (a)	51,370	165,925
Valley National Bancorp	105,934	1,496,847
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	131,600	892,248
Total Financials		7,522,032

HEALTH CARE - 3.1%
Health Care Equipment & Supplies
STERIS Corp.	73,000	2,041,810
Total Health Care		2,041,810

INDUSTRIALS - 28.4%
Aerospace & Defense
Triumph Group, Inc.	41,900	2,021,675
Distributers
Applied Industrial Technologies, Inc.	103,450	2,283,142
Electrical Equipment
Rofin-Sinar Technologies Inc. (a)	49,700	1,173,417
Industrial Conglomerates
Carlisle Companies Inc.	70,900	2,429,034
CLARCOR Inc.	66,200	2,147,528
Standex International Corp.	19,500	391,755
Thomas & Betts Corp. (a)	20,000	715,800
Machinery
Flowserve Corp.	14,500	1,370,685
Manitowoc Co., Inc. (The)	255,200	2,544,344
Regal Beloit Corp.	43,500	2,259,390
Road & Rail
Knight Transportation, Inc.	50,000	964,500
Werner Enterprises, Inc.	20,000	395,800
Total Industrials		18,697,070

INFORMATION TECHNOLOGY - 7.6%
Communications Equipment
Belden Inc.	86,750	1,901,560
Computers & Peripherals
Western Digital Corp. (a)	70,000	3,090,500
Total Information Technology		4,992,060

MATERIALS - 5.6%
Chemicals
Westlake Chemical Corp.	100,700	2,510,451
Containers & Packaging
Pactiv Corp. (a)	50,000	1,207,000
Total Materials		3,717,451

UTILITIES - 1.7%
Multi-Utilities
Questar Corp.	26,600	1,105,762
Total Utilities		1,105,762
Total Common Stocks (Cost $48,222,518)		63,747,963

MONEY MARKET ACCOUNTS
(3.2% of portfolio)

SSgA Prime Money Market Fund, 0.08% (b)	2,090,000	2,090,000
SSgA Money Market Fund, 0.01% (b)	524	524
Total Money Market Accounts (Cost $2,090,524)		2,090,524

TOTAL INVESTMENTS IN SECURITIES (Cost $50,313,042) - 100%		$65,838,487
a)	Non-income producing.
(b)	7-day yield at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

48 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: International Value Fund
December 31, 2009

	Shares	Value
COMMON STOCKS
(96.5% of portfolio)

BRAZIL - 1.1%
Vale SA - SP - ADR	44,250	$1,284,577
Total Brazil		1,284,577

BRITAIN - 15.0%
BP PLC	259,550	2,510,156
GlaxoSmithKline PLC	90,350	1,913,899
HSBC Holdings PLC - ADR	44,350	2,531,941
Kingfisher PLC	319,850	1,172,470
Pearson PLC	177,400	2,550,238
Unilever PLC	83,250	2,664,765
Vodafone Group PLC	1,080,224	2,501,476
WPP Group PLC	264,050	2,578,414
Total Britain		18,423,359

CHINA - 1.5%
Bank of China Ltd.	3,462,400	1,853,804
Total China		1,853,804

FRANCE - 16.0%
ArcelorMittal	61,400	2,784,792
AXA SA	110,750	2,619,264
Cap Gemini	60,850	2,756,230
Compagnie de Saint-Gobain	46,728	2,508,249
Schneider Electric SA	22,600	2,618,252
Total SA	39,900	2,556,854
Unibail-Rodamco	5,850	1,287,808
Vivendi SA	81,300	2,400,113
Total France		19,531,562

GERMANY - 1.9%
Siemens AG REG	25,400	2,329,763
Total Germany		2,329,763

GREECE - 1.1%
National Bank of Greece	54,500	1,389,699
Total Greece		1,389,699

HONG KONG - 4.0%
Hutchison Whampoa Ltd.	407,750	2,791,101
New World Development Co. Ltd.	1,008,950	2,059,221
Total Hong Kong		4,850,322

ITALY - 6.8%
Enel SpA	389,300	2,260,630
Eni SpA	109,300	2,782,678
Finmeccanica SpA	141,290	2,253,336
Saipem SpA	28,650	984,207
Total Italy		8,280,851

JAPAN - 16.3%
Bridgestone Corp.	123,950	2,172,138
Daiichi Sankyo Co., Ltd.	85,350	1,785,797
Daito Trust Construction Co., Ltd.	51,800	2,442,671
East Japan Railway Co.	22,750	1,435,523
Kao Corp.	113,900	2,658,988
Mitsubishi UFJ Financial Group, Inc.	111,950	548,128
Mitsui Sumitomo Insurance Holdings, Inc.	55,405	1,406,154
Shin Etsu Chemical Co., Ltd.	28,600	1,612,054
Sumitomo Corp.	229,600	2,310,939
Sumitomo Trust & Banking Co.	423,250	2,057,595
Takeda Pharmaceutical Co., Ltd	38,350	1,574,484
Total Japan		20,004,471

NETHERLANDS - 1.0%
Koninklijke DSM NV	26,050	1,277,268
Total Netherlands		1,277,268

NORWAY - 4.8%
Norsk Hydro ASA	258,350	2,147,621
Statoil ASA	73,495	1,833,243
Yara International ASA	40,300	1,824,771
Total Norway		5,805,635

REPUBLIC OF SOUTH KOREA - 5.0%
KB Financial Group Inc.	27,713	1,413,723
Posco	4,450	2,342,642
SK Telecom Co., Ltd.	6,507	945,976
SK Telecom Co., Ltd. - ADR	89,703	1,458,571
Total Republic of South Korea		6,160,912

SINGAPORE - 2.5%
Keppel Corp.	204,150	1,187,888
Singapore Airlines	179,100	1,891,018
Total Singapore		3,078,906

SPAIN - 4.9%
BBV Argentaria SA	125,441	2,272,281
Iberdrola SA	222,300	2,116,173
Telefónica SA	56,350	1,570,562
Total Spain		5,959,016

SWEDEN - 1.1%
Ericsson LM (Class B)	151,150	1,390,251
Total Sweden		1,390,251

SWITZERLAND - 11.6%
Adecco SA REG	38,350	2,117,266
Givaudan SA REG	2,332	1,855,922
Holcim Ltd.	35,436	2,746,866
Nestlé SA REG	57,550	2,795,940
Novartis AG REG	65,450	3,565,862
Zurich Financial Services Ltd.	5,250	1,141,492
Total Switzerland		14,223,348

THAILAND - 1.9%
PTT Public Company Ltd.	307,750	2,270,741
Total Thailand		2,270,741
Total Common Stocks (Cost $119,228,947)		118,114,485

MONEY MARKET ACCOUNTS
(3.5% of portfolio)

SSgA Prime Money Market Fund, 0.08% (b)	4,345,000	4,345,000
SSgA Money Market Fund, 0.01% (b)	840	840
Total Money Market Accounts (Cost $4,345,840)		4,345,840

TOTAL INVESTMENTS IN SECURITIES (Cost $123,574,787) - 100%		$122,460,325

(a)	7-day yield at December 31, 2009.
ADR-	American Depository Receipt
REG-	Registered shares

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|49

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $190,807,920; $63,947,565; $248,433,548; $39,002,368; $406,691,037; $14,843,727; $50,313,042; $123,574,787)	$190,807,920	$65,165,122	$245,171,888
Cash	—	—	—
Receivables
Investment securities sold	—	—	—
Dividends and interest	549,171	593,551	1,648,882
Capital shares sold	276,004	5,052	45,608
Prepaid expenses	39,472	13,009	41,663
Total assets	191,672,567	65,776,734	246,908,041

LIABILITIES
Payables
Investment securities purchased	—	—	—
Accrued expenses	61,696	32,357	79,653
Due to Board Members	9,450	2,839	11,385
Due to RE Advisers	71,052	49,096	185,988
Capital shares redeemed	38,162	500	172,351
Dividends	83	10,245	38,853
Total liabilities	180,443	95,037	488,230
NET ASSETS	$191,492,124	$65,681,697	$246,419,811

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$-	$1,217,557	$(3,261,660)
Undistributed net income (loss)	(9,450)	(2,839)	(11,384)
Undistributed net realized gain (loss) from investments and futures transactions	(69)	—	—
Paid-in-capital applicable to outstanding shares of 191,501,533 of Daily Income Fund, 12,509,290 Short-Term Government Securities Fund, 48,022,288 of Short-Term Bond Fund, 6,289,096 of Stock Index Fund, 18,059,458 of Value Fund, 3,800,232 of Growth Fund, 3,863,281 of Small- Company Stock Fund, and 16,914,110 of International Value Fund	191,501,643	64,466,979	249,692,855
NET ASSETS	$191,492,124	$65,681,697	$246,419,811
NET ASSET VALUE PER SHARE	$1.00	$5.25	$5.13

The accompanying notes are an integral part of these financial statements.

50 | Statements of Assets and Liabilities

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund
$52,043,402	$497,209,910	$18,941,933	$65,838,487	$122,460,325
—	—	—	—	50,637
—	—	169,100	—	—
—	921,753	11,808	35,555	220,823
3,363	275,859	3,652	42,282	379,188
15,915	73,179	10,836	11,677	23,365
52,062,680	498,480,701	19,137,329	65,928,001	123,134,338

132,593	—	39,273	—	23,252
40,176	139,572	17,745	25,622	44,185
2,479	25,741	584	2,939	5,795
33,102	350,029	20,550	62,324	112,334
—	655,790	—	—	12,308
7,559	233,136	—	4,542	16,515
215,909	1,404,268	78,152	95,427	214,389
$51,846,771	$497,076,433	$19,059,177	$65,832,574	$122,919,949

$13,041,034	$90,518,873	$4,098,206	$15,525,445	$(1,114,462)
(1,129)	(25,741)	(584)	(2,939)	416,025
(11,683,568)	(39,559,316)	(2,178,049)	(2,426,465)	(23,611,678)

50,490,434	446,142,617	17,139,604	52,736,533	147,230,064
$51,846,771	$497,076,433	$19,059,177	$65,832,574	$122,919,949
$8.24	$27.52	$5.02	$17.04	$7.27

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities |51

STATEMENTS OF OPERATIONS
For the Period Ended December 31, 2009

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$1,501,168	$2,128,390	$16,357,074
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—
Total investment income	1,501,168	2,128,390	16,357,074

EXPENSES
Management fees	972,730	274,922	1,323,112
Shareholder servicing fees	131,934	64,355	130,035
Custodian and accounting fees	62,051	62,210	163,283
Legal and audit fees	55,946	18,276	61,817
Printing	23,493	8,205	26,491
Registration fees	35,997	19,669	25,234
Directors and Board meeting expenses	44,551	13,513	48,462
Insurance	16,311	4,617	20,213
Communication	17,146	5,916	17,921
Other expenses	13,945	3,934	15,126
Temporary Treasury Guarantee Program participation fee	52,018	—	—
Administration fees	—	—	—
Total expenses	1,426,122	475,617	1,831,694
Less fees waived and expenses reimbursed by RE Advisers	(507,542)	(17,671)	(68,721)
Net expenses	918,580	457,946	1,762,973
NET INVESTMENT INCOME (LOSS)	582,588	1,670,444	14,594,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (loss)	—	170,112	694,458
Net change in unrealized appreciation (depreciation)	—	(180,516)	18,069,237
NET GAIN (LOSS) ON INVESTMENTS	—	(10,404)	18,763,695
NET INCREASE IN NET ASSETS FROM OPERATIONS	$582,588	$1,660,040	$33,357,796

(a)   Represents realized and unrealized gain on investments allocated from the master portfolio.
The accompanying notes are an integral part of these financial statements.

52 | Statements of Operations

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund
$—		$39,593	$719	$9,638	$25,154
—		10,623,944	98,386	995,350	3,201,097
1,044,138		—	—	—	—
(21,621)		—	—	—	—
1,022,517		10,663,537	99,105	1,004,988	3,226,251

—		2,386,604	74,919	441,427	752,796
105,730		419,005	57,698	102,217	87,586
11,372		129,480	32,733	22,994	102,382
18,184		124,404	4,969	14,668	31,912
12,319		70,229	3,817	11,476	13,961
19,480		34,504	17,753	15,756	20,743
8,780		98,603	2,609	10,103	21,272
5,231		55,545	831	4,931	10,731
9,386		53,078	3,500	9,704	10,104
4,510		43,321	1,462	5,216	8,191
—		—	—	—	—
108,036		—	—	—	—
303,028		3,414,773	200,291	638,492	1,059,678
—		—	(91,120)	—	(66,839)
303,028		3,414,773	109,171	638,492	992,839
719,489		7,248,764	(10,066)	366,496	2,233,412

(2,130,017	)(a)	(19,737,118)	1,404,163	(1,066,461)	(17,104,804)
12,000,472	(a)	115,357,009	3,367,905	20,546,228	39,446,470
9,870,455		95,619,891	4,772,068	19,479,767	22,341,666
$10,589,944		$102,868,655	$4,762,002	$19,846,263	$24,575,078

The accompanying notes are an integral part of these financial statements.
Statements of Operations |53

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income (loss)	$582,588	3,591,746
Net realized gain (loss) on investments	—	(179,758)
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	582,588	3,411,988
Distributions to Shareholders
Net investment income	(590,320)	(3,593,464)
Net realized gain on investments	—	—
Total distributions to shareholders	(590,320)	(3,593,464)
Capital Share Transactions
Net capital share transactions (See Note 7)	9,488,865	32,691,790
Redemption fees received (See Note 5)	—	—
Total increase (decrease) in net assets from capital transactions	9,488,865	32,691,790
Capital Contributions (See Note 5)	—	197,781
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,481,133	32,708,095
NET ASSETS
Beginning of period	182,010,991	149,302,896
End of period	191,492,124	182,010,991

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income (loss)	$7,248,764	$11,462,509
Net realized gain (loss) on investments	(19,737,118)	(19,485,205)
Net change in unrealized appreciation (depreciation)	115,357,009	(249,903,804)
Increase (decrease) in net assets from operations	102,868,655	(257,926,500)
Distributions to Shareholders
Net investment income	(7,270,604)	(11,468,058)
Net realized gain on investments	—	—
Total distributions to shareholders	(7,270,604)	(11,468,058)
Capital Share Transactions
Net capital share transactions (See Note 7)	(21,268,921)	(31,319,413)
Redemption fees received (See Note 5)	7,343	48,114
Total increase (decrease) in net assets from capital transactions	(21,261,578)	(31,271,299)
Capital Contributions (See Note 5)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	74,336,473	(300,665,857)
NET ASSETS
Beginning of period	422,739,960	723,405,817
End of period	497,076,433	422,739,960

The accompanying notes are an integral part of these financial statements.

54 | Statements of Changes in Net Assets

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$1,670,444	1,454,452	$14,594,101	$12,182,650	$719,489	$955,956
170,112	125,977	694,458	(16,169)	(2,130,017)	(3,254,917)
(180,516)	991,251	18,069,237	(20,207,551)	12,000,472	(21,202,397)
1,660,040	2,571,680	33,357,796	(8,041,070)	10,589,944	(23,501,358)
(1,673,143)	(1,455,301)	(14,619,462)	(12,209,670)	(714,688)	(1,284,772)
(171,802)	(126,780)	(548,876)	—	—	—
(1,844,945)	(1,582,081)	(15,168,338)	(12,209,670)	(714,688)	(1,284,772)
9,512,813	15,901,398	23,898,420	(4,008,424)	2,183,923	2,238,771
—	—	—	—	1,398	1,446
9,512,813	15,901,398	23,898,420	(4,008,424)	2,185,321	2,240,217
—	—	—	—	—	—
9,327,908	16,890,997	42,087,878	(24,259,164)	12,060,577	(22,545,913)
56,353,789	39,462,792	204,331,933	228,591,097	39,786,194	62,332,107
65,681,697	56,353,789	246,419,811	204,331,933	51,846,771	39,786,194

Growth Fund		Small-Company Stock Fund		International Value Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$(10,066)	$(50,893)	$366,496	$434,364	$2,233,412	$3,263,988
1,404,163	(3,312,931)	(1,066,461)	(1,360,004)	(17,104,804)	(3,789,485)
3,367,905	(1,003,598)	20,546,228	(22,558,481)	39,446,470	(50,517,167)
4,762,002	(4,367,422)	19,846,263	(23,484,121)	24,575,078	(51,042,664)
—	—	(369,370)	(434,597)	(2,633,996)	(5,414,249)
—	(311,255)	—	—	—	(1,718,258)
—	(311,255)	(369,370)	(434,597)	(2,633,996)	(7,132,507)
7,589,275	2,383,078	1,307,693	2,046,596	8,261,471	9,910,639
847	1,394	6,778	3,639	1,462	9,628
7,590,122	2,384,472	1,314,471	2,050,235	8,262,933	9,920,267
—	—	—	—	—	—
12,352,124	(2,294,205)	20,791,364	(21,868,483)	30,204,015	(48,254,904)
6,707,053	9,001,258	45,041,210	66,909,693	92,715,934	140,970,838
19,059,177	6,707,053	65,832,574	45,041,210	122,919,949	92,715,934

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets |55

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009		2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	—	(a,b,c)	0.02	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	—		— (b)	—	—	—
Capital contribution	—		— (b)	—	—	—
Total from investment operations	—		0.02	0.05	0.04	0.02

Distributions
Net investment income	—	(b)	(0.02)	(0.05)	(0.04)	(0.02)
Net realized gain	—		—	—	—	—
Total distributions	—		(0.02)	(0.05)	(0.04)	(0.02)
NET ASSET VALUE, END OF YEAR	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN	0.31%		2.14%	4.62%	4.37%	2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$191,492		$182,011	$149,303	$127,625	$105,123
Ratio of gross expenses before voluntary expense limitation to average net assets	0.73%		0.69%	0.71%	0.74%	0.76%
Ratio of net investment income to average net assets	0.30	%(a,c)	2.08%	4.52%	4.30%	2.48%
Ratio of expenses to average net assets	0.47	%(a,c)	0.69%	0.71%	0.74%	0.76%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $0.01 per share.
(c)
On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield.

The accompanying notes are an integral part of these financial statements.
56 | Financial Highlights

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.26	$5.17	$5.10	$5.06	$5.11
Income from investment operations
Net investment income (a)	0.14	0.16	0.20	0.14	0.13
Net realized and unrealized gain (loss) on investments	0.0 (b)	0.10	0.07	0.05	(0.05)
Total from investment operations	0.14	0.26	0.27	0.19	0.08

Distributions
Net investment income	(0.14)	(0.16)	(0.20)	(0.14)	(0.13)
Net realized gain	(0.01)	(0.01)	—	(0.01)	— (b)
Total distributions	(0.15)	(0.17)	(0.20)	(0.15)	(0.13)
NET ASSET VALUE, END OF YEAR	$5.25	$5.26	$5.17	$5.10	$5.06
TOTAL RETURN	2.85%	5.16%	5.50%	3.87%	1.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$65,682	$55,354	$39,463	$40,779	$39,953
Ratio of gross expenses before voluntary expense limitation to average net assets	0.78%	0.82%	0.87%	0.87%	0.83%
Ratio of net investment income to average net assets (a)	2.73%	3.06%	4.00%	2.89%	2.59%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	28%	50%	47%	30%	31%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |57

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$4.72	$5.17	$5.16	$5.13	$5.17
Income from investment operations
Net investment income (a)	0.33	0.27	0.22	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.42	(0.45)	0.01	0.03	(0.04)
Total from investment operations	0.75	(0.18)	0.23	0.22	0.12

Distributions
Net investment income	(0.33)	(0.27)	(0.22)	(0.19)	(0.16)
Net realized gain	(0.01)	—	—	—	—
Total distributions	(0.34)	0.27)	(0.22)	(0.19)	(0.16)
NET ASSET VALUE, END OF YEAR	$5.13	$4.72	$5.17	$5.16	$5.13
TOTAL RETURN	16.38%	(3.52)%	4.62%	4.38%	2.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$246,420	$204,332	$228,591	$208,482	$199,441
Ratio of gross expenses before voluntary expense limitation to average net assets	0.83%	0.81%	0.82%	0.84%	0.83%
Ratio of net investment income to average net assets (a)	6.62%	5.49%	4.33%	3.71%	3.04%
Ratio of expenses to average net assets (a)	0.80%	0.80%	0.80%	0.80%	0.80%
Portfolio turnover rate	52%	56%	41%	40%	34%
(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

The accompanying notes are an integral part of these financial statements.
58 | Financial Highlights

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$6.64	$10.94	$10.57	$9.30	$9.03
Income from investment operations
Net investment income	0.11	0.17	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.60	(4.25)	0.37	1.27	0.27
Total from investment operations	1.71	(4.08)	0.52	1.40	0.38

Distributions
Net investment income	(0.11)	(0.22)	(0.15)	(0.13	(0.11)
Net realized gain	—	—	—	—	—
Total distributions	(0.11)	(0.22)	(0.15)	(0.13)	(0.11)
NET ASSET VALUE, END OF YEAR	$8.24	$6.64	$10.94	$10.57	$9.30
TOTAL RETURN	25.83%	(37.41)%	4.91%	15.01%	4.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$51,847	$39,786	$62,332	$56,508	$47,547
Ratio of gross expenses before voluntary expense limitation to average net assets	0.75%	0.59%	0.64%	0.68%	0.64%
Ratio of net investment income to average net assets	1.66%	1.82%	1.44%	1.32%	1.25%
Ratio of expenses to average net assets	0.75%	0.59%	0.64%	0.68%	0.64%
Portfolio turnover rate (a)	N/A	N/A	N/A	N/A	N/A

(a) See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |59

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$22.03	$35.48	$35.94	$32.78	$30.44
Income from investment operations
Net investment income	0.40	0.59	0.83	0.57	0.42
Net realized and unrealized gain (loss) on investments	5.49	(13.45)	0.37	5.25	2.90
Total from investment operations	5.89	(12.86)	1.20	5.82	3.32

Distributions
Net investment income	(0.40)	(0.59)	(0.83)	(0.57)	(0.42)
Net realized gain	—	—	(0.83)	(2.09)	(0.56)
Total distributions	(0.40)	(0.59)	(1.66)	(2.66)	(0.98)
NET ASSET VALUE, END OF YEAR	$27.52	$22.03	$35.48	$35.94	$32.78
TOTAL RETURN	26.98%	(36.43)%	3.25%	17.82%	10.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$497,076	$422,740	$723,406	$649,478	$469,598
Ratio of net investment income to average net assets	1.71%	1.96%	2.23%	1.68%	1.33%
Ratio of expenses to average net assets	0.80%	0.70%	0.66%	0.71%	0.76%
Portfolio turnover rate	3%	6%	4%	13%	8%

The accompanying notes are an integral part of these financial statements.
60 | Financial Highlights

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009		2008		2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$3.31		$5.87		$5.22	$5.06	$5.44
Income from investment operations
Net investment loss	—	(a)	(0.03)		(0.05)	(0.07	(0.06)
Net realized and unrealized gain (loss) on investments	1.71		(2.37)		0.91	0.35	0.04
Total from investment operations	1.71		(2.40)		0.86	0.28	(0.02)

Distributions
Net investment income	—		—		—	—	—
Net realized gain	—		(0.16)		(0.21)	(0.12)	(0.36)
Total distributions	—		(0.16)		(0.21)	(0.12)	(0.36)
NET ASSET VALUE, END OF YEAR	$5.02		$3.31		$5.87	$5.22	$5.06
TOTAL RETURN	51.66%		(40.93)%		17.55%	5.48%	0.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$19,059		$6,707		$9,001	$6,776	$6,851
Ratio of gross expenses before voluntary expense limitation to average net assets	1.74%		1.30%		1.26%	1.50%	1.43%
Ratio of net investment income (loss) to average net assets	(0.09	)%(b)	(0.61	)%(b)	(0.93)%	(1.16)%	(1.07)%
Ratio of expenses to average net assets	0.95	%(b)	0.93	%(b)	1.26%	1.50%	1.43%
Expense ratio of underlying exchange traded fund	N/A		0.18	%(c)	0.20%	0.20%	0.20%
Effective expense ratio	0.95%		1.11%		1.46%	1.70%	1.63%
Portfolio turnover rate	66%		96	%(d)	19%	27%	26%

(a)	Less than $0.01 per share.
(b)
Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.

(c)
On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchage traded fund is prorated for January 1, 2008 to December 4, 2008.

(d)
The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |61

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.81	$18.16	$19.06	$17.00	$15.69
Income from investment operations
Net investment income	0.10	0.11	0.19	0.23	0.05
Net realized and unrealized gain (loss) on investments	5.23	(6.35)	0.06	2.60	1.44
Total from investment operations	5.33	(6.24)	0.25	2.83	1.49

Distributions
Net investment income	(0.10)	(0.11)	(0.19)	(0.23	(0.05)
Net realized gain	—	—	(0.96)	(0.54)	(0.13)
Total distributions	(0.10)	(0.11)	(1.15)	(0.77)	(0.18)
NET ASSET VALUE, END OF YEAR	$17.04	$11.81	$18.16	$19.06	$17.00
TOTAL RETURN	45.10%	(34.33)%	1.36%	16.69%	9.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$65,833	$45,041	$66,910	$63,515	$47,871
Ratio of gross expenses before voluntary expense limitation to average net assets	1.23%	1.25%	1.19%	1.23%	1.30%
Ratio of net investment income (loss) to average net assets	0.71%	0.73%	0.99%	1.29%	0.34%
Ratio of expenses to average net assets	1.23%	1.25%	1.19%	1.23%	1.30%
Portfolio turnover rate	9%	26%	18%	5%	9%

The accompanying notes are an integral part of these financial statements.
62 | Financial Highlights

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2009		2008		2007		2006		2005

NET ASSET VALUE, BEGINNING OF YEAR	$5.90		$9.84		$9.72		$7.79		$9.48
Income from investment operations
Net investment income	0.18	(a)	0.23	(a)	0.36	(a)	0.05	(a)	0.36
Net realized and unrealized gain (loss) on investments	1.35		(3.68)		0.44		1.96		1.00
Total from investment operations	1.53		(3.45)		0.80		2.01		1.36

Distributions
Net investment income	(0.16)		(0.37)		(0.29)		(0.07)		(0.16)
Net realized gain	—		(0.12)		(0.39)		(0.01)		(2.89)
Total distributions	(0.16)		(0.49)		(0.68)		(0.08)		(3.05)
NET ASSET VALUE, END OF YEAR	$7.27		$5.90		$9.84		$9.72		$7.79
TOTAL RETURN	25.93%		(35.43)%		8.21%		25.79%		14.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$122,920		$92,716		$140,971		$91,903		$13,081
Ratio of gross expenses before voluntary expense limitation to average net assets	1.06%		1.01%		1.00%		1.04	%(b)	1.21	%(c,d)
Ratio of net investment income to average net assets	2.23	%(a)	2.73	%(a)	2.81	%(a)	0.95	%(a) 3.76%
Ratio of expenses to average net assets	0.99	%(a)	0.98	%(a)	0.99	%(a)	0.99	%(a,b) 1.21		%(c,d)
Portfolio turnover rate	47%		25%		22%		55%		1%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)
Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005 through June 11, 2006.

(c)
Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)
Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005 through June 11, 2006.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |63

Notes to Financial Statements

1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (“the Act”) as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2009, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2009, the Stock Index Fund’s investment constituted 2.54% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short term debt instruments (with the exception of commercial paper), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper is valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Directors of the Master Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in the Appendix of this report.

The International Value Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities. The Funds adopted Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), (formerly known as FAS 157), effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. The three-tier hierarchy of inputs is summarized below:

• Level 1—quoted prices in active markets for identical investments;
• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

64 | Notes to Financial Statements

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009:

	Level 1	Level 2	Level 3		Total
Daily Income Fund
Commercial Paper	$—	$118,390,261		$—	$118,390,261
Corporate Notes	$—	$47,780,576		$—	$47,780,576
U.S. Government Agency Obligations	$—	$11,913,434		$—	$11,913,434
Certificates of Deposit	$—	$3,189,967		$—	$3,189,967
Cash Equivalents	$9,533,682	$—		$—	$9,533,682
	$9,533,682	$181,274,238		$—	$190,807,920

Short-Term Government Securities Fund
U.S. Government Agency Obligations	$—	$39,468,185		$—	$39,468,185
Corporate Bonds	$—	$12,216,116		$—	$12,216,116
Mortgage Backed Securities	$—	$4,980,244		$—	$4,980,244
Municipal Bonds	$—	$4,592,218		$—	$4,592,218
Asset Backed Securities	$—	$2,938,031		$—	$2,938,031
Cash Equivalents	$970,328	$—		$—	$970,328
	$970,328	$64,194,794		$—	$65,165,122

Short-Term Bond Fund
Corporate Bonds	$—	$89,098,318		$—	$89,098,318
Asset Backed Securities	$—	$61,088,139		$9,239	$61,097,378
Mortgage Backed Securities	$—	$42,891,612		$—	$42,891,612
Municipal Bonds	$—	$27,913,772		$—	$27,913,772
U.S. Government Agency Obligations	$—	$9,105,178		$—	$9,105,178
Yankee Bonds	$—	$8,966,184		$—	$8,966,184
Common Stock	$201,139	$—		$—	$201,139
Cash Equivalents	$5,898,307	$—		$—	$5,898,307
	$6,099,446	$239,063,203		$9,239	$245,171,888

Value Fund
Common Stocks	$483,792,925	$—		$—	$483,792,925
Cash Equivalents	$13,416,985	$—		$—	$13,416,985
	$497,209,910	$—		$—	$497,209,910

Growth Fund
Common Stocks	$18,620,029	$—		$—	$18,620,029
Cash Equivalents	$321,904	$—		$—	$321,904
	$18,941,933	$—	$	— $	18,941,933

Small-Company Fund
Common Stocks	$63,747,963	$—		$—	$63,747,963
Cash Equivalents	$2,090,524	$—		$—	$2,090,524
	$65,838,487	$—		$—	$65,838,487

International Value
Common Stocks	$2,572,385	$115,542,100		$—	$118,114,485
Cash Equivalents	$4,345,840	$—		$—	$4,345,840
	$6,918,225	$115,542,100		$—	$122,460,325

Short-Term Bond Fund—Level 3	Investments in Securities
Balance as of December 31, 2008	$104,071
Net purchase/(sale) at cost	(61,543)
Realized gain/(loss)	4
Change in unrealized appreciation/(depreciation)	(21,502)
Transfers out at market value	(11,934)
Accretion/(amortization)	143
Balance as of December 31, 2009	$9,239

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly.

Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis. The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statue of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per
Notes to Financial Statements | 65

share. Any taxable gain remaining at fiscal year end is distributed in the following year. The tax reclassifications for 2009 are as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Daily Income Fund	$—	$—	$—
Short-Term Gov. Securities Fund	$305	$1,690	$(1,995)
Short-Term Bond Fund	$16,180	$(11,298)	$(4,882)
Stock Index Fund	$(5,374)	$8,228	$(2,854)
Value Fund	$998	$—	$(998)
Growth Fund	$9,572	$—	$(9,572)
Small-Company Stock Fund	$169	$—	$(169)
International Value Fund	$780,653	$(780,653)	$—

Tax character of distributions paid in 2009 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$590,320	$—	$—	$590,320
Short-Term Gov. Securities Fund	$1,841,210	$3,735	$—	$1,844,945
Short-Term Bond Fund	$15,006,062	$162,276	$—	$15,168,338
Stock Index Fund	$714,688	$—	$—	$714,688
Value Fund	$7,270,604	$—	$—	$7,270,604
Growth Fund	$—	$—	$—	$—
Small-Company Stock Fund	$369,370	$—	$—	$369,370
International Value Fund	$2,633,996	$—	$—	$2,633,996

Tax character of distributions paid in 2008 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$3,593,464	$—	$—	$3,593,464
Short-Term Gov. Securities Fund	$1,532,754	$49,327	$—	$1,582,081
Short-Term Bond Fund	$12,209,670	$—	$—	$12,209,670
Stock Index Fund	$1,284,772	$—	$—	$1,284,772
Value Fund	$11,467,408	$650	$—	$11,468,058
Growth Fund	$—	$311,255	$—	$311,255
Small-Company Stock Fund	$434,597	$—	$—	$434,597
International Value Fund	$5,934,650	$1,197,857	$—	7,132,507

The tax character of distributable earnings/(accumulated losses) at December 31, 2009 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/Depreciation	Capital Loss Carryforward
Daily Income Fund	$—	$—	$—	$(69	)1
Short-Term Gov. Securities Fund	$—	$—	$1,217,557	$—
Short-Term Bond Fund	$—	$—	$(3,261,660)	$—
Stock Index Fund	$—	$—	$12,721,149	$(12,577,137	)2
Value Fund	$—	$—	$90,518,873	$(39,559,316	)3
Growth Fund	$—	$—	$4,055,706	$(2,135,549	)4
Small-Company Stock Fund	$—	$—	$15,525,445	$(2,426,465	)5
International Value Fund	$416,025	$—	$(2,053,982)	$(21,487,400	)6

1	Daily Income Fund: $48 expires in 2010, $21 expires in 2011
2	Stock Index Fund: $6,089,254 expires in 2010, $1,714,680 expires in 2012, $120,952 expires in 2013, $2,799,649 expires in 2016, and $1,852,602 expires in 2017.
3	Value Fund: $19,485,204 expires in 2016, $20,074,112 expires in 2017.
4	Growth Fund: $2,135,549 expires in 2017.
5	Small-Company Stock Fund: $1,360,004 expires in 2016, $1,066,461 expires in 2017.
6	International Value Fund: $4,403,644 expires in 2016, $17,083,756 expires in 2017.

The Short-Term Bond Fund utilized $134,284 of its capital loss carryforward.

At December 31, 2009, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$190,807,920	$—	$—	$—
Short-Term Government Securities Fund	$63,947,565	$1,292,811	$(75,254)	$1,217,557
Short-Term Bond Fund	$248,433,548	$8,070,906	$(11,332,566)	$(3,261,660)
Value Fund	$406,691,037	$127,429,456	$(36,910,583)	$90,518,873
Growth Fund	$14,886,227	$4,105,206	$(49,500)	$4,055,706
Small-Company Stock Fund	$50,313,045	$19,510,338	$(3,984,893)	$15,525,445
International Value Fund	$124,514,307	$10,129,871	$(12,183,853)	$(2,053,982)

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short term and U.S. Government securities, for the period ended December 31, 2009, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	9,640,504	7,288,435
Short-Term Bond Fund	107,474,924	102,197,866
Value Fund	12,872,996	38,014,003
Growth Fund	14,773,463	7,556,531
Small-Company Stock Fund	6,549,865	4,506,828
International Value Fund	55,062,946	44,854,028

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2009, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	19,453,213	8,461,528
Short-Term Bond Fund	2,922,149	2,756,000

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to the Appendix of this report.

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers

66 | Notes to Financial Statements

and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On January 27, 2009, RE Advisers voluntarily and temporarily reduced the expense limitation from 0.80% to 0.50%. Further, on August 14, 2009, RE Advisers agreed to waive additional fees or reimburse expenses, if necessary in order to assist the Daily Income Fund in maintaining a minimum yield.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2009, amounted to $507,542 for Daily Income Fund, $17,671 for Short-Term Government Securities Fund, $68,721 for Short-Term Bond Fund, $74,919 for Growth Fund, and $66,839 for International Value Fund. Additionally, RE Advisers reimbursed the Growth Fund $16,201.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 60 days of purchase.

On November 18, 2008, shareholders of the Nasdaq-100 Index Tracking Stock FundSM approved a change to the Fund’s investment objective effective December 5, 2008. On December 5, 2008, the Fund’s name was changed to the Growth Fund and T. Rowe PriceAssociates became the Fund’s subadvisor. At that time, the Fund sold its entire position of the Powershares QQQ Trust and began purchasing equity securities that meet the Fund’s investment strategy and objective.

On June 10, 2008 and December 22, 2008, RE Advisers made voluntary capital contributions to the Daily Income Fund in the amount of $54,636 and $143,145, respectively, to offset losses incurred due to the sale of securities prior to their maturity.

6. TREASURY’S TEMPORARY GUARANTEE PROGRAM The Board of Directors approved the Daily Income Fund’s participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guaranteed that shareholders in the Fund as of the close of business on September 19, 2008, would receive $1.00 for each fund share held. Shares not guaranteed under the program would be redeemed at net asset value per share. The guarantee applied only if a participating money market fund’s net asset value per share fell below $0.995 and the fund subsequently decided to liquidate.

In total, the Fund paid $69,357, equal to .040% of the net asset value of the Fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expired on September 18, 2009. The participation fees are paid directly by the Daily Income Fund. They were recognized in expenses ratably over the period of participation in the program.
Notes to Financial Statements | 67

7. CAPITAL SHARE TRANSACTIONS
As of December 31, 2009, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)

Year Ended December 31, 2009

In Dollars
Daily Income Fund	$101,761,928	$576,846	$102,338,774	$(92,849,909)	$9,488,865
Short-Term Government Securities Fund	$23,383,529	$1,769,456	$25,152,985	$(15,640,172)	$9,512,813
Short-Term Bond Fund	$38,088,888	$14,790,293	$52,879,181	$(28,980,761)	$23,898,420
Stock Index Fund	$6,553,284	$707,128	$7,260,412	$(5,076,489)	$2,183,923
Value Fund	$46,216,183	$6,799,280	$53,015,463	$(74,284,384)	$(21,268,921)
Growth Fund	$9,891,469	$—	$9,891,469	$(2,302,194)	$7,589,275
Small-Company Stock Fund	$9,853,844	$364,827	$10,218,671	$(8,910,978)	$1,307,693
International Value Fund	$19,187,376	$2,617,480	$21,804,856	$(13,543,385)	$8,261,471

In Shares
Daily Income Fund	101,761,928	576,846	102,338,774	(92,849,909)	9,488,865
Short-Term Government Securities Fund	4,438,229	335,942	4,774,171	(2,969,066)	1,805,105
Short-Term Bond Fund	7,632,499	2,973,697	10,606,196	(5,908,238)	4,697,958
Stock Index Fund	940,754	85,820	1,026,574	(726,240)	300,334
Value Fund	2,032,360	276,329	2,308,689	(3,436,541)	(1,127,852)
Growth Fund	2,395,768	—	2,395,768	(622,119)	1,773,649
Small-Company Stock Fund	717,015	21,410	738,425	(687,447)	50,978
International Value Fund	3,081,987	360,039	3,442,026	(2,231,281)	1,210,745

Year Ended December 31, 2008

In Dollars
Daily Income Fund	$122,968,084	$3,495,921	$126,464,005	$(93,772,214)	$32,691,791
Short-Term Government Securities Fund	$28,271,039	$1,506,445	$29,777,484	$(13,876,086)	$15,901,398
Short-Term Bond Fund	$34,971,815	$11,785,215	$46,757,030	$(50,765,454)	$(4,008,424)
Stock Index Fund	$9,027,934	$1,274,762	$10,302,696	$(8,063,925)	$2,238,771
Value Fund	$101,066,715	$10,249,005	$111,315,720	$(142,635,133)	$(31,319,413)
Growth Fund	$4,640,345	$311,089	$4,951,434	$(2,568,356)	$2,383,078
Small-Company Stock Fund	$13,539,331	$425,920	$13,965,251	$(11,918,655)	$2,046,596
International Value Fund	$28,064,273	$7,079,291	$35,143,564	$(25,232,925)	$9,910,639

In Shares
Daily Income Fund	122,968,084	3,495,921	126,464,005	(93,772,214)	32,691,791
Short-Term Government Securities Fund	5,456,374	290,036	5,746,410	(2,678,540)	3,067,870
Short-Term Bond Fund	6,931,629	2,378,344	9,309,973	(10,217,010)	(907,037)
Stock Index Fund	981,813	179,211	1,161,024	(868,386)	292,638
Value Fund	3,387,538	406,296	3,793,834	(4,995,803)	(1,201,969)
Growth Fund	984,789	91,348	1,076,137	(583,779)	492,358
Small-Company Stock Fund	832,793	36,047	868,840	(741,644)	127,196
International Value Fund	3,450,685	1,109,462	4,560,147	(3,179,418)	1,380,729

68 | Notes to Financial Statements

INDEPENDENT
Directors and Officers
(Unaudited)

Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Fund’s directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee Member of Compensation Committee	1990-Present	Of Counsel, Krooth & Altman LLP (law firm) (2007-Present) Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Chairman of Audit Committee Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Chairman of Compensation Committee Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None

Francis P. Lucier 4301 Wilson Boulevard Arlington, VA 22203 10/01/27	Director Member of Audit Committee Member of Compensation Committee	1997-Present	Retired (2006-Present) Chairman, GlaxoSmithKline Trust Investment Committee (1995-2006)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None
Directors and Officers | 69

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

Peter R. Morris1 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President	1990-Present	President and Director of RE Advisers Corporation (2002-Present) Vice President and Chief Investment Officer of NRECA (1988-Present) Vice President and Director of RE Investment Corporation (1990-Present)	8	RE Advisers Corporation RE Investment Corporation

Anthony M. Marinello2 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Vice President	1990-Present	Retired (2004-Present)	8	None

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present
Vice President of Management Advisory Services, NRECA
(2007-Present)

Chief Compliance Officer of RE Investment Corporation
(2005-Present)

Chief Compliance Officer, RE Advisers Corporation
(2005-Present)

Secretary, Homestead Funds, Inc.
(2005-2008)

Secretary, RE Advisers Corporation
(2005-2008)

Senior Director of Management Advisory Services, NRECA
(2000-2007)
				Not Applicable	Not Applicable

70 | Directors and Officers

INTERESTED
Directors and Officers
(Unaudited)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Kelly B. Whetstone 4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-present
Counsel and Director of Compliance of NRECA(2007-Present)

Secretary, RE Advisers Corporation
(2008-Present)

Secretary, RE Investment Corporation
(2008-Present)

Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)

Associate, Seward & Kissel LLP (law firm)
(2003-2005)
				Not Applicable	Not Applicable

Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present	Director, Daily Pricing, NRECA (2007-Present) Treasurer and Director of RE Investment Corporation (2007-Present) Manager Mutual Fund Accounting, NRECA (2000-2007)	Not Applicable	Not Applicable
1
Mr. Morris is a director who is an “interested person” of the Homestead Funds, within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris is the Vice President and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly owns RE Investment Corporation and RE Advisers Corporation.

2
Mr. Marinello is a director who is an “interested person” of the Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Marinello in the past provided consulting services as an independent contractor to NRECA. NRECA indirectly wholly-owns the Homestead Funds’ distributor, RE Investment Corporation, and the Homestead Funds’ Investment adviser, RE Advisers Corporation.

Directors and Officers | 71

Report of Independent Registered Public Accounting Firm

To the Board of Directors and shareholders of Homestead Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (comprising the Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2009, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 25, 2010

72 | Report of Independent Registered Public Accounting Firm

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio
December 31, 2009

	Shares	Value
COMMON STOCKS
(98.0% of portfolio)

CONSUMER DISCRETIONARY - 10.5%
Auto Components - 0.2%
The Goodyear Tire & Rubber Co. (a)	48,235	$680,114
Johnson Controls, Inc.	134,925	3,675,357
Total Auto Components		4,355,471

Automobiles - 0.4%
Ford Motor Co. (a)	666,371	6,663,710
Harley-Davidson, Inc. (b)	47,092	1,186,718
Total Automobiles		7,850,428

Distributors - 0.1%
Genuine Parts Co.	32,607	1,237,762
Total Distributors		1,237,762

Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (a)	25,934	1,571,082
DeVry, Inc.	12,640	717,067
H&R Block, Inc.	66,797	1,510,948
Total Diversified Consumer Services		3,799,097

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp. (a)	88,592	2,807,481
Darden Restaurants, Inc. (b)	28,429	997,005
International Game Technology	59,686	1,120,306
Marriott International, Inc. Class A (b)	50,560	1,377,760
McDonald's Corp.	218,280	13,629,403
Starbucks Corp. (a)	150,723	3,475,672
Starwood Hotels & Resorts Worldwide, Inc. (b)	37,947	1,387,722
Wyndham Worldwide Corp. (b)	35,154	709,056
Wynn Resorts Ltd.	13,971	813,531
Yum! Brands, Inc.	94,775	3,314,282
Total Hotels, Restaurants, & Leisure		29,632,218

Household Durables - 0.3%
Black & Decker Corp.	12,384	802,855
DR Horton, Inc.	54,843	596,143
Fortune Brands, Inc. (b)	30,227	1,305,806
Harman International Industries, Inc.	13,923	491,204
Leggett & Platt, Inc. (b)	30,830	628,932
Lennar Corp. Class A	31,059	396,624
Newell Rubbermaid, Inc. (b)	55,415	831,779
Pulte Homes, Inc. (a)	61,674	616,740
Whirlpool Corp. (b)	14,840	1,196,994
Total Household Durables		6,867,077

Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)	67,459	9,074,585
Expedia, Inc. (a)(b)	42,183	1,084,525
priceline.com, Inc. (a)(b)	8,793	1,921,270
Total Internet & Catalog Retail		12,080,380

Leisure Equipment & Products - 0.1%
Eastman Kodak Co. (a)(b)	53,284	224,858
Hasbro, Inc. (b)	25,455	816,087
Mattel, Inc.	72,074	1,440,039
Total Leisure Equipment & Products		2,480,984

Media - 2.8%
CBS Corp. Class B	136,762	1,921,506
Comcast Corp. Class A	577,537	9,737,274
DIRECTV Class A (a)	192,810	6,430,213
Gannett Co., Inc. (b)	48,072	713,869
Interpublic Group of Cos., Inc. (a)(b)	99,201	732,103
The McGraw-Hill Cos., Inc.	63,078	2,113,744
Meredith Corp.	6,969	214,994
The New York Times Co. Class A (a)	24,016	296,838
News Corp. Class A	456,111	6,244,160
Omnicom Group, Inc. (b)	62,915	2,463,122
Scripps Networks Interactive, Inc. Class A	17,681	733,762
Time Warner Cable, Inc.	71,444	2,957,067
Time Warner, Inc.	236,303	6,885,869
Viacom, Inc. Class B (a)	122,834	3,651,855
The Walt Disney Co. (b)	388,743	12,536,962
The Washington Post Co. Class B	1,262	555,654
Total Media		58,188,992

Multiline Retail - 1.9%
Big Lots, Inc. (a)	17,175	497,732
Family Dollar Stores, Inc.	28,451	791,791
JC Penney Co., Inc. (b)	47,931	1,275,444
Kohl's Corp. (a)(b)	61,604	3,322,304
Macy's, Inc.	84,900	1,422,924
Nordstrom, Inc. (b)	33,577	1,261,824
Sears Holdings Corp. (a)(b)	9,927	828,408
Target Corp. (b)	152,252	7,364,429
Wal-Mart Stores, Inc.	431,456	23,061,323
Total Multiline Retail		39,826,179

Specialty Retail - 1.9%
Abercrombie & Fitch Co. Class A	17,986	626,812
AutoNation, Inc. (a)(b)	19,167	367,048
AutoZone, Inc. (a)(b)	6,104	964,859
Bed Bath & Beyond, Inc. (a)(b)	53,402	2,062,919
Best Buy Co., Inc.	68,559	2,705,338
GameStop Corp. (a)(b)	33,806	741,704
The Gap, Inc.	96,646	2,024,734
The Home Depot, Inc.	344,013	9,952,296
Limited Brands, Inc.	54,571	1,049,946
Lowe's Cos., Inc.	297,916	6,968,255
O'Reilly Automotive, Inc. (a)(b)	27,733	1,057,182

The accompanying notes are an integral part of these financial statements.

73 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS - continued)

Office Depot, Inc. (a)(b)	56,955	$367,360
RadioShack Corp. (b)	24,694	481,533
Ross Stores, Inc. (b)	24,846	1,061,173
The Sherwin-Williams Co. (b)	18,925	1,166,726
Staples, Inc.	145,520	3,578,337
TJX Cos., Inc.	85,076	3,109,528
Tiffany & Co.	25,327	1,089,061
Total Specialty Retail		39,374,811

Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	64,329	2,349,938
NIKE, Inc. Class B	78,843	5,209,157
Polo Ralph Lauren Corp.	11,591	938,639
VF Corp. (b)	18,052	1,322,129
Total Textiles, Apparel, & Luxury Goods		9,819,863
Total Consumer Discretionary		215,513,262

CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Brown-Forman Corp. (b)	22,343	1,196,915
The Coca-Cola Co.	468,532	26,706,324
Coca-Cola Enterprises, Inc.	64,362	1,364,474
Constellation Brands, Inc. (a)	40,667	647,825
Dr Pepper Snapple Group, Inc.	50,652	1,433,452
Molson Coors Brewing Co. (b)	31,860	1,438,798
Pepsi Bottling Group, Inc.	29,210	1,095,375
PepsiCo, Inc.	315,563	19,186,230
Total Beverages		53,069,393

Food & Staples Retailing - 1.5%
CVS Caremark Corp.	285,398	9,192,670
Costco Wholesale Corp.	88,279	5,223,468
The Kroger Co.	131,983	2,709,611
SUPERVALU, Inc. (b)	43,040	547,038
Safeway, Inc.	82,562	1,757,745
Sysco Corp.	119,857	3,348,805
Walgreen Co. (b)	200,109	7,348,002
Whole Foods Market, Inc. (a)(b)	27,988	768,271
Total Food & Staples Retailing		30,895,610

Food Products - 1.6%
Archer-Daniels-Midland Co. (b)	130,127	4,074,276
Campbell Soup Co.	38,652	1,306,438
ConAgra Foods, Inc.	89,353	2,059,587
Dean Foods Co. (a)	36,292	654,708
General Mills, Inc.	66,140	4,683,373
HJ Heinz Co.	63,337	2,708,290
The Hershey Co.	33,349	1,193,561
Hormel Foods Corp.	14,312	550,296
The J.M. Smucker Co.	23,730	1,465,328
Kellogg Co. (b)	51,553	2,742,620
Kraft Foods, Inc. Class A (a)	298,908	8,124,319
McCormick & Co., Inc. (b)	26,655	963,045
Sara Lee Corp. (b)	140,064	1,705,980
Tyson Foods, Inc. Class A	62,224	763,488
Total Food Products		32,995,309

Household Products - 2.5%
Colgate-Palmolive Co.	100,604	8,264,619
The Clorox Co.	28,426	1,733,986
Kimberly-Clark Corp.	84,098	5,357,883
The Procter & Gamble Co.	590,720	35,815,354
Total Household Products		51,171,842

Personal Products - 0.3%
Avon Products, Inc.	86,698	2,730,987
The Estee Lauder Cos., Inc. Class A	24,028	1,161,994
Mead Johnson Nutrition Co.	40,873	1,786,150
Total Personal Products		5,679,131

Tobacco - 1.5%
Altria Group, Inc.	419,309	8,231,036
Lorillard, Inc.	32,582	2,614,054
Philip Morris International, Inc.	385,177	18,561,679
Reynolds American, Inc. (b)	34,302	1,816,977
Total Tobacco		31,223,746
Total Consumer Staples		205,035,031

ENERGY - 11.3%
Energy Equipment & Services - 1.8%
BJ Services Co.	59,107	1,099,390
Baker Hughes, Inc. (b)	62,760	2,540,525
Cameron International Corp. (a)(b)	48,905	2,044,229
Diamond Offshore Drilling, Inc. (b)	14,037	1,381,521
FMC Technologies, Inc. (a)(b)	24,849	1,437,266
Halliburton Co.	182,600	5,494,434
Nabors Industries Ltd. (a)	57,028	1,248,343
National Oilwell Varco, Inc.	84,757	3,736,936
Rowan Cos., Inc. (a)	23,256	526,516
Schlumberger Ltd.	242,854	15,807,367
Smith International, Inc. (b)	49,283	1,339,019
Total Energy Equipment & Services		36,655,546

Oil, Gas & Consumable Fuels - 9.5%
Anadarko Petroleum Corp. (b)	99,492	6,210,291
Apache Corp.	68,039	7,019,584
Cabot Oil & Gas Corp. (b)	20,684	901,616
Chesapeake Energy Corp. (b)	130,699	3,382,490
Chevron Corp.	405,646	31,230,685
ConocoPhillips	300,077	15,324,932
CONSOL Energy, Inc.	36,462	1,815,808

The accompanying notes are an integral part of these financial statements.

Appendix | 74

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS - continued)

Denbury Resources, Inc. (a)(b)	51,007	$754,904
Devon Energy Corp.	89,895	6,607,282
EOG Resources, Inc. (b)	51,103	4,972,322
El Paso Corp.	139,730	1,373,546
Exxon Mobil Corp.	959,709	65,442,557
Hess Corp.	58,490	3,538,645
Marathon Oil Corp.	143,362	4,475,762
Massey Energy Co. (b)	17,498	735,091
Murphy Oil Corp.	38,677	2,096,293
Noble Energy, Inc.	34,789	2,477,673
Occidental Petroleum Corp.	164,176	13,355,718
Peabody Energy Corp.	54,337	2,456,576
Pioneer Natural Resources Co. (b)	22,944	1,105,212
Range Resources Corp. (b)	31,786	1,584,532
Southwestern Energy Co. (a)	69,361	3,343,200
Spectra Energy Corp. (b)	131,402	2,695,055
Sunoco, Inc. (b)	23,728	619,301
Tesoro Corp. (b)	28,979	392,665
Valero Energy Corp.	114,054	1,910,404
The Williams Cos., Inc.	118,051	2,488,515
XTO Energy, Inc.	117,493	5,466,949
Total Oil, Gas, & Consumable Fuels		193,777,608
Total Energy		230,433,154

FINANCIALS - 14.1%
Capital Markets - 2.7%
Ameriprise Financial, Inc.	51,023	1,980,713
The Bank of New York Mellon Corp.	243,747	6,817,604
The Charles Schwab Corp.	191,517	3,604,350
E*TRADE Financial Corp. (a)	300,715	526,251
Federated Investors, Inc. Class B	18,116	498,190
Franklin Resources, Inc.	30,205	3,182,097
The Goldman Sachs Group, Inc.	103,967	17,553,788
Invesco Ltd.	85,763	2,014,573
Janus Capital Group, Inc.	36,685	493,413
Legg Mason, Inc.	32,929	993,139
Morgan Stanley (b)	275,087	8,142,575
Northern Trust Corp.	48,967	2,565,871
State Street Corp.	100,209	4,363,100
T Rowe Price Group, Inc.	51,669	2,751,374
Total Capital Markets		55,487,038

Commercial Banks - 2.7%
BB&T Corp.	139,348	3,535,259
Comerica, Inc.	30,769	909,839
Fifth Third Bancorp	161,628	1,575,873
First Horizon National Corp. (a)	43,391	581,433
Huntington Bancshares, Inc.	145,740	531,951
KeyCorp	178,242	989,243
M&T Bank Corp. (b)	16,746	1,120,140
Marshall & Ilsley Corp.	102,859	560,582
PNC Financial Services Group, Inc. (c)	93,431	4,932,222
Regions Financial Corp.	241,386	1,276,932
SunTrust Banks, Inc.	101,510	2,059,638
US Bancorp	386,966	8,710,605
Wells Fargo & Co.	1,032,356	27,863,288
Zions BanCorp. (b)	26,383	338,494
Total Commercial Banks		54,985,499

Consumer Finance - 0.8%
American Express Co.	240,587	9,748,585
Capital One Financial Corp.	91,172	3,495,535
Discover Financial Services	108,882	1,601,654
SLM Corp. (a)	95,835	1,080,060
Total Consumer Finance		15,925,834

Diversified Financial Services - 4.2%
Bank of America Corp.	2,009,133	30,257,543
CME Group, Inc.	13,460	4,521,887
Citigroup, Inc.	3,935,405	13,026,191
IntercontinentalExchange, Inc. (a)	14,838	1,666,307
JPMorgan Chase & Co.	796,752	33,200,656
Leucadia National Corp. (a)	38,525	916,510
Moody's Corp. (b)	39,532	1,059,458
The NASDAQ OMX Group, Inc. (a)	28,872	572,243
NYSE Euronext	51,778	1,309,983
Total Diversified Financial Services		86,530,778

Insurance - 2.4%
Aon Corp.	54,848	2,102,872
Aflac, Inc. (b)	94,768	4,383,020
The Allstate Corp. (b)	107,743	3,236,600
American International Group, Inc. (a)(b)	27,346	819,833
Assurant, Inc.	22,944	676,389
Chubb Corp. (b)	69,225	3,404,485
Cincinnati Financial Corp. (b)	32,753	859,439
Genworth Financial, Inc. Class A (a)	97,673	1,108,588
Hartford Financial Services Group, Inc.	77,795	1,809,512
Lincoln National Corp.	61,225	1,523,278
Loews Corp.	73,192	2,660,529
Marsh & McLennan Cos., Inc.	106,611	2,353,971
MetLife, Inc.	165,750	5,859,262
Principal Financial Group, Inc.	64,851	1,559,018
The Progressive Corp. (a)(b)	135,129	2,430,971
Prudential Financial, Inc.	93,389	4,647,037
Torchmark Corp.	16,467	723,725
The Travelers Cos., Inc.	110,621	5,515,563
Unum Group	67,469	1,316,995

The accompanying notes are an integral part of these financial statements.

75 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS - continued)

XL Capital Ltd. Class A	68,064	$1,247,613
Total Insurance		48,238,700

Real Estate Investment Trusts (REITs) - 1.2%
Apartment Investment & Management Co.	24,068	383,162
AvalonBay Communities, Inc.	16,301	1,338,475
Boston Properties, Inc.	27,755	1,861,528
Equity Residential (b)	55,502	1,874,857
HCP, Inc. (b)	59,581	1,819,604
Health Care REIT, Inc. (b)	24,531	1,087,214
Host Hotels & Resorts, Inc. (a)(b)	128,396	1,498,381
Kimco Realty Corp.	79,617	1,077,218
Plum Creek Timber Co., Inc. (b)	32,626	1,231,958
ProLogis	94,194	1,289,516
Public Storage	27,586	2,246,880
Simon Property Group, Inc.	58,106	4,636,859
Ventas, Inc. (b)	31,855	1,393,338
Vornado Realty Trust	31,820	2,225,491
Total Real Estate Investment Trusts (REITs)		23,964,481

Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc. Class A (a)	52,965	718,735
Total Real Estate Management & Development		718,735

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	94,054	1,291,361
People's United Financial, Inc. (b)	69,207	1,155,757
Total Thrifts & Mortgage Finance		2,447,118
Total Financials		288,298,183

HEALTHCARE - 12.4%
Biotechnology - 1.5%
Amgen, Inc. (a)	204,747	11,582,538
Biogen Idec, Inc. (a)	58,567	3,133,335
Celgene Corp. (a)	93,033	5,180,077
Cephalon, Inc. (a)(b)	15,137	944,700
Genzyme Corp. (a)(b)	53,824	2,637,914
Gilead Sciences, Inc. (a)	182,107	7,881,591
Total Biotechnology		31,360,155

Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	122,009	7,159,488
Becton Dickinson & Co. (b)	48,046	3,788,907
Boston Scientific Corp. (a)	306,299	2,756,691
CR Bard, Inc.	19,564	1,524,036
CareFusion Corp. (a)	34,979	874,825
DENTSPLY International, Inc. (b)	30,794	1,083,025
Hospira, Inc. (a)(b)	32,908	1,678,308
Intuitive Surgical, Inc. (a)	7,664	2,324,644
Medtronic, Inc. (b)	223,926	9,848,265
St Jude Medical, Inc. (a)	67,802	2,493,758
Stryker Corp.	57,254	2,883,884
Varian Medical Systems, Inc. (a)(b)	24,715	1,157,898
Zimmer Holdings, Inc. (a)	43,199	2,553,493
Total Health Care Equipment & Supplies		40,127,222

Health Care Providers & Services - 2.1%
Aetna, Inc.	87,892	2,786,176
AmerisourceBergen Corp. (b)	58,570	1,526,920
CIGNA Corp.	55,622	1,961,788
Cardinal Health, Inc.	73,639	2,374,121
Coventry Health Care, Inc. (a)(b)	30,271	735,283
DaVita, Inc. (a)	20,804	1,222,027
Express Scripts, Inc. (a)	55,633	4,809,473
Humana, Inc. (a)	33,875	1,486,774
Laboratory Corp. of America Holdings (a)(b)	21,584	1,615,347
McKesson Corp. (b)	54,306	3,394,125
Medco Health Solutions, Inc. (a)	96,509	6,167,890
Patterson Cos., Inc. (a)(b)	18,873	528,066
Quest Diagnostics, Inc. (b)	31,071	1,876,067
Tenet Healthcare Corp. (a)	89,297	481,311
UnitedHealth Group, Inc.	235,157	7,167,585
WellPoint, Inc. (a)	92,795	5,409,021
Total Health Care Providers & Services		43,541,974

Health Care Technology - 0.0%
IMS Health, Inc.	35,916	756,391
Total Health Care Technology		756,391

Life Sciences Tools & Services - 0.4%
Life Technologies Corp. (a)	35,755	1,867,484
Millipore Corp. (a)(b)	11,124	804,821
PerkinElmer, Inc.	22,859	470,667
Thermo Fisher Scientific, Inc. (a)	82,714	3,944,631
Waters Corp. (a)	19,285	1,194,898
Total Life Sciences Tools & Services		8,282,501

Pharmaceuticals - 6.3%
Abbott Laboratories	312,810	16,888,612
Allergan, Inc.	62,303	3,925,712
Bristol-Myers Squibb Co.	346,235	8,742,434
Eli Lilly & Co.	204,631	7,307,373
Forest Laboratories, Inc. (a)	60,372	1,938,545
Johnson & Johnson	557,840	35,930,474
King Pharmaceuticals, Inc. (a)	50,653	621,512
Merck & Co., Inc.	617,644	22,568,712
Mylan, Inc. (a)(b)	61,932	1,141,407
Pfizer, Inc.	1,631,597	29,678,749

The accompanying notes are an integral part of these financial statements.

Appendix | 76

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS - continued)

Watson Pharmaceuticals, Inc. (a)	21,716	$860,171
Total Pharmaceuticals		129,603,701
Total Health Care		253,671,944

INDUSTRIALS - 10.0%
Aerospace & Defense - 2.7%
The Boeing Co.	147,030	7,958,734
General Dynamics Corp.	78,111	5,324,827
Goodrich Corp. (b)	25,169	1,617,108
Honeywell International, Inc.	153,737	6,026,490
ITT Corp. (b)	36,867	1,833,765
L-3 Communications Holdings, Inc.	23,555	2,048,107
Lockheed Martin Corp.	64,769	4,880,344
Northrop Grumman Corp. (b)	63,578	3,550,831
Precision Castparts Corp.	28,524	3,147,623
Raytheon Co.	77,628	3,999,395
Rockwell Collins, Inc.	31,429	1,739,909
United Technologies Corp.	189,633	13,162,427
Total Aerospace & Defense		55,289,560

Air Freight & Logistics - 1.0%
CH Robinson Worldwide, Inc.	34,058	2,000,226
Expeditors International of Washington, Inc.	43,037	1,494,675
FedEx Corp. (b)	63,274	5,280,215
United Parcel Service, Inc. Class B (b)	200,829	11,521,560
Total Air Freight & Logistics		20,296,676

Airlines - 0.1%
Southwest Airlines Co. (b)	150,333	1,718,306
Total Airlines		1,718,306

Building Products - 0.0%
Masco Corp.	71,148	982,554
Total Building Products		982,554

Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	23,083	842,299
Cintas Corp. (b)	25,888	674,382
Iron Mountain, Inc. (a)	36,926	840,436
Pitney Bowes, Inc.	42,240	961,383
R.R.Donnelley & Sons Co.	40,990	912,847
Republic Services, Inc.	65,120	1,843,547
Stericycle, Inc. (a)(b)	17,183	947,986
Waste Management, Inc. (b)	99,243	3,355,406
Total Commercial Services & Supplies		10,378,286

Construction & Engineering - 0.2%
Fluor Corp.	36,383	1,638,690
Jacobs Engineering Group, Inc. (a)(b)	25,372	954,241
Quanta Services, Inc. (a)	41,459	864,006
Total Construction & Engineering		3,456,937

Electrical Equipment - 0.5%
Emerson Electric Co. (b)	152,245	6,485,637
First Solar, Inc. (a)(b)	9,839	1,332,201
Rockwell Automation, Inc. (b)	28,643	1,345,648
Roper Industries, Inc.	18,408	964,027
Total Electrical Equipment		10,127,513

Industrial Conglomerates - 2.2%
3M Co. (b)	142,857	11,809,988
General Electric Co.	2,152,761	32,571,274
Textron, Inc. (b)	54,796	1,030,713
Total Industrial Conglomerates		45,411,975

Machinery - 1.6%
Caterpillar, Inc. (b)	126,026	7,182,222
Cummins, Inc.	40,365	1,851,139
Danaher Corp.	52,761	3,967,627
Deere & Co.	85,653	4,632,971
Dover Corp.	37,889	1,576,561
Eaton Corp.	33,705	2,144,312
Flowserve Corp.	11,217	1,060,343
Illinois Tool Works, Inc.	78,159	3,750,851
PACCAR, Inc. (b)	72,921	2,644,845
Pall Corp.	23,982	868,148
Parker Hannifin Corp.	32,117	1,730,464
Snap-On, Inc. (b)	11,836	500,189
The Stanley Works (b)	16,479	848,833
Total Machinery		32,758,505

Professional Services - 0.1%
Dun & Bradstreet Corp. (b)	10,510	886,729
Equifax, Inc.	24,910	769,470
Monster Worldwide, Inc. (a)(b)	26,159	455,166
Robert Half International, Inc. (b)	30,282	809,438
Total Professional Services		2,920,803

Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	53,075	5,234,256
CSX Corp.	79,577	3,858,689
Norfolk Southern Corp.	74,613	3,911,213
Ryder System, Inc. (b)	11,550	475,514
Union Pacific Corp. (b)	102,124	6,525,724
Total Road & Rail		20,005,396

Trading Companies & Distributors - 0.1%
Fastenal Co. (b)	26,957	1,122,489
WW Grainger, Inc. (b)	12,661	1,225,965
Total Trading Companies & Distributors		2,348,454
Total Industrials		205,694,965

The accompanying notes are an integral part of these financial statements.

77 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS - continued)

INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 2.5%
Cisco Systems, Inc. (a)	1,163,163	$27,846,122
Harris Corp.	26,220	1,246,761
JDS Uniphase Corp. (a)	43,679	360,352
Juniper Networks, Inc. (a)	106,277	2,834,407
Motorola, Inc. (a)(b)	467,653	3,628,987
QUALCOMM, Inc.	337,823	15,627,692
Tellabs, Inc. (a)	74,485	423,075
Total Communications Equipment		51,967,396

Computers & Peripherals - 5.8%
Apple, Inc. (a)	182,102	38,398,028
Dell, Inc. (a)	348,681	5,007,059
EMC Corp. (a)	411,514	7,189,150
Hewlett-Packard Co.	479,443	24,696,109
International Business Machines Corp.	265,591	34,765,862
Lexmark International, Inc. (a)(b)	15,437	401,053
NetApp, Inc. (a)	68,857	2,367,992
QLogic Corp. (a)(b)	23,644	446,162
SanDisk Corp. (a)(b)	45,450	1,317,595
Sun Microsystems, Inc. (a)	153,364	1,437,021
Teradata Corp. (a)	34,341	1,079,338
Western Digital Corp. (a)	45,619	2,014,079
Total Computers & Peripherals		119,119,448

Electronic Equipment, Instruments & Components - 0.6%
Agilent Technologies, Inc. (a)(b)	69,754	2,167,257
Amphenol Corp. Class A (b)	34,499	1,593,164
Corning, Inc. (b)	313,469	6,053,086
FLIR Systems, Inc. (a)	30,495	997,796
Jabil Circuit, Inc.	39,243	681,651
Molex, Inc. (b)	28,010	603,616
Total Electronic Equipment, Instruments, & Components		12,096,570

IT Services - 1.6%
Affiliated Computer Services, Inc. (a)	19,885	1,186,936
Automatic Data Processing, Inc.	101,987	4,367,083
Cognizant Technology Solutions Corp. (a)	59,772	2,707,672
Computer Sciences Corp. (a)	31,043	1,785,904
Fidelity National Information Services, Inc.	65,404	1,533,070
Fiserv, Inc. (a)	31,116	1,508,504
Mastercard, Inc. Class A	19,443	4,977,019
Paychex, Inc. (b)	65,259	1,999,536
SAIC, Inc. (a)	60,876	1,152,991
Total System Services, Inc. (b)	39,638	684,548
Visa, Inc. Class A (b)	90,315	7,898,950
The Western Union Co.	140,358	2,645,748
Total IT Services		32,447,961

Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)(b)	34,970	885,790
eBay, Inc. (a)	227,759	5,361,447
Google, Inc. Class A (a)	48,754	30,226,505
VeriSign, Inc. (a)	37,990	920,877
Yahoo!, Inc. (a)	241,273	4,048,561
Total Internet Software & Services		41,443,180

Office Electronics - 0.1%
Xerox Corp.	175,551	1,485,161
Total Office Electronics		1,485,161

Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc. (a)	114,752	1,110,799
Altera Corp.	58,815	1,330,984
Analog Devices, Inc.	58,347	1,842,598
Applied Materials, Inc.	269,951	3,763,117
Broadcom Corp. Class A (a)	87,311	2,745,931
Intel Corp.	1,116,636	22,779,375
KLA-Tencor Corp.	34,633	1,252,329
LSI Corp. (a)	133,993	805,298
Linear Technology Corp.	45,408	1,386,760
MEMC Electronic Materials, Inc. (a)(b)	44,573	607,084
Microchip Technology, Inc. (b)	36,416	1,058,249
Micron Technology, Inc. (a)	172,449	1,821,062
NVIDIA Corp. (a)(b)	111,702	2,086,593
National Semiconductor Corp. (b)	47,302	726,559
Novellus Systems, Inc. (a)(b)	19,918	464,886
Teradyne, Inc. (a)	35,964	385,894
Texas Instruments, Inc.	253,596	6,608,712
Xilinx, Inc. (b)	55,940	1,401,856
Total Semiconductors & Semiconductor Equipment		52,178,086

Software - 4.3%
Adobe Systems, Inc. (a)	105,336	3,874,258
Autodesk, Inc. (a)	46,621	1,184,640
BMC Software, Inc. (a)	37,049	1,485,665
CA, Inc.	79,267	1,780,337
Citrix Systems, Inc. (a)(b)	37,151	1,545,853
Compuware Corp. (a)	45,978	332,421
Electronic Arts, Inc. (a)(b)	66,073	1,172,796
Intuit, Inc. (a)	64,319	1,975,236
McAfee, Inc. (a)	31,920	1,294,994
Microsoft Corp.	1,561,737	47,617,361
Novell, Inc. (a)	71,638	297,298
Oracle Corp.	790,776	19,405,643
Red Hat, Inc. (a)	37,274	1,151,767
Salesforce.com, Inc. (a)(b)	22,290	1,644,333
The accompanying notes are an integral part of these financial statements.

Appendix | 78

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS - continued)

Symantec Corp. (a)	164,344	$2,940,114
Total Software		87,702,716
Total Information Technology		398,440,518

MATERIALS- 3.5%
Chemicals - 1.9%
Air Products & Chemicals, Inc. (b)	42,946	3,481,203
Airgas, Inc.	16,738	796,729
CF Industries Holdings, Inc.	9,918	900,356
The Dow Chemical Co.	231,515	6,396,759
EI du Pont de Nemours & Co.	182,947	6,159,825
Eastman Chemical Co.	14,579	878,239
Ecolab, Inc. (b)	48,186	2,148,132
FMC Corp. (b)	14,707	820,062
International Flavors & Fragrances, Inc.	16,256	668,772
Monsanto Co.	110,282	9,015,554
PPG Industries, Inc. (b)	33,965	1,988,311
Praxair, Inc.	62,125	4,989,259
Sigma-Aldrich Corp. (b)	24,499	1,237,934
Total Chemicals		39,481,135

Construction Materials - 0.1%
Vulcan Materials Co.	25,402	1,337,923
Total Construction Materials		1,337,923

Containers & Packaging - 0.2%
Ball Corp. (b)	19,117	988,349
Bemis Co., Inc.	21,885	648,890
Owens-Illinois, Inc. (a)	33,440	1,099,173
Pactiv Corp. (a)	27,082	653,760
Sealed Air Corp. (b)	32,383	707,892
Total Containers & Packaging		4,098,064

Metals & Mining - 1.1%
AK Steel Holding Corp. (b)	21,502	459,068
Alcoa, Inc.	197,558	3,184,635
Allegheny Technologies, Inc.	20,120	900,772
Cliffs Natural Resources, Inc.	26,041	1,200,230
Freeport-McMoRan Copper & Gold, Inc. (a)	86,633	6,955,764
Newmont Mining Corp.	99,263	4,696,132
Nucor Corp.	63,838	2,978,043
Titanium Metals Corp. (a)	17,881	223,870
United States Steel Corp. (b)	29,217	1,610,441
Total Metals & Mining		22,208,955

Paper & Forest Products - 0.2%
International Paper Co. (b)	86,789	2,324,210
MeadWestvaco Corp.	34,856	997,927
Weyerhaeuser Co. (b)	42,636	1,839,317
Total Paper & Forest Products		5,161,454
Total Materials		72,287,531

TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	1,193,106	33,442,761
CenturyTel, Inc.	60,486	2,190,198
Frontier Communications Corp. (b)	63,960	499,528
Qwest Communications International, Inc.	299,089	1,259,165
Verizon Communications, Inc.	574,455	19,031,694
Windstream Corp. (b)	89,095	979,154
Total Diversified Telecommunication Services		57,402,500

Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)(b)	80,673	3,485,880
MetroPCS Communications, Inc. (a)(b)	51,907	396,051
Sprint Nextel Corp. (a)	594,890	2,177,297
Total Wireless Telecommunication Services		6,059,228
Total Telecommunication Services		63,461,728

UTILITIES - 3.6%
Electric Utilities - 2.0%
Allegheny Energy, Inc.	34,178	802,499
American Electric Power Co., Inc.	96,796	3,367,533
Duke Energy Corp.	264,194	4,546,779
Edison International	65,300	2,271,134
Entergy Corp.	38,295	3,134,063
Exelon Corp.	133,458	6,522,093
FPL Group, Inc.	83,757	4,424,045
FirstEnergy Corp.	61,805	2,870,842
Northeast Utilities (b)	35,903	925,938
PPL Corp.	76,359	2,467,159
Pepco Holdings, Inc.	44,898	756,531
Pinnacle West Capital Corp. (b)	19,942	729,478
Progress Energy, Inc.	56,711	2,325,718
Southern Co. (b)	161,940	5,395,841
Total Electric Utilities		40,539,653

Gas Utilities - 0.1%
EQT Corp. (b)	26,666	1,171,171
Nicor, Inc.	9,098	383,026
Questar Corp. (b)	35,495	1,475,527
Total Gas Utilities		3,029,724

Independent Power Producers & Energy Traders - 0.2%
The AES Corp. (a)	133,507	1,776,978

The accompanying notes are an integral part of these financial statements.

79 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

	Shares	Value
(COMMON STOCKS - continued)

Constellation Energy Group, Inc. (b)	40,351	$1,419,145
Total Independent Power Producers & Energy Traders		3,196,123

Multi-Utilities - 1.3%
Ameren Corp.	47,362	1,323,768
CMS Energy Corp.	46,731	731,808
Centerpoint Energy, Inc.	78,306	1,136,220
Consolidated Edison, Inc. (b)	56,285	2,557,028
DTE Energy Co.	33,526	1,461,398
Dominion Resources, Inc. (b)	120,216	4,678,807
Integrys Energy Group, Inc. (b)	14,978	628,926
NiSource, Inc.	54,771	842,378
PG&E Corp.	74,545	3,328,434
Public Service Enterprise Group, Inc.	102,537	3,409,355
SCANA Corp. (b)	21,871	824,099
Sempra Energy	49,926	2,794,858
TECO Energy, Inc. (b)	43,695	708,733
Wisconsin Energy Corp.	23,221	1,157,102
Xcel Energy, Inc.	91,377	1,939,020
Total Multi-Utilities		27,521,934
Total Utilities		74,287,434
Total Long-Term Investments (Cost - $2,027,153,574) - 98.0%		2,007,123,750

SHORT-TERM INVESTMENTS
(11.1% of portfolio)
MONEY MARKET FUNDS - 10.8%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.19% (c)(d)(e)	195,914,609	195,914,609
BlackRock Cash Funds:
Prime, SL Agency Shares, 0.17% (c)(d)(e)	26,419,811	26,419,811
Total Money Market Funds		222,334,420

	Par (000)	Value
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bill, 0.05%, 03/18/10 (f)(g)	$6,600	$6,599,334
Total U.S. Treasury Obligations		6,599,334
Total Short-Term Investments (Cost $228,933,932)		228,933,754
TOTAL INVESTMENTS IN SECURITIES (Cost $2,256,087,506*)— 109.1%		2,236,057,504
LIABILITIES IN EXCESS OF OTHER ASSETS—(9.1)%		(186,995,517)
NET ASSETS— 100.00%		$2,049,061,987

*           The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,310,792,546
Gross unrealized appreciation	$385,421,597
Gross unrealized depreciation	(460,156,639)
Net unrealized depreciation	$(74,735,042)

(a)           Non-income earning security.
(b)           All or a portion of this security is on loan.
(c)           Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Loss	Income
BlackRock Cash Funds:
Institutional	$—	$84,791,5891	$—	$1,187,179
Prime	$—	$20,208,1651	$—	$213,248
PNC Financial Services Group	$5,608,784	$2,408,907	$(2,324,322)	$86,644

1	Represents net activity.
(d)	Represents the seven-day yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

The accompanying notes are an integral part of these financial statements.

Appendix | 80

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Net Unrealized Appreciation
745	S&P 500 Index	Chicago	March 2010	$41,373,575	$371,447

• Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 – price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)
• Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Level 1
Long-Term Investments1	$2,007,123,750
Short-Term Investments	222,334,420

Total Level 1	2,229,458,170

Level 2
Short-Term Investments	6,599,334

Level 3	—
Total	$2,236,057,504

1    See above Schedule of Investments for values in each sector and industry.

Valuation Inputs	Other Financial Instruments2
Level 1	$371,447
Level 2	—
Level 3	—
Total	$371,447

2    Other financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the financial instruments.

The accompanying notes are an integral part of these financial statements.

81 | Appendix

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio
December 31, 2009

ASSETS
Investments at value—unaffiliated(1)(2)	$2,008,790,862
Investments at value—affiliated(3)	227,266,642
Dividends receivable	2,711,447
Securities lending income receivable—affiliated	50,960
Interest receivable	185
Total assets	2,238,820,096

LIABILITIES
Collateral at value— securities loaned	188,855,594
Investments purchased payable	370,549
Margin variation payable	428,585
Investment advisory fees payable	82,338
Professional fees payable	21,043
Total liabilities	189,758,109
NET ASSETS	2,049,061,987

NET ASSETS CONSIST OF:
Investors’ capital	2,068,720,542
Net unrealized appreciation/depreciation	(19,658,555)
NET ASSETS	$2,049,061,987

(1) Investments at cost—unaffiliated	$2,026,395,032
(2) Securities loaned at value	$182,315,889
(3) Investments at cost—affiliated	$229,692,474

The accompanying notes are an integral part of these financial statements.

Appendix | 82

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio
For the Year Ended December 31, 2009

INVESTMENT INCOME
Securities lending—affiliated	$1,311,105
Income—affiliated	175,966
Dividends—unaffiliated	40,159,784
Interest	9,618
Total income	41,656,473

EXPENSES
Investment advisory	867,730
Professional	25,783
Independent Trustees	14,998
Total expenses	908,511
Less expense reductions	(40,781)
Total expenses after expense reductions	867,730
NET INVESTMENT INCOME	40,788,743

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(74,411,726)
Financial futures contracts	11,258,599
(63,153,127)
Net change in unrealized appreciation/depreciation on:
Investments	451,897,142
Financial futures contracts	40,020
451,937,162
NET REALIZED AND UNREALIZED GAIN	388,784,035
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$429,572,778

The accompanying notes are an integral part of these financial statements.

83 | Appendix

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Operations
Net investment income	$40,788,743	$55,448,050
Net realized loss	(63,153,127)	(142,694,921)
Net change in unrealized appreciation/depreciation	451,937,162	(937,962,325)
Net increase (decrease) in net assets resulting from operations	429,572,778	(1,025,209,196)
Capital Transactions
Proceeds from contributions	451,069,480	600,316,999
Value of withdrawals	(522,559,993)	(804,875,751)
Net decrease in net assets derived from capital transactions	(71,490,513)	(204,558,752)
Net Assets
Total increase (decrease) in net assets	358,082,265	(1,229,767,948)
Beginning of year	1,690,979,722	2,920,747,670
End of year	$2,049,061,987	$1,690,979,722

The accompanying notes are an integral part of these financial statements.

Appendix | 84

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	26.63%	(36.86)%	5.54%	15.75%	4.87%

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Total expenses after expense reductions	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.35%	2.32%	1.98%	1.93%	1.84%

Supplemental Data
Net assets, end of year (000)	$2,049,062	$1,690,980	$2,920,748	$2,727,449	$2,408,526
Portfolio turnover(1)	5%	8%	7%	14%	10%

(1) Portfolio turnover rates include in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

85 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio
December 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Master Investment Portfolio (“MIP”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The financial statements and these accompanying notes relate only to the S&P 500 Stock Master Portfolio (formerly the S&P 500 Index Master Portfolio) (the “Master Portfolio”). The Master Portfolio financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation of Investments: Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides transactional pricing information are valued via independent pricing services generally at the exchange closing price. If an exchange closing price is not available, the last traded price for that day is used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded will be used. In the event there are no sales on the day of valuation, the last bid price, if available, will be used as the value of the security.

Financial futures contracts traded on exchanges are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service.

Shares of open-end investment companies are valued at net asset value. Shares of exchange-traded funds are valued at their most recent closing price on the exchange on which they are primarily traded.

When market quotations are not readily available or are believed by the investment advisor to be unreliable, an investment is fair valued (“Fair Value Asset”) in accordance with the procedures approved by the Board. When determining the price for a Fair Value Asset, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the investment advisor deems relevant at the time of determination. The pricing of Fair Value Assets is subsequently reported to the Board.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver or deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Securities Lending: The Master Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined daily and any additional required collateral is delivered to the Master Portfolio. The Master Portfolio typically receives income on loaned securities but does not receive income on the collateral. The Master Portfolio may invest the cash collateral and retain the income earned from the investment of the cash collateral, net of any amount rebated to the borrower and fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with the cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under any applicable foreign tax laws, a withholding tax may be imposed on the interest, dividends and capital gains at various rates.

The Master Portfolio files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers

Appendix | 86

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statement and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Master Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several master portfolios are pro-rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS
The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect, their exposure to movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying securities, or if the counterparty does not perform under the contract.

Financial Futures Contracts: The Master Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to changes in the value of interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolio agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened versus the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets.

Value of Derivative Instruments as of December 31, 2009*

	Liability Derivatives Statement of Assets and Liabilities Location	Value
Equity Contracts**	Variation margin payable	$428,585

*           For the year ended December 31, 2009, the average number and notional amount of open futures contracts which is indicative of the year’s activity, was 876 and $41,617,155, respectively.
**         Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2009

	Net Realized Gain From Financial Futures Contracts	Net Change in Unrealized Appreciation on Financial Futures Contracts
Equity Contracts	$11,258,599	$40,020

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”) (the “Transaction”). The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not. BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly owned subsidiary of BlackRock.

Under the 1940 Act and upon completion of the Transaction on December 1, 2009, MIP’s investment advisory agreement with Barclays Global Fund Advisors (“BGFA”) was automatically terminated. The Board and investors of the Master Portfolio approved a new investment advisory agreement with BlackRock Fund Advisors (formerly BGFA) (“BFA”). The investment advisory fee rate for the Master Portfolio remained the same after the Transaction.

Pursuant to the investment advisory agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. BFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BFA may waive a portion of its investment advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, which is included in expense reductions in the Statement of Operations.

87 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)
December 31, 2009

MIP has entered into an administration services arrangement with BTC, which has agreed to provide general administration services. BTC is not entitled to compensation for providing administration services to the Master Portfolio so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or so long as BTC (or an affiliate) receives investment advisory fees from the Master Portfolio. BTC may delegate certain of its administration duties to sub-administrators.

Pursuant to an exemptive order issued by the SEC, the Master Portfolio has retained BTC as the securities lending agent for a fee based on a share of the net returns on investment of cash collateral. BFA may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loan, among other things, in a private investment company managed by BTC or its registered money market funds advised by BTC or its affiliates. The securities lending agent has voluntarily agreed to waive its fees for the period from December 1, 2009 through June 1, 2010. For the period from December 1, 2009 to December 31, 2009, the securities lending agent’s share of the income was earned by the Master Portfolio. The share of the income earned by the Master Portfolio on such investments is shown as “Securities lending—affiliated” on the Statements of Operations. For the year ended December 31, 2009, BTC received securities lending income of $1,231,460 from the Master Portfolio.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income—affiliated in the Statements of Operations.

Cross trades for the year ended December 31, 2009, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS
For the year ended December 31, 2009, purchases and sales of investments, excluding short-term securities for the Master Portfolio were $90,743,269 and $79,251,434, respectively.

5. MARKET AND CREDIT RISK
In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Master Portfolio may decline in response tocertain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master Portfolio’s Statements of Assets and Liabilities.

6. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Master Portfolio through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Appendix | 88

S&P 500 STOCK MASTER PORTFOLIO
Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2009, the results of each of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 24, 2010

89 | Appendix

S&P 500 STOCK MASTER PORTFOLIO
Proxy Results

A Special Meeting of Interestholders was held on November 20, 2009 for investors of record on September 30, 2009, to elect a Board of Trustees of MIP and to approve a new investment advisory agreement between BFA and MIP, on behalf of the Master Portfolio. Each vote represents one dollar of value of interests outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	38,494,117,194	21,217,012
Richard S. Davis	38,494,578,433	20,755,773
Ronald W. Forbes	38,493,655,954	21,678,251
Henry Gabbay	38,493,655,954	21,678,251
Dr. Matina Horner	38,494,117,194	21,217,012
Rodney D. Johnson	38,494,578,433	20,755,773
Herbert I. London	38,493,655,954	21,678,251
Cynthia A. Montgomery	38,490,888,518	24,445,688
Joseph P. Platt, Jr.	38,493,655,954	21,678,251
Robert C. Robb, Jr.	38,494,578,433	20,755,773
Toby Rosenblatt	38,495,039,672	20,294,533
Kenneth L. Urish	38,494,578,433	20,755,773
Frederick W. Winter	38,493,655,954	21,678,251

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes**
S&P 500 Stock Master Portfolio	872,647,472	—	3,746,831	186,620,074

*	Denotes Trust-wide proposal and voting results.
**
Broker non-votes are proxies received by the Master Portfolio from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

Appendix | 90

S&P 500 STOCK MASTER PORTFOLIO
Disclosure of Investment Advisory Agreement

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed a transaction whereby it acquired from Barclays Bank PLC (“Barclays”) the interests in BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, and certain affiliated companies, including BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A. (the “Transaction”).

Prior to the Transaction, BFA served as the investment advisor to the Master Portfolio pursuant to an investment advisory agreement with MIP (the “Previous Advisory Agreement”). Under the 1940 Act, the Transaction resulted in the automatic termination of the Previous Advisory Agreement. In order for the management of the Master Portfolio to continue uninterrupted, the Board of Trustees of MIP (the “Board”) approved interim and new investment advisory agreements (the “New Advisory Agreement”) with MIP, the latter of which was subsequently approved by the Master Portfolio’s investors.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT

At the in-person meeting held on September 3, 2009, after consideration of the factors discussed below, the Board of Trustees of MIP, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement between BFA and MIP, on behalf of the Master Portfolio after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process — At in-person meetings held on July 30, August 11 and September 3, 2009, the Board, including the Independent Trustees, discussed the Transaction and the New Advisory Agreement for MIP.

In preparation for their consideration of the New Advisory Agreement, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to BlackRock, BTC and BFA, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the September 3, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreement, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition and BFA provided materials and information about the Transaction. In addition, the Independent Trustees consulted with their independent legal counsel and fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 18-19, 2009, it had performed a full annual review of the Previous Advisory Agreement. At that time, the Board unanimously approved the selection of BFA and the continuance of the Previous Advisory Agreement based on its review of qualitative and quantitative information provided by BFA. In selecting BFA and approving the Previous Advisory Agreement for the Master Portfolio, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by BFA, the Master Portfolio’s expenses and performance, costs of services provided to the Master Portfolio and profits realized by BFA and its affiliates, economies of scale, fees and services provided for other comparable funds or accounts by BFA and its affiliates and other benefits to BFA and/or its affiliates.

91 | Appendix

S&P 500 STOCK MASTER PORTFOLIO
Disclosure of Investment Advisory Agreement (continued)

At the July, August and September 2009 Board meetings, the Trustees discussed with representatives of BTC, BFA and/or BlackRock the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding BFA and the Master Portfolio. At these Board meetings, representatives of BTC, BFA and/or BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of BFA in connection with the Transaction, including the anticipated senior management structure of BFA and portfolio management personnel for the Master Portfolio following the completion of the Transaction. The Independent Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive sessions with their independent legal counsel at the July, August and September 2009 Board meetings to consider the Transaction, its expected impact on BFA, the Master Portfolio and its investors, and the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, BTC, BFA and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•
that BFA and BlackRock have no present intention to alter the advisory fee rate and expense arrangements currently in effect for the Master Portfolio for a period of two years from the date of the closing of the Transaction;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;
•
that the Master Portfolio may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Master Portfolio will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;
•
that there is not expected to be any diminution in the nature, quality and extent of services provided to the Master Portfolio and its investors by BFA, including portfolio management and compliance services;

•	that it is expected that substantially all of the current employees of BFA will remain employees of BFA and will continue to provide services to the Master Portfolio following the Transaction;
•
that BlackRock has agreed to conduct its business after the closing of the Transaction in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Master Portfolio which, among other requirements, requires that no “unfair burden” be imposed for a period of two years following the closing;

•
 that Barclays or one of its affiliates has agreed to pay: (i) all costs of the Master Portfolio in connection with the consideration by the Board of the New Advisory Agreement; and (ii) all costs of seeking approval of the New Advisory Agreement by Master Portfolio investors; and

•
that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Master Portfolio investors.

Appendix | 92

S&P 500 STOCK MASTER PORTFOLIO
Disclosure of Investment Advisory Agreement (continued)

In approving BFA as adviser, approving the New Advisory Agreement for the Master Portfolio and recommending that investors approve the New Advisory Agreement, the Board, including the Independent Trustees, advised by its independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein. The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

The nature, extent and quality of services to be provided by BFA and its affiliates — The Board noted that the terms of the New Advisory Agreement will be substantially identical to the Previous Advisory Agreement and considered representations by BFA, BTC and BlackRock that there would be no diminution in the scope of services provided by BFA under the New Advisory Agreement as compared to the scope of services provided by BFA under the Previous Advisory Agreement. The Board took into account the breadth of Barclays’ and BlackRock’s combined asset management experience and the range of their asset management services. The Board also noted the depth and investment experience of the portfolio management staff and considered further representations by BFA, BTC and BlackRock that members of the previous portfolio management teams for the Master Portfolio (or BlackRock professionals with similar experience) are expected to be involved with the daily management of the Master Portfolio after the Transaction. The Board also considered BFA’s and BlackRock’s compliance programs and their compliance resources. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters, and that it is expected that these reports and discussions will continue following the consummation of the Transaction.

The Board noted the representations of BFA, BTC and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of BFA in managing the Master Portfolio. The Board also considered that the Master Portfolio and its investors may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction, its lines of business and its liquidity and credit resources. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with a Board of Directors, a majority of whom are independent, and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the July, August and September 2009 Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by BFA under the New Advisory Agreement compared with the services provided by BFA under the Previous Advisory Agreement and that the Board expected that the quality of such services will continue to be appropriate.

Master Portfolio’s expenses and performance of the Master Portfolio —The Board took into account that the fee rate for the Master Portfolio under the New Advisory Agreement is identical to the fee rate under the respective Previous Investment Advisory Agreement. Further, the Board noted that representatives of BFA and BlackRock had confirmed that there is no present intention to alter the advisory fee rate, expense waiver or expense

93 | Appendix

S&P 500 STOCK MASTER PORTFOLIO
Disclosure of Investment Advisory Agreement (continued)

reimbursement arrangements currently in effect for the Master Portfolio for a period of two years. BFA advised that, in connection with the Transaction, it will enter into a contractual advisory fee waiver for the Master Portfolio previously subject to such a waiver on the same terms as the previous contractual advisory fee waiver, all of which would otherwise terminate at the closing of the Transaction. In addition, the rate at which the administration fee is to be paid by the Master Portfolio will not change as a result of the Transaction, nor will there be any other change in the expense structure.

The Board considered BFA’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Master Portfolio could not be predicted.

Costs of services provided to the Master Portfolio and profits realized by BFA and its affiliates — In evaluating the costs of the services to be provided by BFA under the New Advisory Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreement is substantially identical to the Previous Advisory Agreement, including the fact that the fee rates under the agreements are identical and that representatives of BFA and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rate, expense waiver or expense reimbursement arrangements currently in effect as described above. It was noted that it was not possible to predict how the Transaction would affect BFA’s profitability from its relationship with the Master Portfolio. BFA, BlackRock and the Board discussed how profitability is expected to be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered investment companies. The Board also received a presentation from BlackRock comparing the methodologies currently used by BlackRock and BFA to calculate investment company profitability and a comparison of the Master Portfolio’s 2007 and 2008 profitability to BFA to the profitability to BlackRock in 2007 and 2008 of similarly managed investment companies.

Economies of scale —The Board noted that the Previous Advisory Agreement and the New Advisory Agreement do not provide any breakpoints in the investment advisory fee rate as a result of any increases in the asset levels of the Master Portfolio. However, the Board noted that the investment advisory fee rate for the Master Portfolio had been set initially at the lower end of the marketplace so as to afford the Master Portfolio’s investors the opportunity to share in anticipated economies of scale from inception.

The Board noted representations from BlackRock that it will continue to make significant investments in the infrastructure supporting the Master Portfolio. The Board determined that changes to the fee structure were not currently necessary. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Fees and services provided for other comparable funds/accounts managed by BFA and its affiliates — In March 2009, the Board had considered the Master Portfolio’s advisory fee rate under the Previous Advisory Agreement (which is the same as the advisory fees rate under the New Advisory Agreement) in comparison to the investment advisory/management fee rates for other accounts. The Board noted that any differences between the investment advisory fee rate for the Master Portfolio and the investment advisory/management fee rates for the other accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the other accounts and determined that the investment advisory fee rates do not constitute fees

Appendix | 94

S&P 500 STOCK MASTER PORTFOLIO
Disclosure of Investment Advisory Agreement (continued)

that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other benefits to BFA and/or its affiliates — In March 2009, the Board had reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Master Portfolio by BFA and concluded that any ancillary benefits would not be disadvantageous to the Master Portfolio’s investors. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty, and the Board expected that they will continue to be evaluated going forward.

Conclusions — The Board examined the totality of the information it was provided at the July, August and September 2009 Board meetings, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreement, including the investment advisory fee rate thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolio and its investors to unanimously approve the New Advisory Agreement.

95 | Appendix

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees

NON-INTERESTED TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH MIP	LENGTH OF TIME SERVED AS A TRUSTEE2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK—ADVISED REGISTERED INVESTMENT COMPANIES (“RICS”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009
President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.
				36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009
Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009
Professor Emeritus, New York University since 2005;
John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.
				36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009
 Director, The West Penn Allegheny Health System
(a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Appendix | 96

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH MIP	LENGTH OF TIME SERVED AS A TRUSTEE2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK—ADVISED REGISTERED INVESTMENT COMPANIES (“RICS”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009
President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of
California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009
Managing Partner, Urish Popeck & Co.,LLC (certified public accountants and consultants) since 1976; Member of
External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009
Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.
				36 RICs consisting of 106 Portfolios	None

1           Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.
2            Date shown is the earliest date a person has served as a trustee for MIP.

97 | Appendix

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

INTERESTED TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH MIP	LENGTH OF TIME SERVED AS A TRUSTEE2	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK—ADVISED REGISTERED INVESTMENT COMPANIES (“RICS”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009
Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
				173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				173 RICs consisting of 304 Portfolios	None

1
Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

Appendix | 98

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

MIP OFFICERS1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH MIP	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009
Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax- Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

99 | Appendix

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH MIP	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009
Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2009	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1           Officers of MIP serve at the pleasure of the Board.

Further information about MIP Officers and Trustees is available in MIP Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

INVESTMENT ADVISOR	CUSTODIAN	TRANSFER AGENT	ACCOUNTING AGENT	DISTRIBUTOR	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	LEGAL COUNSEL	ADDRESS OF THE FUNDS

BlackRock Fund Advisors San Francisco, CA 94105	State Street Bank and Trust Company Boston, MA 02101	State Street Bank and Trust Company Boston, MA 02101	State Street Bank and Trust Company Boston, MA 02101	SEI Investments Distribution Co. Oaks, PA 19456	PricewaterhouseCoopers LLP San Francisco, CA 94111	Sidley Austin LLP New York, NY 10019	c/o the Distributor One Freedom Valley Drive Oaks, PA 19456

Appendix | 100

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2.  Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer and principal financial officer.  The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030.  The Code of Ethics has been previously filed with the SEC.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board's Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees1
Fiscal Year 2008                                $129,000
Fiscal Year 2009                                $134,000

(b)           Audit-Related Fees
Fiscal Year 2008                                $0
Fiscal Year 2009                                $0

(c)           Tax Fees2
Fiscal Year 2008                                $14,800
Fiscal Year 2009                                $19,000

(d)           All Other Fees
Fiscal Year 2008                                $0
Fiscal Year 2009                                $0

(e) (1)	Not applicable.

       (2)  Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	Not Applicable
Tax Fees:                                0%
All Other Fees:                      0%

(f)           Not applicable.

(g)           Not applicable.

(h)           Not applicable.

______________________________

1  These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund, including services that are normally provided in connection with the Funds' statutory and regulatory filings.

2   These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, and State Corporate Tax Returns for, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund ,Value Fund, Small-Company Stock Fund, and Growth Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

Item 5.  Audit Committee of Listed Registrants.
Not applicable.

Item 6.  Schedule of Investments.
The schedule of investments in securities is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)  Disclosure Controls and Procedures.  The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant's Disclosure Controls and Procedures provide reasonable assurance that material information relating to the registrant is accumulated and communicated to the appropriate persons, based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)
A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By:           /s/ Peter R. Morris
Peter R. Morris
President

Date:           March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Peter R. Morris
Peter R. Morris
President

Date:           March 8, 2010

By:           /s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date:           March 8, 2010